   As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                           Registration No. 333-100664
                 ----------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST EFFECTIVE AMENDMENT NO.5 [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 15 [X]

       John Hancock Life Insurance Company of New York SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                 John Hancock Life Insurance Company of New York
                               (Name of Depositor)

                              197 Clarendon Street
                                Boston, MA 02117
          (Complete address of depositor's principal executive offices)

                   Depositor's Telephone Number: 617-572-6000
                               ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company of New York
                              U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                               ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-5208
                               ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2006

                John Hancock Life Insurance Company of New York
                              Separate Account B

                               Survivorship VUL
         Flexible Premium Survivorship Variable Life Insurance Policy

Science & Technology         U.S. Global Leaders Growth Equity-Income
Pacific Rim                  Quantitative All Cap       American Blue Chip Income and Growth
Health Sciences              All Cap Core               Income & Value
Emerging Growth              Total Stock Market Index   PIMCO VIT All Asset
Emerging Small Company       Blue Chip Growth           Global Allocation
Small Cap                    U.S. Large Cap             High Yield
Small Cap Index              Core Equity                U.S. High Yield Bond
Dynamic Growth               Strategic Value            Strategic Bond
Mid Cap Stock                Large Cap Value            Strategic Income
Natural Resources            Classic Value              Global Bond
All Cap Growth               Utilities                  Investment Quality Bond
Strategic Opportunities      Real Estate Securities     Total Return
Financial Services           Small Cap Opportunities    American Bond
International Opportunities  Small Company Value        Real Return Bond
International Small Cap      Special Value              Core Bond
International Equity Index A Mid Cap Value              Active Bond
American International       Value                      U.S. Government Securities
International Value          All Cap Value              Money Market
International Core           500 Index                  Lifestyle Aggressive
Quantitative Mid Cap         500 Index B                Lifestyle Growth
Mid Cap Index                Fundamental Value          Lifestyle Balanced
Mid Cap Core                 U.S. Core                  Lifestyle Moderate
Global                       Large Cap                  Lifestyle Conservative
Capital Appreciation         Quantitative Value
American Growth              American Growth-Income

                            * * * * * * * * * * * *

   These policies have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

   NYSVUL03 5/2006

                               TABLE OF CONTENTS

    SUMMARY OF BENEFITS AND RISKS......................................  4
       Benefits........................................................  4
       Risks...........................................................  4
    FEE TABLES.........................................................  5
    TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS............. 10
    POLICY SUMMARY..................................................... 17
       General......................................................... 17
       Death Benefits.................................................. 18
       Return of Premium Rider......................................... 18
       Premiums........................................................ 18
       Policy Value.................................................... 18
       Policy Loans.................................................... 18
       Surrender and Partial Withdrawals............................... 18
       Lapse and Reinstatement......................................... 19
       Charges and Deductions.......................................... 19
       Investment Options and Investment Subadvisers................... 19
       Investment Management Fees and Expenses......................... 19
    GENERAL INFORMATION ABOUT JOHN HANCOCK NY, RATINGS AND THE SEPARATE
      ACCOUNT.......................................................... 20
       Description of John Hancock NY.................................. 20
       Ratings......................................................... 20
       Description of Separate Account B............................... 20
    ISSUING A POLICY................................................... 20
       Requirements.................................................... 20
       Minimum Initial Face Amount..................................... 21
       Backdating a Policy............................................. 21
       Temporary Insurance Agreement................................... 21
       Right to Examine the Policy..................................... 21
       Life Insurance Qualification.................................... 22
    DEATH BENEFITS..................................................... 23
       Death Benefit Options........................................... 23
       Changing the Death Benefit Option............................... 23
       Changing the Face Amount........................................ 23
    PREMIUM PAYMENTS................................................... 24
       Initial Premiums................................................ 24
       Subsequent Premiums............................................. 24
       Maximum Premium Limitation...................................... 25
       Premium Allocation.............................................. 25
    CHARGES AND DEDUCTIONS............................................. 25
       Premium Charge.................................................. 25
       Surrender Charges............................................... 25
       Monthly Charges................................................. 28
       Charges for Transfers........................................... 29
       Investment Management Fees and Expenses......................... 29
       Reduction in Charges............................................ 29
    SPECIAL PROVISIONS FOR EXCHANGES................................... 29
    COMPANY TAX CONSIDERATIONS......................................... 30
    POLICY VALUE....................................................... 30
       Determination of the Policy Value............................... 30
       Units and Unit Values........................................... 30
       Transfers of Policy Value....................................... 31
    POLICY LOANS....................................................... 33
       Effect of Policy Loan........................................... 33
       Interest Charged on Policy Loans................................ 33
       Loan Account.................................................... 33

POLICY SURRENDER AND PARTIAL WITHDRAWALS.............................................  34
   Policy Surrender..................................................................  34
   Partial Withdrawals...............................................................  34
LAPSE AND REINSTATEMENT..............................................................  34
   Lapse.............................................................................  34
   No-Lapse Guarantee................................................................  35
   Reinstatement.....................................................................  36
   Termination of the Policy.........................................................  36
   Termination Maturity Benefit and Age 100 Advantage................................  36
THE GENERAL ACCOUNT..................................................................  37
   Fixed Account.....................................................................  37
OTHER PROVISIONS OF THE POLICY.......................................................  38
   Return of Premium Death Benefit Rider.............................................  38
   Policy Owner Rights...............................................................  38
   Beneficiary.......................................................................  39
   Incontestability..................................................................  39
   Misstatement of Age or Sex........................................................  39
   Suicide Exclusion.................................................................  39
   Supplementary Benefits............................................................  39
   Conversion Privilege..............................................................  40
TAX TREATMENT OF THE POLICY..........................................................  40
   General...........................................................................  40
   Policy Death Benefit Proceeds.....................................................  40
   Other Policy Distributions........................................................  41
   Policy Loans......................................................................  41
   Diversification Rules and Ownership of the Separate Account.......................  42
   7-pay Premium Limit and Modified Endowment Contract Status........................  42
   Corporate and H.R. 10 Retirement Plans............................................  43
   Withholding.......................................................................  43
   Life Insurance Purchases by Residents of Puerto Rico..............................  43
   Life Insurance Purchases by Non-Resident Aliens...................................  43
OTHER INFORMATION....................................................................  44
   Payment of Proceeds...............................................................  44
   Reports to Policy Owners..........................................................  44
   Distribution of Policies..........................................................  44
   Responsibilities Assumed By John Hancock NY, JH Distributors and John Hancock USA.  45
   Voting Rights.....................................................................  46
   Substitution of Portfolio Shares..................................................  46
   Records and Accounts..............................................................  47
   State Regulation..................................................................  47
   Further Information...............................................................  47
   Financial Statements..............................................................  47
APPENDIX A: DEFINITIONS.............................................................. A-1

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

                         SUMMARY OF BENEFITS AND RISKS

Benefits

   Some of the benefits of purchasing the policy are described below.

   Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the last Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals." Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

   Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

   Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

   Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the policy are described below.

   Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

   Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

   Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

   Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 15 years from the purchase of the policy. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

   Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

      -------------------------------------------------------------------
                               Transaction Fees
      -------------------------------------------------------------------
           Charge         When Charge is Deducted      Amount Deducted
      -------------------------------------------------------------------
      Premium Charge   Upon receipt of premium       15% of each premium
                                                     paid for the first
                                                     10 Policy Years
      -------------------------------------------------------------------
      Surrender Charge Upon withdrawal, surrender or The maximum
                       policy lapse                  surrender charge
                                                     for any policy per
                                                     $1000 of Face
                                                     Amount is $31.19.
                                                     A surrender charge
                                                     is applicable
                                                     during the first 15
                                                     Policy Years and is
                                                     based on the Face
                                                     Amount of the
                                                     policy.
      -------------------------------------------------------------------
      Transfer Fees    Upon transfer                 $25 (only applies
                                                     to transfers in
                                                     excess of 12 in a
                                                     Policy Year)
      -------------------------------------------------------------------

 Dollar Cost Averaging                         Upon transfer Guaranteed $5.00
                                                             -----------------
                                                             Current    $0.00
 -----------------------------------------------------------------------------
 Asset Allocation Rebalancer                   Upon transfer Guaranteed $15.00
                                                             -----------------
                                                             Current    $0.00

   The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.

-------------------------------------------------------------------------------------------------------------------
                                    Charges Other Than Those of the Portfolios
-------------------------------------------------------------------------------------------------------------------
                        When
                      Charge is
       Charge         Deducted                                    Amount Deducted
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/   Monthly  Minimum and Maximum Charge               The possible range of the cost of
                                                                         insurance is from $0.00 to $83.33 per
                                                                         $1,000 of the net amount at risk.
-------------------------------------------------------------------------------------------------------------------
                                Charge for a Representative Policy Owner Male
                                (a 55 year old male and a 50 year old    $0.03 per $1,000 of the net amount at risk
                                female, both preferred non-smoking,      Female
                                protection to age 100)                   $0.02 per $1,000 of the net amount at risk
-------------------------------------------------------------------------------------------------------------------
Cost of Insurance --   Monthly  Minimum and Maximum Charge               The possible range of the cost of
Optional Return of                                                       insurance is from $0.00 to $83.33 per
Premium Rider/1/                                                         $1,000 of the net amount at risk.
-------------------------------------------------------------------------------------------------------------------
                                Charge for a Representative Policy Owner Male
                                (a 55 year old male and a 50 year old    $0.03 per $1,000 of the net amount at risk
                                female, both preferred non-smoking,      Female
                                protection to age 100)                   $0.02 per $1,000 of the net amount at risk
-------------------------------------------------------------------------------------------------------------------
Mortality and Expense  Monthly  In Policy Years 1-15 the charge is 0.10% monthly (1.20% annually)/2/
Risk Fees
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                 Charges Other Than Those of the
                                            Portfolios
--------------------------------------------------------------------------------------------------
                       When
                     Charge is
       Charge        Deducted                           Amount Deducted
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Administration       Monthly   An administration charge of $0.18 per $1,000 of current Face
Charge                         Amount per Policy Month will be deducted in the first Policy Year.
                               In subsequent years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current Face Amount per Policy Month.
--------------------------------------------------------------------------------------------------
Loan Interest Rate   Annually  1.25%
(Net)
--------------------------------------------------------------------------------------------------
Optional Extended No Monthly   Minimum and Maximum Charge     The possible range of the cost of
Lapse Guarantee                                               guarantee is from $0.01 to $0.08 per
                                                              $1,000 of Base Face Amount.
--------------------------------------------------------------------------------------------------
                               Charge for a Representative    $0.03 per $1,000 of the Base Face
                               Policy Owner (a 55 year old    Amount.
                               male and a 50 year old
                               female, both preferred
                               non-smoking, protection to
                               age 100)
--------------------------------------------------------------------------------------------------

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy. The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.
2 Thereafter the charge is 0.0% on a current basis, and is guaranteed not to exceed 0.03% monthly (0.30% annually).

   The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio's average net assets for 2004. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolios.

                                  Annual Operating Expense of the Portfolios
                              (Expenses that are Deducted from Portfolio Assets)
--------------------------------------------------------------------------------------------------------------
                                                                                               Minimum Maximum
--------------------------------------------------------------------------------------------------------------
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees
 and other expenses                                                                             0.50%.  1.53%.
--------------------------------------------------------------------------------------------------------------

   The next table describes fees and expenses for each of the portfolios. Except as indicated in the footnotes appearing at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2005. More detail concerning each portfolio's fees and expenses is contained in the prospectuses for the portfolios.

Portfolio Annual Expenses

   -------------------------------------------------------------------------
                          Management                            Total Annual
         Portfolios          Fees     12b-1 Fees Other Expenses   Expenses
   -------------------------------------------------------------------------
   Science & Technology      1.05%/A/    0.05%        0.07%         1.17%
   -------------------------------------------------------------------------
   Pacific Rim               0.80%       0.05%        0.24%         1.09%
   -------------------------------------------------------------------------
   Health Sciences           1.05%/A/    0.05%        0.12%         1.22%
   -------------------------------------------------------------------------
   Emerging Growth           0.80%       0.05%        0.08%         0.93%
   -------------------------------------------------------------------------
   Emerging Small Company    0.97%       0.05%        0.07%         1.09%
   -------------------------------------------------------------------------
   Small Cap/B/              0.85%       0.05%        0.03%         0.93%
   -------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                  Management                            Total Annual
           Portfolios                Fees     12b-1 Fees Other Expenses   Expenses
------------------------------------------------------------------------------------
Small Cap Index                      0.49%       0.05%        0.04%         0.58%
------------------------------------------------------------------------------------
Dynamic Growth                       0.95%       0.05%        0.07%         1.07%
------------------------------------------------------------------------------------
Mid Cap Stock                        0.84%       0.05%        0.08%         0.97%
------------------------------------------------------------------------------------
Natural Resources                    1.00%       0.05%        0.07%         1.12%
------------------------------------------------------------------------------------
All Cap Growth                       0.85%       0.05%        0.06%         0.96%
------------------------------------------------------------------------------------
Strategic Opportunities              0.80%       0.05%        0.08%         0.93%
------------------------------------------------------------------------------------
Financial Services                   0.82%/C/    0.05%        0.09%         0.96%
------------------------------------------------------------------------------------
International Opportunities          0.90%       0.05%        0.06%         1.01%
------------------------------------------------------------------------------------
International Small Cap              0.92%       0.05%        0.21%         1.18%
------------------------------------------------------------------------------------
International Equity Index A/B/D/    0.54%       0.05%        0.09%         0.68%
------------------------------------------------------------------------------------
American International/E/            0.52%       0.60%        0.08%         1.20%
------------------------------------------------------------------------------------
International Value                  0.82%/F/    0.05%        0.19%         1.06%
------------------------------------------------------------------------------------
International Core                   0.89%       0.05%        0.07%         1.01%
------------------------------------------------------------------------------------
Quantitative Mid Cap                 0.74%       0.05%        0.10%         0.89%
------------------------------------------------------------------------------------
Mid Cap Index                        0.49%       0.05%        0.04%         0.58%
------------------------------------------------------------------------------------
Mid Cap Core                         0.87%       0.05%        0.08%         1.00%
------------------------------------------------------------------------------------
Global                               0.82%/F/    0.05%        0.16%         1.03%
------------------------------------------------------------------------------------
Capital Appreciation                 0.81%       0.05%        0.05%         0.91%
------------------------------------------------------------------------------------
American Growth/E/                   0.33%       0.60%        0.04%         0.97%
------------------------------------------------------------------------------------
U.S. Global Leaders Growth           0.70%       0.05%        0.06%         0.81%
------------------------------------------------------------------------------------
Quantitative All Cap                 0.71%       0.05%        0.06%         0.82%
------------------------------------------------------------------------------------
All Cap Core                         0.80%       0.05%        0.07%         0.92%
------------------------------------------------------------------------------------
Total Stock Market Index             0.49%       0.05%        0.04%         0.58%
------------------------------------------------------------------------------------
Blue Chip Growth                     0.81%/A/    0.05%        0.07%         0.93%
------------------------------------------------------------------------------------
U.S. Large Cap                       0.83%       0.05%        0.06%         0.94%
------------------------------------------------------------------------------------
Core Equity                          0.79%       0.05%        0.06%         0.90%
------------------------------------------------------------------------------------
Strategic Value                      0.85%       0.05%        0.08%         0.98%
------------------------------------------------------------------------------------
Large Cap Value                      0.84%       0.05%        0.08%         0.97%
------------------------------------------------------------------------------------
Classic Value                        0.80%       0.05%        0.24%         1.09%
------------------------------------------------------------------------------------
Utilities                            0.85%       0.05%        0.19%         1.09%
------------------------------------------------------------------------------------
Real Estate Securities               0.70%       0.05%        0.06%         0.81%
------------------------------------------------------------------------------------
Small Cap Opportunities              0.99%       0.05%        0.08%         1.12%
------------------------------------------------------------------------------------
Small Company Value/D/               1.03%/A/    0.05%        0.05%         1.13%
------------------------------------------------------------------------------------
Special Value                        1.00%       0.05%        0.21%         1.26%
------------------------------------------------------------------------------------
Mid Cap Value                        0.85%       0.05%        0.05%         0.95%
------------------------------------------------------------------------------------
Value                                0.74%       0.05%        0.06%         0.85%
------------------------------------------------------------------------------------
All Cap Value                        0.83%       0.05%        0.07%         0.95%
------------------------------------------------------------------------------------
500 Index                            0.46%       0.05%        0.05%         0.56%
------------------------------------------------------------------------------------
500 Index B/B/D/H/                   0.47%        N/A         0.03%         0.50%
------------------------------------------------------------------------------------
Fundamental Value                    0.77%/C/    0.05%        0.05%         0.87%
------------------------------------------------------------------------------------
U.S. Core                            0.76%       0.05%        0.05%         0.86%
------------------------------------------------------------------------------------
Large Cap/B/                         0.84%       0.05%        0.05%         0.94%
------------------------------------------------------------------------------------
Quantitative Value                   0.70%       0.05%        0.06%         0.81%
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                        Management                            Total Annual
              Portfolios                   Fees     12b-1 Fees Other Expenses   Expenses
------------------------------------------------------------------------------------------
American Growth-Income/E/                  0.28%       0.60%        0.05%         0.93%
------------------------------------------------------------------------------------------
Equity-Income                              0.81%/A/    0.05%        0.05%         0.91%
------------------------------------------------------------------------------------------
American Blue Chip Income and Growth/E/    0.44%       0.60%        0.04%         1.08%
------------------------------------------------------------------------------------------
Income & Value                             0.79%       0.05%        0.08%         0.92%
------------------------------------------------------------------------------------------
PIMCO VIT All Asset                        0.20%       0.25%        1.08%/F/      1.53%
------------------------------------------------------------------------------------------
Global Allocation                          0.85%       0.05%        0.19%         1.09%
------------------------------------------------------------------------------------------
High Yield                                 0.66%       0.05%        0.07%         0.78%
------------------------------------------------------------------------------------------
U.S. High Yield Bond/B/D/                  0.74%       0.05%        0.21%         1.00%
------------------------------------------------------------------------------------------
Strategic Bond                             0.67%       0.05%        0.08%         0.80%
------------------------------------------------------------------------------------------
Strategic Income                           0.73%       0.05%        0.30%         1.08%
------------------------------------------------------------------------------------------
Global Bond                                0.70%       0.05%        0.12%         0.87%
------------------------------------------------------------------------------------------
Investment Quality Bond                    0.60%       0.05%        0.09%         0.74%
------------------------------------------------------------------------------------------
Total Return                               0.70%       0.05%        0.07%         0.82%
------------------------------------------------------------------------------------------
American Bond/E/                           0.43%       0.60%        0.04%         1.07%
------------------------------------------------------------------------------------------
Real Return Bond                           0.70%       0.05%        0.07%         0.82%
------------------------------------------------------------------------------------------
Core Bond/B/                               0.67%       0.05%        0.07%         0.79%
------------------------------------------------------------------------------------------
Active Bond/B/                             0.60%       0.05%        0.07%         0.72%
------------------------------------------------------------------------------------------
U.S. Government Securities                 0.59%       0.05%        0.07%         0.71%
------------------------------------------------------------------------------------------
Money Market/B/D/                          0.49%        N/A         0.04%         0.53%
------------------------------------------------------------------------------------------
Lifestyle Aggressive                       0.05%       0.05%        0.95%/G/      1.05%
------------------------------------------------------------------------------------------
Lifestyle Growth                           0.05%       0.05%        0.89%/G/      0.99%
------------------------------------------------------------------------------------------
Lifestyle Balanced                         0.05%       0.05%        0.86%/G/      0.96%
------------------------------------------------------------------------------------------
Lifestyle Moderate                         0.05%       0.05%        0.81%/G/      0.91%
------------------------------------------------------------------------------------------
Lifestyle Conservative                     0.05%       0.05%        0.78%/G/      0.88%
------------------------------------------------------------------------------------------

A The adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, and Small Company Value portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

   The percentage fee reduction is as follows:

-------------------------------------------------------------------------------
                                                               Fee Reduction
                                                            (As a Percentage of
Combined Average Daily Net Assets of the T. Rowe Portfolios the Management Fee)
-------------------------------------------------------------------------------
                    First $750 million                             0.00%
-------------------------------------------------------------------------------
                    Over $750 million                               5.0%
-------------------------------------------------------------------------------

   Effective November 1, 2006, the percentage reduction will be as follows:

-------------------------------------------------------------------------------
                                                               Fee Reduction
                                                            (As a Percentage of
Combined Average Daily Net Assets of the T. Rowe Portfolios the Management Fee)
-------------------------------------------------------------------------------
                 First $750 million                                0.00%
-------------------------------------------------------------------------------
                 Next $750 million                                  5.0%
-------------------------------------------------------------------------------
                 Excess over $1.5 billion                           7.5%
-------------------------------------------------------------------------------

   This voluntary fee waiver may be terminated at any time by the adviser.

B  Commenced operations April 29, 2005

C For the period prior to October 14, 2005, the adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below as a percentage of average annual net assets.

            --------------------------------------------------------
                                             Between
                                           $50 Million
                                  First        and      Excess Over
                Portfolio      $50 Million $500 Million $500 Million
            --------------------------------------------------------
            Financial Services    0.85%        0.80%        0.75%
            --------------------------------------------------------
            Fundamental Value     0.85%        0.80%        0.75%
            --------------------------------------------------------

   Effective October 14, 2005, the advisory fees for the Financial Services and the Fundamental Value portfolios were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

   If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the management fees for these portfolios would have been as follows:

                            ------------------------
                            Financial Services 0.82%
                            ------------------------
                            Fundamental Value  0.77%
                            ------------------------

D  Based on estimates for the current fiscal year.

E Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios, and during the year ended December 31, 2005, Capital Research Management Company (the adviser to the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios) voluntarily reduced investment advisory fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the management fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47% and Total Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15%.

F "Other Expenses" for the PIMCO All Asset portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds' expenses (0.63%) are estimated based upon an allocation of the portfolio's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio's current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

G Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, the American International, the American Blue Chip Income and Growth, the American Bond, and the American Growth-Income portfolios (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50 % to 1.53%.

H The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund's "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock USA or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the Management Fee shown for the 500 Index Trust B would be 0.22% and the Total Annual Expenses would be 0.25%.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

   The portfolios available under the policies are as follows:

--------------------------------------------------------------------------------------------------------------------
Portfolio              Portfolio Manager              Investment Description
--------------------------------------------------------------------------------------------------------------------
Science & Technology   T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                      of companies expected to benefit from the development,
                                                      advancement, and use of science and technology. Current
                                                      income is incidental to the portfolio's objective.
--------------------------------------------------------------------------------------------------------------------
Pacific Rim            MFC Global Investment          Seeks long-term growth of capital by investing in a
                       Management (U.S.A.) Limited    diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                                      domiciled in countries in the Pacific Rim region.
--------------------------------------------------------------------------------------------------------------------
Health Sciences        T. Rowe Price Associates, Inc. Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                      of companies engaged in the research, development,
                                                      production, or distribution of products or services related to health care, medicine, or the life sciences.
--------------------------------------------------------------------------------------------------------------------
Emerging Growth        MFC Global Investment          Seeks superior long-term rates of return through capital
                       Management (U.S.A.) Limited    appreciation by investing, under normal circumstances,
                                                      primarily in high quality securities and convertible
                                                      instruments of small-cap U.S. companies.
--------------------------------------------------------------------------------------------------------------------
Emerging Small Company Franklin Advisers, Inc.        Seeks long-term growth of capital by investing, under
                                                      normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock
                                                      equity securities of companies with market capitalizations that approximately match the range of capitalization of the
                                                      Russell 2000 Growth Index* at the time of purchase.
--------------------------------------------------------------------------------------------------------------------
Small Cap              Independence Investment LLC    Seeks maximum capital appreciation consistent with
                                                      reasonable risk to principal by investing, under normal
                                                      market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is under
                                                      $2 billion.
--------------------------------------------------------------------------------------------------------------------
Small Cap Index        MFC Global Investment          Seeks to approximate the aggregate total return of a small
                       Management (U.S.A.) Limited    cap U.S. domestic equity market index by attempting to
                                                      track the performance of the Russell 2000 Index.*
--------------------------------------------------------------------------------------------------------------------
Dynamic Growth         Deutsche Asset Management Inc. Seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.
--------------------------------------------------------------------------------------------------------------------
Mid Cap Stock          Wellington Management Company, Seeks long-term growth of capital by investing primarily in
                       LLP                            equity securities of mid-size companies with significant
                                                      capital appreciation potential.
--------------------------------------------------------------------------------------------------------------------
Natural Resources      Wellington Management Company, Seeks long-term total return by investing, under normal
                       LLP                            market conditions, primarily in equity and equity-related
                                                      securities of natural resource-related companies worldwide.
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio                    Portfolio Manager               Investment Description
-----------------------------------------------------------------------------------------------------------------------------
All Cap Growth               AIM Capital Management, Inc.    Seeks long-term capital appreciation by investing the
                                                             portfolio's assets, under normal market conditions,
                                                             principally in common stocks of companies that are likely to benefit from new or innovative products, services or
                                                             processes, as well as those that have experienced above
                                                             average, long-term growth in earnings and have excellent
                                                             prospects for future growth.
-----------------------------------------------------------------------------------------------------------------------------
Strategic Opportunities      Fidelity Management & Research  Seeks growth of capital by investing primarily in common
                             Company                         stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.
-----------------------------------------------------------------------------------------------------------------------------
Financial Services           Davis Advisors                  Seeks growth of capital by investing primarily in common
                                                             stocks of financial companies. During normal market
                                                             conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                                             companies that are principally engaged in financial services.
                                                             A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least
                                                             50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
-----------------------------------------------------------------------------------------------------------------------------
International Opportunities  Marisco Capital Management, LLC Seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in
                                                             common stocks of foreign companies that are selected for
                                                             their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio
                                                             normally invests in issuers from at least three different
                                                             countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging
                                                             markets.
-----------------------------------------------------------------------------------------------------------------------------
International Small Cap      Templeton Investment Counsel,   Seeks capital appreciation by investing primarily in the
                             Inc.                            common stock of companies located outside the U.S. which
                                                             have total stock market capitalization or annual revenues of
                                                             $1.5 billion or less.
-----------------------------------------------------------------------------------------------------------------------------
International Equity Index A SSgA Funds Management, Inc.     Seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by
                                                             attempting to track the performance of the MSCI All
                                                             Country World ex-US Index*. (Series I shares are available for sale to contracts purchased prior to May 13, 2002; Series
                                                             II shares are available for sale to contracts purchased on or after May 13, 2002.)
-----------------------------------------------------------------------------------------------------------------------------
American International       Capital Research Management     Invests all of its assets in Class 2 shares of the International
                             Company                         Fund, a series of American Fund Insurance Series. The
                                                             International Fund invests primarily in common stocks of
                                                             companies located outside the United States.
-----------------------------------------------------------------------------------------------------------------------------
International Value          Templeton Investment Counsel,   Seeks long-term growth of capital by investing, under
                             Inc.                            normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                                             markets.
-----------------------------------------------------------------------------------------------------------------------------
International Core           Grantham, Mayo, Van Otterloo &  Seeks to outperform the MSCI EAFA Index* by investing
                             Co. LLC                         typically in a diversified portfolio of equity investments from developed markets other than the U.S.
-----------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap         MFC Global Investment           Seeks long-term growth of capital by investing, under
                             Management (U.S.A.) Limited     normal market conditions, at least 80% of its total assets
                                                             (plus any borrowings for investment purposes) in U.S. mid-
                                                             cap stocks, convertible preferred stocks, convertible bonds and warrants.
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                MFC Global Investment           Seeks to approximate the aggregate total return of a mid-cap
                             Management (U.S.A.) Limited     U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager                 Investment Description
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Core               AIM Capital Management, Inc.      Seeks long-term growth of capital by investing, under
                                                             normal market conditions, at least 80% of its assets in equity securities, including convertible securities, of mid-
                                                             capitalization companies.
----------------------------------------------------------------------------------------------------------------------------
Global                     Templeton Global Advisors         Seeks long-term capital appreciation by investing, under
                           Limited                           normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including
                                                             emerging markets.
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation       Jennison Associates LLC           Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                                             subadviser believes have above-average growth prospects.
                                                             These companies are generally medium-to-large
                                                             capitalization companies.
----------------------------------------------------------------------------------------------------------------------------
American Growth            Capital Research Management       Invests all of its assets in Class 2 shares of the Growth Fund,
                           Company                           a series of American Fund Insurance Series. The Growth
                                                             Fund invests primarily in common stocks of companies that
                                                             appear to offer superior opportunities for growth of capital.
----------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Sustainable Growth Advisers, L.P. Seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of
                                                             "U.S. Global Leaders."
----------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap       MFC Global Investment             Seeks long-term growth of capital by investing, under
                           Management (U.S.A.) Limited       normal circumstances, primarily in equity securities of U.S.
                                                             companies. The portfolio will generally focus on equity
                                                             securities of U.S. companies across the three market
                                                             capitalization ranges of large, mid and small.
----------------------------------------------------------------------------------------------------------------------------
All Cap Core               Deutsche Asset Management Inc.    Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the
                                                             Russell 3000 Index*.
----------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index   MFC Global Investment             Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited       U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.
----------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth           T. Rowe Price Associates, Inc.    Seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth
                                                             companies. Many of the stocks in the portfolio are expected to pay dividends.
----------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap             Capital Guardian Trust Company    Seeks long-term growth of capital and income by investing
                                                             the portfolio's assets, under normal market conditions,
                                                             primarily in equity and equity-related securities of
                                                             companies with market capitalization greater than $500
                                                             million.
----------------------------------------------------------------------------------------------------------------------------
Core Equity                Legg Mason Funds Management,      Seeks long-term capital growth by investing, under normal
                           Inc.                              market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                                             The subadviser seeks to purchase securities at large
                                                             discounts to the subadviser's assessment of their intrinsic value.
----------------------------------------------------------------------------------------------------------------------------
Strategic Value            Massachusetts Financial Services  Seeks capital appreciation by investing, under normal market
                           Company                           conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser
                                                             believes are undervalued in the market relative to their long term potential.
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value            Mercury Advisors                  Seeks long-term growth of capital by investing, under
                                                             normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the
                                                             U.S.
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager                Investment Description
---------------------------------------------------------------------------------------------------------------------------
Classic Value              Pzena Investment Management,     Seeks long-term growth of capital by investing, under
                           LLC                              normal market conditions, at least 80% of its net assets in domestic equity securities.
---------------------------------------------------------------------------------------------------------------------------
Utilities                  Massachusetts Financial Services Seeks capital growth and current income (income above that
                           Company                          available from a portfolio invested entirely in equity
                                                            securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                                            domestic and foreign companies in the utilities industry.
---------------------------------------------------------------------------------------------------------------------------
Real Estate Securities     Deutsche Asset Management Inc.   Seeks to achieve a combination of long-term capital
                                                            appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                                            companies.
---------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities    Munder Capital Management        Seeks long-term capital appreciation by investing, under
                                                            normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
---------------------------------------------------------------------------------------------------------------------------
Small Company Value        T. Rowe Price Associates, Inc.   Seeks long-term growth of capital by investing, under
                                                            normal market conditions, primarily in small companies
                                                            whose common stocks are believed to be undervalued.
                                                            Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                                            investment purposes) in companies with a market
                                                            capitalization that do not exceed the maximum market
                                                            capitalization of any security in the Russell 2000 Index* at the time of purchase.
---------------------------------------------------------------------------------------------------------------------------
Special Value              Salomon Brothers Asset           Seeks long-term capital growth by investing, under normal
(only Series II available) Management Inc.                  circumstances, at least 80% of its net assets in common
                                                            stocks and other equity securities of companies whose
                                                            market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                                            2000 Value Index*.
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Value              Lord, Abbett & Co                Seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized
                                                            companies, with market capitalization of roughly $500
                                                            million to $10 billion.
---------------------------------------------------------------------------------------------------------------------------
Value                      Van Kampen                       Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of
                                                            companies in the Russell Midcap Value Index*.
---------------------------------------------------------------------------------------------------------------------------
All Cap Value              Lord, Abbett & Co                Seeks capital appreciation by investing in equity securities of
                                                            U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
---------------------------------------------------------------------------------------------------------------------------
500 Index                  MFC Global Investment            Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited      U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.
---------------------------------------------------------------------------------------------------------------------------
500 Index B                MFC Global Investment            Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited      U.S. domestic equity market index investing, under normal
                                                            market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                                            stocks that are included in the S&P 500 Index* and (b)
                                                            securities (which may or may not be included in the S&P
                                                            500 Index) that MFC Global (U.S.A.) believes as a group
                                                            will behave in a manner similar to the index.
---------------------------------------------------------------------------------------------------------------------------
Fundamental Value          Davis Advisors                   Seeks growth of capital by investing, under normal market
                                                            conditions, primarily in common stocks of U.S. companies
                                                            with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Portfolio                         Portfolio Manager              Investment Description
--------------------------------------------------------------------------------------------------------------------------------
U.S. Core                         Grantham, Mayo, Van Otterloo & Seeks long-term growth of capital and income, consistent
                                  Co. LLC                        with prudent investment risk, by investing primarily in a
                                                                 diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.
--------------------------------------------------------------------------------------------------------------------------------
Large Cap                         UBS Global Asset Management    Seeks to maximize total return, consisting of capital
                                                                 appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S.
                                                                 large capitalization companies.
--------------------------------------------------------------------------------------------------------------------------------
Quantitative Value                MFC Global Investment          Seeks long-term capital appreciation by investing primarily
                                  Management (U.S.A.) Limited    in large-cap U.S. securities with the potential for long-term growth of capital.
--------------------------------------------------------------------------------------------------------------------------------
American Growth-Income            Capital Research Management    Invests all of its assets in Class 2 shares of the Growth-
                                  Company                        Income Fund, a series of American Fund Insurance Series.
                                                                 The Growth-Income Fund invests primarily in common
                                                                 stocks or other securities which demonstrate the potential for appreciation and/or dividends.
--------------------------------------------------------------------------------------------------------------------------------
Equity-Income                     T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income and also long-
                                                                 term capital appreciation by investing primarily in dividend-
                                                                 paying common stocks, particularly of established
                                                                 companies with favorable prospects for both increasing
                                                                 dividends and capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
American Blue Chip Income and     Capital Research Management    Invests all of its assets in Class 2 shares of the Blue Chip
Growth                            Company                        Income and Growth Fund, a series of American Fund
                                                                 Insurance Series. The Blue Chip Income and Growth Fund
                                                                 invests primarily in common stocks of larger, more
                                                                 established companies based in the U.S. with market
                                                                 capitalizations of $4 billion and above.
--------------------------------------------------------------------------------------------------------------------------------
Income & Value                    Capital Guardian Trust Company Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-
                                                                 income securities. The subadviser has full discretion to
                                                                 determine the allocation between equity and fixed income
                                                                 securities.
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio     Pacific Investment Management  The portfolio invests primarily in a diversified mix of: (a)
(a series of the PIMCO Variable   Company                        common stocks of large and mid sized U.S. companies, and
Insurance Trust) (only Class M is                                (b) bonds with an overall intermediate term average
available for sale)                                              maturity.
--------------------------------------------------------------------------------------------------------------------------------
Global Allocation                 UBS Global Asset Management    Seeks total return, consisting of long-term capital
                                                                 appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.
--------------------------------------------------------------------------------------------------------------------------------
High Yield                        Salomon Brothers Asset         Seeks to realize an above-average total return over a market
                                  Management Inc.                cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond              Wells Fargo Fund Management,   Seeks total return with a high level of current income by
                                  LLC                            investing, under normal market conditions, primarily in
                                                                 below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                                                 preferred and other convertible securities and bank loans.
--------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                    Salomon Brothers Asset         Seeks a high level of total return consistent with preservation
                                  Management Inc.                of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager               Investment Description
-----------------------------------------------------------------------------------------------------------------------------
Strategic Income           Sovereign Asset Management, LLC Seeks a high level of current income by investing, under normal market conditions, primarily in foreign government
                                                           and corporate debt securities from developed and emerging
                                                           markets; U.S. Government and agency securities; and U.S.
                                                           high yield bonds.
-----------------------------------------------------------------------------------------------------------------------------
Global Bond                Pacific Investment Management   Seeks to realize maximum total return, consistent with
                           Company                         preservation of capital and prudent investment management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
-----------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond    Wellington Management Company,  Seeks a high level of current income consistent with the
                           LLP                             maintenance of principal and liquidity, by investing in a
                                                           diversified portfolio of investment grade bonds. Investments will tend to focus on corporate bonds and U.S. Government
                                                           bonds with intermediate to longer term maturities. The
                                                           portfolio may also invest up to 20% of its assets in non-
                                                           investment grade fixed income securities.
-----------------------------------------------------------------------------------------------------------------------------
Total Return               Pacific Investment Management   Seeks to realize maximum total return, consistent with
                           Company                         preservation of capital and prudent investment management, by investing, under normal market conditions, at least 65%
                                                           of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                                           portfolio duration will normally vary within a three-to six-
                                                           year time frame based on the subadviser's forecast for
                                                           interest rates.
-----------------------------------------------------------------------------------------------------------------------------
American Bond              Capital Research Management Co  Seeks to maximize current income and preserve capital.
                           LLC
-----------------------------------------------------------------------------------------------------------------------------
Real Return Bond           Pacific Investment Management   Seeks maximum return, consistent with preservation of
                           Company                         capital and prudent investment management, by investing,
                                                           under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.
-----------------------------------------------------------------------------------------------------------------------------
Core Bond                  Wells Fargo Fund Management,    Seeks total return consisting of income and capital
                           LLC                             appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                                           subadviser invests in debt securities that the subadviser
                                                           believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.
                                                           From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to
                                                           investment-grade debt securities. Under normal
                                                           circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5/ 1//2 years.
-----------------------------------------------------------------------------------------------------------------------------
Active Bond                Declaration Management &        Seeks income and capital appreciation by investing at least
                           Research LLC                    80% of its assets in a diversified mix of debt securities and instruments.
                           Sovereign Asset Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Salomon Brothers Asset          Seeks a high level of current income consistent with
                           Management Inc.                 preservation of capital and maintenance of liquidity, by
                                                           investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as
                                                           collateralized mortgage obligations backed by such
                                                           securities.
-----------------------------------------------------------------------------------------------------------------------------
Money Market               MFC Global Investment           Seeks maximum current income consistent with preservation
                           Management (U.S.A.) Limited     of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.
-----------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive       MFC Global Investment           Seeks to provide long-term growth of capital (current income
                           Management (U.S.A.) Limited     is not a consideration) by investing 100% of the Lifestyle
                                                           Trust's assets in other portfolios of the Trust which invest
                           Deutsche Asset Management Inc.  primarily in equity securities.
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Portfolio              Portfolio Manager              Investment Description
---------------------------------------------------------------------------------------------------------------------
Lifestyle Growth       MFC Global Investment          Seeks to provide long-term growth of capital with
                       Management (U.S.A.) Limited    consideration also given to current income by investing
                                                      approximately 20% of the Lifestyle Trust's assets in other
                       Deutsche Asset Management Inc. portfolios of the Trust which invest primarily in fixed income securities and approximately 80% of its assets in
                                                      other portfolios of the Trust which invest primarily in equity securities.
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Lifestyle Balanced     MFC Global Investment          Seeks to provide a balance between a high level of current
                       Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                       Deutsche Asset Management Inc. Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed income securities and
                                                      approximately 60% of its assets in other portfolios of the
                                                      Trust which invest primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate     MFC Global Investment          Seeks to provide a balance between a high level of current
                       Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                       Deutsche Asset Management Inc. Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed income securities and
                                                      approximately 40% of its assets in other portfolios of the
                                                      Trust which invest primarily in equity securities.
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Lifestyle Conservative MFC Global Investment          Seeks to provide a high level of current income with some
                       Management (U.S.A.) Limited    consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other
                       Deutsche Asset Management Inc. portfolios of the Trust which invest primarily in fixed income securities and approximately 20% of its assets in
                                                      other portfolios of the Trust which invest primarily in equity securities.
---------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

   The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Growth Index           --  $26 million to $4.4 billion
     Russell 2000 Index                  --  $105 million to $4.4 billion
     Russell 3000 Index                  --  $26 million to $370 billion
     Russell 2000 Value Index            --  $41 million to $3.5 billion
     Russell Midcap Value Index          --  $582 million to $18.2 billion
     Wilshire 5000 Equity Index          --  $1 million to $370 billion
     MSCI All Country World ex US Index  --  $419 million to $219.5 billion
     MSCI EAFA Index                     --  $419 million to $219.5 billion
     S&P Mid Cap 400 Index               --  $423 million to $14.6 billion
     S&P 500 Composite Stock Price Index --  $768 million to $370 billion

                                POLICY SUMMARY

General

   The policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit Percentage.

Death Benefits

   The policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit. The policy owner may change the death benefit option and increase or decrease the Face Amount.

Return of Premium Rider

   The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Rider death benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider is not protected by the No Lapse Guarantee after the second Policy Year.

Premiums

   Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policy owner's instructions, to one or more of our Fixed Account and the sub-accounts of the Separate Account. The policy owner may change allocation instructions at any time and may make transfers among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

   The policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policy owner has allocated premiums. The policy owner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the policy.

Policy Loans

   The policy owner may borrow against the Cash Surrender Value of the policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the Life Insured's death, or upon surrender.

Surrender and Partial Withdrawals

   The policy owner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject.

   A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

   Unless the No-Lapse Guarantee is in effect, a policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policy owner. If the No-Lapse Guarantee is in effect, the policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

   The policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

   A lapsed policy may be reinstated by the policy owner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Lapse and Reinstatement--Reinstatement."

Charges and Deductions

   The Company assesses certain charges and deductions in connection with the policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) charges deducted from premiums paid, and (iii) charges assessed on surrender or lapse. These charges are summarized in the Fee Tables.

   In addition, there are charges deducted from each portfolio. These charges are also summarized in the Fee Tables.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

   The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

   Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. These fees and expenses are described in detail in the portfolio prospectuses.

                  GENERAL INFORMATION ABOUT JOHN HANCOCK NY,
                       RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock NY

   John Hancock Life Insurance Company of New York ("John Hancock NY" or "the Company") is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Ratings

   We have received the following ratings from independent rating agencies:

   A++ A.M. Best

   Superior companies have a very strong ability to meet their obligations; 1st category of 16

   AA+ Fitch Ratings

   Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

   AA+ Standard & Poor's

   Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock NY's ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

   The investment accounts shown on page 1 are in fact sub-accounts of Separate Account B (the "Account"), a separate account established under New York law. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

   The Account's assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. However, the obligations under the policies are the corporate obligation of the Company.

   New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

                               ISSUING A POLICY

Requirements

   To purchase a policy, you must submit a completed application. The Company will not issue a policy until the underwriting process has been completed to its satisfaction.

   Policies may be issued on a basis which does not take into account the sex and/or smoking status of the Lives Insured with prior approval from the Company. A policy will generally be issued only on the lives of insureds from ages 20 through 90.

   Each policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions in Appendix A). The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined and is the expected date of actual delivery of the policy to the policy owner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the policy issuance. The Policy Date is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

   If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the policy has been made:

  . the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and;

  .   the Issue Date will be the date the Company issues the policy.

   The initial premium must be received within 60 days after the Issue Date and the Lives Insured must be in good health on the date the initial premium is received. If the premium is not paid or the application is rejected, the policy will be canceled and any partial premium paid will be returned to the applicant.

Minimum Initial Face Amount

   John Hancock NY will generally issue a policy only if it has a Face Amount of at least $250,000.

Backdating a Policy

   Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.

Temporary Insurance Agreement

   In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis. This means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

   The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

Right to Examine the Policy

   A policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the "Right to Examine the Policy Period." The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the "Right to Examine the Policy Period," the Policy Value will be allocated to the Money Market sub-account. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.

   If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by John Hancock NY, it will pay the policy owner the Policy Value, computed at the end of the valuation period during which the policy is received by John Hancock NY. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.

   Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policy owner should consult with his or her attorney or John Hancock NY agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

   If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the "Right to Examine" period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

Life Insurance Qualification

   This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

   Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

   Changes to the policy may affect the maximum amount of premiums, such as:

  .   A change in the policy's Face Amount.

  .   A change in the death benefit option.

  .   Partial withdrawals.

  .   Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policy owner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

   Minimum Death Benefit. The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death
Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

                       Table of Minimum Death Benefit Percentages
                       ------------------------------------------
                       Attained Age     Applicable Percentage
                       ------------------------------------------
                       40 and under              250%
                            45                   215%
                            50                   185%
                            55                   150%
                            60                   130%
                            65                   120%
                            70                   115%
                            75                   105%
                            90                   105%
                       95 and above              100%

   To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by adjusting the values proportionately.

                                DEATH BENEFITS

   If the policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless the beneficiary and the Company agree to another form of settlement option. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

Death Benefit Options

   There are two death benefit options, described below.

   Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.

   Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

   The policy owner may change the death benefit option on the first day of any Policy Month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

   A change in the death benefit option will result in a change in the policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

   Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The policy will not be assessed a surrender charge for a reduction in Face Amount solely due to a change in the death benefit option.

   Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

   Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. The Company reserves the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

   Increase in Face Amount. Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date John Hancock NY approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

   New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a "Right to Examine" with respect to any increase resulting in new surrender charges.

   An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase. See "Lapse and Reinstatement -- No-Lapse Guarantee."

   Increase with Prior Decreases. If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

   Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date John Hancock NY approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

   Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

   Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks." These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.

   The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

   On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner's instructions.

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

   A policy will be issued with a planned premium, which is based on the amount of premium the policy owner wishes to pay. John Hancock NY will send notices to the policy owner setting forth the planned premium at the payment interval selected by the policy owner. However, the policy owner is under no obligation to make the indicated payment.

   The Company may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

   Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee (as well as Optional Extended No-Lapse Guarantee), which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under "Lapse and Reinstatement -- No-Lapse Guarantee," are satisfied.

   All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

   In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.

   If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

   Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

                            CHARGES AND DEDUCTIONS

Premium Charge

   John Hancock NY deducts a premium charge from each premium payment, equal to 15% of the premium for the first 10 Policy Years. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the policies, in the state of New York.

Surrender Charges

   The Company will deduct a surrender charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

  .   the policy is surrendered for its Net Cash Surrender Value,

  . a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

  .   there is a decrease in Face Amount, or

  .   the policy lapses.

Unless otherwise allowed by the Company and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the policies, including agents' commission, advertising, agent training and the printing of prospectuses and sales literature.

   Surrender Charge Calculation. The surrender charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

  Surrender Charge = (Surrender Charge Rate) X (Face Amount Associated with the
                 Surrender Charge / 1000) X (Grading Percentage)

   Face Amount associated with the Surrender Charge. The Face Amount associated with the Surrender Charge equals the Face Amount for which the surrender charge is being applied.

  Surrender Charge Rate (the calculation is also described in words below)

     Surrender Charge Rate = (8.5) + (82.5%) X (Surrender Charge Premium)

Definitions of the Formula Factors Above

   The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the policy per $1000 of Face Amount:

  Grading Percentage

   The grading percentage is based on the issue age of the youngest of the Lives Insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                      Surrender Charge Grading Percentage
          -----------------------------------------------------------
          Issue Ages of Younger Insured 0-75  76   77   78   79  80+
          -----------------------------------------------------------
                 Policy Year 1           93%  92%  92%  91%  90%  90%
                 Policy Year 2           86%  85%  84%  83%  81%  80%
                 Policy Year 3           80%  78%  76%  75%  72%  70%
                 Policy Year 4           73%  71%  69%  66%  63%  60%
                 Policy Year 5           66%  64%  61%  58%  54%  50%
                 Policy Year 6           60%  57%  53%  50%  45%  40%
                 Policy Year 7           53%  50%  46%  41%  36%  30%
                 Policy Year 8           46%  42%  38%  33%  27%  20%
                 Policy Year 9           40%  35%  30%  25%  18%  10%
                 Policy Year 10          33%  28%  23%  16%  9%   0%
                 Policy Year 11          26%  21%  15%  8%   0%
                 Policy Year 12          20%  14%  7%   0%
                 Policy Year 13          13%  7%   0%
                 Policy Year 14          6%   0%
                 Policy Year 15          0%

Formulas Described in Words

  Surrender Charge

   The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 15 years. The maximum surrender charge for any policy per $1000 of Face Amount is $ 31.19.

  Surrender Charge Rate

   The Surrender Charge Rate is equal to the sum of (a) plus (b) where
(a) equals 8.5 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

  Assumptions.

  .   50 year old male and 40 year old female

  .   policy issued 7 years ago

  .   Surrender Charge Premium for the policy is $3.18

  .   Face Amount of the policy is $250,000

  .   policy is surrendered during the last month of the seventh Policy Year

  Surrender Charge. The Surrender Charge to be assessed would be $1473 determined as follows:

  . First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

     Surrender Charge Rate = (8.5) + (82.5%) X (Surrender Charge Premium)

                      $11.12 = (8.50) + (82.5%) X (3.18)

   The Surrender Charge Rate is equal to $11.12.

  . Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the surrender charge is determined as set forth below:

 Surrender Charge = (Surrender Charge Rate) X (Face Amount Associated with the
                   Surrender Charge) X (Grading Percentage)

                  $1,473 = (11.12) X (250,000 / 1000) X (53%)

   The surrender charge is equal to $1,473.

   Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount (as described below) to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account.

   Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

   Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.

   Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

   Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as of the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

Monthly Charges

   On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

  .   a monthly administration charge;

  .   a monthly charge for the cost of insurance;

  .   a monthly mortality and expense risk charge;

  .   a monthly charge for any supplementary benefits added to the policy.

Unless otherwise allowed by the Company and specified by the policy owner, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

   Administration Charge. This charge will be equal to $ 0.175 per $1,000 of current Face Amount per Policy Month in the first Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

   Cost of Insurance Charge. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

   The net amount at risk is equal to the greater of zero, or the result of
(a) minus (b) where:

    (a)is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

    (b)is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

   The rates for the cost of insurance are blended and based upon the Attained Age, sex, and risk classification of the Lives Insured.

   Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

   The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

   The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.

   Mortality and Expense Risk Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

   The charge varies by Policy Year as follows:

                        Guaranteed                          Equivalent
            Monthly Mortality and Expense Risks Annual Mortality and Expense Risks
Policy Year               Charge                              Charge
----------------------------------------------------------------------------------
   1-15                    0.10%                              1.20%
   16+                     0.03%                              0.30%

* Rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

   Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge will be made applicable to such supplementary benefit.

Charges for Transfers

   A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, to cover processing and other administrative costs associated with such transfers.

Investment Management Fees and Expenses

   The investment management fees and expenses for the portfolios, the underlying variable investment options for the policy, are set forth above in the Fee Tables and in the portfolio prospectuses.

Reduction in Charges

   The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. John Hancock NY reserves the right to reduce any of the policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

   In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

                       SPECIAL PROVISIONS FOR EXCHANGES

   The Company will permit owners of certain fixed life insurance policies issued by John Hancock NY to exchange their policies for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by John Hancock NY). Policy owners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

                          COMPANY TAX CONSIDERATIONS

   At the present time, the Company makes no specific charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the policies.

                                 POLICY VALUE

Determination of the Policy Value

   A policy has a Policy Value, a portion of which is available to the policy owner by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Accounts chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks."

   Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

   Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock NY. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

   Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4%. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

Units and Unit Values

   Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business
Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
(a) divided by (b) where:

    (a)is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

    (b)is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, a policy owner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid transfer authorization form is on file.

   Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   The Company's current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policy owner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Other Information -- Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a portfolio.

   While the policy is in force, the policy owner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  .   within eighteen months after the Issue Date; or

  . within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the 12 transfers that may be made free of charge in any Policy Year, as described below.

   Transfer Charges. A policy owner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

   Transfers Involving Fixed Account. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

   Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, John Hancock NY will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

   Dollar Cost Averaging. The Company will offer policy owners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policy owner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policy owner will be so notified.

   The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

   Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policy owner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policy owner's chosen allocation. A change to the policy owner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policy owner either instructs John Hancock NY otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policy owner.

   The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

                                 POLICY LOANS

   At any time while this policy is in force, a policy owner may borrow against the Policy Value of the policy. The amount of any loan cannot exceed 90% of the policy's Net Cash Surrender Value. The policy serves as the security for the loan. Policy loans may have tax consequences, see "Policy Loans" under the heading "Tax Treatment of Policy Benefits."

   Loan Value. The Loan Value is equal to the policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

Effect of Policy Loan

   A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. The actual rate charged is equal to the rate of interest charged on the policy loan less the amount credited on the Loan Account. This amount, referred to as the Loan Interest Credited Differential, is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change.

   If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

   When a loan is made, an amount equal to the loan, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The excess of the loan interest charged (5.25%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

   Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts or the Fixed Account in the same proportion as the value in each Investment Account and Fixed Account bears to the Net Policy Value.

   Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the value that was transferred from it is fully restored, and then to each Investment Account in the same proportion that the value that was transferred from it bears to the value of the Loan Account.

   Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

   A policy may be surrendered for its Net Cash Surrender Value at any time while a Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the Initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which John Hancock NY receives the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

   A policy owner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policy owner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal see "Charges and Deductions -- Surrender Charges."

   Reduction in Face Amount due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charges.

   If the death benefit is based upon the Policy Value times the Minimum Death Benefit percentage set forth under "Issuing a Policy -- Life Insurance Qualification," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                            LAPSE AND REINSTATEMENT

Lapse

   Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy." John Hancock NY will notify the policy owner of the default and will allow a 61 day grace period in which the policy owner may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

   As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if the Face Amount of the policy is changed, if there is a death benefit option change, or if there is any change in the supplementary benefits added to the policy or in the risk classification of any Lives Insured because of a change in smoking status.

   The No-Lapse Guarantee Period is set at issue and will vary by issue age, as set forth in the policy.

   While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policy owner of that fact and allow a 61-day grace period in which the policy owner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policy owner, will be equal to the lesser of:

  . the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

  . the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

   No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

   Optional Extended No-Lapse Guarantee. Subject to state approval, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the policy owner and (c) age 100 of the Life Insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider.

   Death During Grace Period. If the last Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

   A policy owner can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

  .   All Lives' Insured risk classifications are standard or preferred, and

  .   All Lives' Insured Attained Ages are less than 46.

A policy owner can reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  . Evidence of insurability of the Lives Insured, or of the survivor who was insured at the end of the grace period, satisfactory to the Company is provided to the Company;

  . A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the next two monthly deductions;

  . The policy cannot be reinstated if any of the Lives Insured die after the policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policy owner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of the policy will be reinstated if the policy is reinstated.

   Generally, the suicide and incontestability provisions will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

   Maturity Advantage. See "Age 100 Advantage" below for information regarding lapse and reinstatement when this benefit is in effect.

Termination of the Policy

   Your policy will terminate on the earliest of the following events:

  . the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;

  .   surrender of the policy for its Net Cash Surrender Value;

  .   the death of the last Life Insured; or

  .   the Maturity Date.

Termination Maturity Benefit and Age 100 Advantage

   Maturity Benefit. We will pay you the Net Cash Surrender Value of your policy as of the Maturity Date provided the policy has not terminated and a Life Insured is alive.

   Age 100 Advantage. If a Life Insured is alive on the Maturity Date, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

  . the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

  . no additional premium payments will be accepted although loan repayments will be accepted;

  . no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

  .   interest on any Policy Debt will continue to accrue;

  .   the policy owner may continue to take partial withdrawals; and

  . the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Account as described in this prospectus.

The policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policy owner of the default and will allow a 61 day grace period (from the date the policy goes into default) in which the policy owner may make a payment of the loan interest which would then bring the policy out of default. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

                              THE GENERAL ACCOUNT

   The general account of John Hancock NY consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account.

   By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   A policy owner may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock NY will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

   Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  .   the portion of the Net Premiums allocated to it; plus

  .   any amounts transferred to it; plus

  .   interest credited to it; less

  .   any charges deducted from it; less

  .   any partial withdrawals from it; less

  .   any amounts transferred from it.

   Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, John Hancock NY guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policy owner pays the planned premiums, allocates all Net Premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

                        OTHER PROVISIONS OF THE POLICY

Return of Premium Death Benefit Rider

   The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Rider death benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero).

   Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

  . the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

  . the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

  . the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

   Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

   Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is in force, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions -- Surrender Charges." In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited by the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

   No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

   The election (or failure to elect) the Return of Premium Rider death benefit will impact the total cost of insurance charges.

Policy Owner Rights

   Unless otherwise restricted by a separate agreement, the policy owner may:

  .   Vary the premiums paid under the policy.

  .   Change the death benefit option.

  .   Change the premium allocation for future premiums.

  .   Take loans and/or partial withdrawals.

  .   Surrender the policy.

  .   Transfer ownership to a new owner.

  . Name a contingent owner that will automatically become owner if the policy owner dies before the insured.

  .   Change or revoke a contingent owner.

  .   Change or revoke a beneficiary.

   Assignment of Rights. John Hancock NY will not be bound by an assignment until it receives a copy of the assignment at its Service Office. John Hancock NY assumes no responsibility for the validity or effects of any assignment.

Beneficiary

   One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the lifetime of the last surviving of the Lives Insured by giving written notice to John Hancock NY in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the last Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner's estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

   John Hancock NY will not contest the validity of a policy after it has been in force during any Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a supplementary benefit, after such increase or addition which requires evidence of insurability has been in force during any Life Insured's lifetime for two years. If a policy has been reinstated and been in force during any Life Insured's lifetime for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

   If the stated age or sex or both of any of the Lives Insured in the policy are incorrect, John Hancock NY will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

   If any of the Lives Insured dies by suicide within two years after the Issue Date, the policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

   If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

   The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. There is an additional charge for the Estate Preservation Rider of 6 cents per $1,000 of Face Amount.

Conversion Privilege

   The policy may be converted to a fixed paid-up benefit at any Policy Anniversary, without evidence of insurability. This conversion privilege is subject to the following conditions:

  . no further monthly deductions will be taken from the Policy Value after the date of conversion,

  . the Investment Account values as well as the death benefit, Policy Value and any other values based on Policy Value will be determined as of the Business Day on which the Company receives a written request for conversion of the policy,

  . the basis for determining the amount of paid-up life insurance will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year,

  .   the policy may not be reinstated after the date of the conversion.

The Company currently imposes no charge with respect to this privilege.

                          TAX TREATMENT OF THE POLICY

   This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

   The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted.

General

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other Policy Distributions" below.) Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-Pay Premium Limit and Modified Endowment Contract Status" below.)

Policy Death Benefit Proceeds

   We expect the policy to receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

   If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.

Other Policy Distributions

   Increases in policy value as a result of interest or investment experience will not be subject to federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in
Section 7702. The taxable amount is subject to limits prescribed in
Section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the portfolios failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy Loans

   We expect that, except as noted below (see "7-Pay Premium Limit and Modified Endowment Contract Status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification Rules and Ownership of the Separate Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Separate Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the portfolios will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any portfolio's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-Pay Premium Limit and Modified Endowment Contract Status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

   The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

   Policies classified as Modified Endowment Contracts are subject to the following tax rules:

   First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

  .   is made on or after the date on which the policy owner attains age 59 1/2;

  .   is attributable to the policy owner becoming disabled; or

  . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

   Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.

Life Insurance Purchases by Non-Resident Aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

    (i)the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

   (ii)trading on the New York Stock Exchange is restricted,

  (iii)an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

   (iv)the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

   Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:

  .   the amount of death benefit;

  . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

  . the value of the units in each Investment Account to which the Policy Value is allocated;

  .   the Policy Debt and any loan interest charged since the last report;

  . the premiums paid and other policy transactions made during the period since the last report; and

  .   any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of Policies

   John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

   Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy. (See "Charges and Deductions.")

   A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

   Standard Compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 120.5% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

   These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

   Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Responsibilities Assumed by John Hancock NY, JH Distributors and John Hancock
USA

   The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commissions and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

   John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.

   The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

   It is possible that in the judgment of the management of John Hancock NY, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York State insurance department may be required.

   John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts,
(iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

   All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

   John Hancock NY is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

   John Hancock NY is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

   For further information you may also contact John Hancock NY's Home Office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                            APPENDIX A: DEFINITIONS

   Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.

   Attained Age: is the Age on the Policy Date issue plus the number of whole years that have elapsed since the Policy Date.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

   Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

   Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.

   Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.

   Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

   Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

   Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.

   Life Insured: is the last-to-die of the Lives Insured.

   Lives Insured: are the persons whose lives are insured under this policy. Reference to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

   Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

   Maturity Date: is the Policy Anniversary nearest the Life Insured's Attained Age 100.

   Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

   Net Policy Value: is the Policy Value less the value in the Loan Account.

   Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

   No-Lapse Guarantee: when the policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

   No-Lapse Guarantee Period: is set at issue and will vary by issue age, as set forth in the policy.

   No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

  .   the Face Amount of insurance changes.

  . There is a decrease in the Face Amount of insurance due to a partial withdrawal.

  .   a supplementary benefit is added, changed or terminated.

  .   the risk classification of either of the Lives Insured changes.

  . a temporary Additional Rating is added (due to a Face Amount increase) or terminated.

  .   the death benefit Option changes.

   No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

   No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the applicable monthly No-Lapse Guarantee Premiums due since the Policy Date.

   Policy Date: is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

   Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

    (a)is the total amount of loans borrowed as of such date;

    (b)is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

    (c)is any interest charges accrued from the last Policy Anniversary to the current date; and

    (d)is the total amount of loan repayments as of such date.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office Mailing Address: is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

   Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

   Written Request: is the policy owner's request to us which must be in a form satisfactory to us, signed and dated by the policy owner, and received at our Service Office.

   In addition to this prospectus, John Hancock NY has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock NY and the Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

                                SERVICE OFFICE

                  Express Delivery            Mail Delivery
               100 Summit Lake Drive       P.O. Box 633 Niagara
              Valhalla, New York 10595        Square Station
                                            Buffalo, New York
                                                14201-0633

                       Phone:                      Fax:
                   1-888-267-7781             1-416-963-7044

   Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

   1940 Act No. 811-8329 1933 Act File No. 333-100664

                       Statement of Additional Information
                                dated May 1, 2006

                                for interests in
John Hancock Life Insurance Company of New York Separate Account B
                                 ("Registrant")

                       Interests are made available under

                                SURVIVORSHIP VUL

     a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NY" or
                                 "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at 100 Summit Lake Drive, Valhalla, New York 10595 or telephoning
1-888-267-7781.

                                TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

     John Hancock NY is a wholly-owned subsidiary of The John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the "Account"), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock NY.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New
York) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2005, 2004 and 2003 was $487,871,282, $403,619,081, and
$293,120,491, respectively. JH Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 120.5% of the target premium paid in the first policy year and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH
    Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

  . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

Additional Information About Charges

     A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which

John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
(formerly the Manufacturers Life Insurance Company of New York)
Years ended December 31, 2005, 2004 and 2003

              THE JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

                         AUDITED FINANCIAL STATEMENTS

                 Years ended December 31, 2005, 2004 and 2003

                                   CONTENTS

Report of Independent Registered Public Accounting Firm                       1
Audited Financial Statements
Balance Sheets                                                                2
Statements of Income                                                          3
Statements of Changes in Shareholder's Equity                                 4
Statements of Cash Flows                                                      5
Notes to Financial Statements                                                 6

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
The John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of The John Hancock Life Insurance Company of New York ("the Company") as of December 31, 2005 and 2004, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The John Hancock Life Insurance Company of New York at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                     /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

BALANCE SHEETS

As at December 31
ASSETS (In thousands)                                           2005         2004
---------------------                                       ------------ ------------
Investments
Fixed-maturity securities available-for-sale, at fair value
(amortized cost: 2005 $256,611; 2004 $210,481)              $    256,315 $    211,834
Investment in unconsolidated affiliate                               800          800
Policy loans                                                      21,564       17,960
Short-term investments                                           169,414      166,497
                                                            ------------ ------------
TOTAL INVESTMENTS                                           $    448,093 $    397,091
                                                            ------------ ------------
Cash and cash equivalents                                         24,144       35,947
Accrued investment income                                         12,549        8,895
Deferred acquisition costs                                       248,817      191,464
Deferred sales inducements                                        30,065       27,153
Federal income tax recoverable from affiliates                       624          864
Other assets                                                      13,363        2,373
Due from reinsurers                                               17,176       10,122
Separate account assets                                        4,103,680    3,065,926
                                                            ------------ ------------
TOTAL ASSETS                                                $  4,898,511 $  3,739,835
                                                            ============ ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Policyholder liabilities and accruals                       $    472,158 $    433,518
Payable to affiliates                                             10,060        8,418
Payable for undelivered securities                                 7,238           --
Deferred income taxes                                             49,831       30,464
Other liabilities                                                 18,893       17,048
Separate account liabilities                                   4,103,680    3,065,926
                                                            ------------ ------------
TOTAL LIABILITIES                                           $  4,661,860 $  3,555,374
                                                            ------------ ------------
Shareholder's equity:
Common stock                                                $      2,000 $      2,000
Additional paid-in capital                                       113,306      113,306
Retained earnings                                                121,276       68,721
Accumulated other comprehensive income                                69          434
                                                            ------------ ------------
TOTAL SHAREHOLDER'S EQUITY                                  $    236,651 $    184,461
                                                            ------------ ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                  $  4,898,511 $  3,739,835
                                                            ============ ============

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF INCOME

For the years ended December 31
(In thousands)                                                               2005       2004      2003
-------------------------------                                           ----------  --------- ---------
REVENUES:
Fees from separate accounts and policyholder liabilities                  $   73,052  $  46,271 $  30,440
Premiums                                                                         302        348       487
Net investment income                                                         80,856     48,965    38,973
Net realized investment gains (losses)                                          (263)     3,015     3,067
                                                                          ----------  --------- ---------
TOTAL REVENUE                                                             $  153,947  $  98,599 $  72,967
                                                                          ----------  --------- ---------
BENEFITS AND EXPENSES:
Policyholder benefits and claims                                          $   14,067  $  26,299 $  20,020
Amortization of deferred acquisition costs and deferred sales inducements     29,339      1,062     9,081
Other insurance expenses                                                      33,471     24,313    15,815
                                                                          ----------  --------- ---------
TOTAL BENEFITS AND EXPENSES                                               $   76,877  $  51,674 $  44,916
                                                                          ----------  --------- ---------
INCOME BEFORE INCOME TAXES AND CHANGE IN ACCOUNTING
  PRINCIPLE                                                                   77,070     46,925    28,051
                                                                          ----------  --------- ---------
INCOME TAX EXPENSE                                                            24,515     15,422     9,024
                                                                          ----------  --------- ---------
INCOME AFTER INCOME TAXES AND BEFORE CHANGE IN ACCOUNTING
  PRINCIPLE                                                                   52,555     31,503    19,027
                                                                          ----------  --------- ---------
CHANGE IN ACCOUNTING PRINCIPLE                                                    --        287        --
                                                                          ----------  --------- ---------
NET INCOME                                                                $   52,555  $  31,790 $  19,027
                                                                          ==========  ========= =========

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                 Accumulated
                                                                    Other         Total
                             Common    Additional     Retained  Comprehensive Shareholder's
(In thousands)               Stock   Paid-in Capital  Earnings  Income (Loss)    Equity
--------------              -------- --------------- ---------- ------------- -------------
Balance, January 1, 2003    $  2,000   $  113,306    $   17,904    $ 2,690     $  135,900
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        19,027       (140)        18,887
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2003  $  2,000   $  113,306    $   36,931    $ 2,550     $  154,787
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        31,790     (2,116)        29,674
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2004  $  2,000   $  113,306    $   68,721    $   434     $  184,461
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        52,555       (365)        52,190
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2005  $  2,000   $  113,306    $  121,276    $    69     $  236,651
                            ========   ==========    ==========    =======     ==========

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF CASH FLOWS

For the years ended December 31
(In thousands)                                                           2005       2004       2003
-------------------------------                                       ---------  ---------  ---------
CASH FLOW FROM OPERATING ACTIVITIES:

Net income                                                            $  52,555  $  31,790  $  19,027
Adjustments to Reconcile Net Income to Net Cash Provided by Operating
Activities:
Change in accounting principle                                               --       (287)        --
Change in net realized investment (gains) losses                            263     (3,015)    (3,067)
Change in due from reinsurers                                            (7,054)    (3,124)       570
Change in policyholder liabilities and accruals                          10,351     12,227       (238)
Deferred acquisition costs capitalization                               (81,652)   (55,894)   (41,751)
Deferred acquisition costs amortization                                  25,116       (962)     7,876
Deferred sales inducements capitalization                                (6,999)    (5,958)    (4,890)
Deferred sales inducements amortization                                   4,223      2,024      1,205
Deferred tax provision                                                   19,564     15,560      8,467
Change in other assets and other liabilities                             (5,532)     9,358      2,342
Other adjustments, net                                                   (2,566)     2,711        498
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY OPERATING ACTIIVITIES                            $   8,269  $   4,430  $  (9,961)
                                                                      =========  =========  =========
CASH FLOW FROM INVESTMENT ACTIVITIES:

Fixed-maturity securities sold, matured or repaid                     $ 132,430  $ 111,928  $  96,962
Fixed-maturity securities purchased                                    (181,590)  (175,841)  (120,016)
Short-term investments net                                               (2,834)    39,437    (26,472)
Net change in policy loans                                               (3,604)    (6,851)    (3,783)
Net change in payable for undelivered securities                          7,238         --         --
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES                             $ (48,360) $ (31,327) $ (53,309)
                                                                      ---------  ---------  ---------
CASH FLOW FROM FINANCING ACTIVITIES:

Net reinsurance consideration                                         $  (7,054) $  (3,124) $     570
Increase (decrease) in account balances subject to reinsurance            7,054      3,124       (570)
Deposits and interest credited to policyholder account balances         174,846    112,541    137,285
Net transfers to separate accounts from policyholders funds             (73,030)   (24,456)   (18,172)
Return of policyholder funds                                            (73,528)   (44,235)   (35,173)
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             $  28,288  $  43,850  $  83,940
                                                                      ---------  ---------  ---------
Increase (decrease) in cash and cash equivalents during the year      $ (11,803) $  16,953  $  20,670
                                                                      ---------  ---------  ---------
Cash and cash equivalents at beginning of year                           35,947     18,994     (1,676)
                                                                      ---------  ---------  ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                              $  24,144  $  35,947  $  18,994
                                                                      =========  =========  =========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

         (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005
                   ( $ in thousands unless otherwise stated)

1.     ORGANIZATION

       John Hancock Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) ("JHUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. JHUSA is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial". JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.).

       The Company was formerly known as The Manufacturers Life Insurance Company of New York. As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

       The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), formerly Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

       John Hancock Investment Management Services, LLC ("JHIMS"), formerly Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the company's ownership in JHIMS to 38% at December 31, 2005. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

2.     SIGNIFICANT ACCOUNTING POLICIES

    a) Basis of Presentation

       The accompanying financial statements of the Company have been prepared in conformity with United States generally accepted accounting principals ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    b) Investments

       The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using a first-in, first-out method where the first security purchased is the first security sold. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

       Policy loans are reported at aggregate unpaid balances, which approximate fair value.

       Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at fair value with changes in fair value recorded through unrealized gains (losses).

    c) Cash Equivalents

       The Company considers all liquid debt instruments purchased with an original maturity date of 90 days or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

    d) Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

       Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2005 the Company's DAC was deemed recoverable. The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products. Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contract's expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC.

    e) Policyholder Liabilities and Accruals

       For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

    f) Separate Accounts

       Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at fair value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

    g) Revenue Recognition

       Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

    h) Policyholder Benefits and Claims

       Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

    i) Income Taxes

       Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

    j) Recent Accounting Pronouncements

          Statement of Financial Accounting Standard No. 155, Accounting for Certain Hybrid Instruments ("SFAS No.155")

       In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140, and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying, and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

       SFAS No. 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is unable to estimate the impact on its financial position and results of operations of adopting SFAS 155.

       Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

       In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

       SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its financial position and results of operations of adopting SOP 05-1.

       Statement of Financial Standards No. 154--Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

       In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

       SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

       SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

    k) Cumulative Effect of Accounting Changes

          Statement of Position 03-1--"Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

       In July 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contractholders. SOP 03-1 was effective for the Company's financial statements on January 1, 2004. These financial statements reflect adoption of SOP 03-1 as of January 1, 2004 and resulted in an increase in shareholders equity of $287 (net of tax of $154) and an increase in net income of $287 (net of tax of $154).

    l) Reclassifications

       Certain prior year amounts have been reclassified to conform to the current year presentation.

3.     INVESTMENTS AND INVESTMENT INCOME

    a) Fixed-Maturity Securities

       At December 31, 2005 and 2004, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                    Gross Unrealized Gross Unrealized
     As at December 31, 2005         Amortized Cost      Gains            Losses      Fair Value
     -----------------------         -------------- ---------------- ---------------- ----------
     U.S. government                   $  148,727       $  1,154         $  (868)     $  149,013
     Corporate securities                  96,559            206            (580)         96,185
     Foreign governments                   11,325             --            (208)         11,117
                                       ----------       --------         -------      ----------
     Total Fixed-Maturity Securities   $  256,611       $  1,360         $(1,656)     $  256,315
                                       ==========       ========         =======      ==========

                                                    Gross Unrealized Gross Unrealized
     As at December 31, 2004         Amortized Cost      Gains            Losses      Fair Value
     -----------------------         -------------- ---------------- ---------------- ----------
     U.S. government                   $   64,069       $  1,201         $  (419)     $   64,851
     Corporate securities                 135,024            923            (430)        135,517
     Foreign governments                   11,388             95             (17)         11,466
                                       ----------       --------         -------      ----------
     Total Fixed-Maturity Securities   $  210,481       $  2,219         $  (866)     $  211,834
                                       ==========       ========         =======      ==========

       Proceeds from sales of fixed-maturity securities during 2005 were $132,430 (2004 $58,924; 2003 $67,912). Gross gains of $95 and gross losses of $301 were realized on those sales (gross gains and losses were $3,380 and $365 for 2004 and $3,470 and $452 for 2003, respectively).

       The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company's ability and intent to hold the security to maturity or until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and market value would be recorded as a realized loss.

       At December 31, 2005, there were 64 debt securities that had a gross unrealized loss of $1,656. These securities had a fair value of $211,273 at December 31, 2005. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,090 on 24 securities with a fair value of $78,789 at December 31, 2005. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2005 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Also, corporate requirements and investment strategies may result in the sale of investments before maturity.

                                            Amortized Cost Fair Value
                                            -------------- ----------
     Fixed-maturity securities
     Due in one year or less                  $  110,856   $  110,479
     Due after one through five years             81,977       81,169
     Due after five years through ten years       33,748       33,576
     Due after ten years                          30,030       31,091
                                              ----------   ----------
     TOTAL FIXED-MATURITY SECURITIES          $  256,611   $  256,315
                                              ==========   ==========

       Fixed-maturity securities with a fair value of $495 and $479 at December 31, 2005 and 2004, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

    b) Investment Income

       Income by type of investment was as follows:

     For the year ended December 31    2005       2004       2003
     ------------------------------ ---------  ---------  ---------
     Fixed-maturity securities      $  12,864  $   5,594  $   6,100
     Other invested assets             67,060     40,759     30,124
     Short-term investments             1,317      2,953      3,046
                                    ---------  ---------  ---------
     Gross investment income           81,241     49,306     39,270
                                    ---------  ---------  ---------
     Investment expenses                 (385)      (341)      (297)
                                    ---------  ---------  ---------
     NET INVESTMENT INCOME          $  80,856  $  48,965  $  38,973
                                    =========  =========  =========

       The Company includes income earned from its investment in JHIMS in the other invested assets category. Income earned from the Company's investment in JHIMS was $65,793, $39,907, and $29,471 for the years ended December 31, 2005, 2004, and 2003, respectively.

    c) Significant Equity Interests

       As of November 1, 2005 the Company holds a 38% interest in JHIMS, (From January 1, 2003 to October 31, 2005 a 40% interest) which is accounted for using the equity method whereby the Company recognizes its proportionate share of JHIMS net income or loss.

       As of December 31, 2005, total assets for JHIMS were $27,968 (2004-$11,192), and total liabilities were $25,863 (2004-$9,214). For the year ended December 31, 2005, net income was $164,500 (2004-$99,769; 2003-$73,678).

4.     COMPREHENSIVE INCOME

       Total comprehensive income was as follows:

       For the year ended December 31                                     2005       2004       2003
       ------------------------------                                  ---------  ---------  ---------
       Net income                                                      $  52,555  $  31,790  $  19,027
       Other comprehensive income, net of tax:
          Unrealized holding gains (losses) arising during the year         (536)    (1,240)     1,854
          Less:
          Reclassification adjustment for net realized (losses) gains
            included in net income                                          (171)       876      1,994
                                                                       ---------  ---------  ---------
       Other comprehensive income (loss)                                    (365)    (2,116)      (140)
                                                                       ---------  ---------  ---------
       COMPREHENSIVE INCOME                                            $  52,190  $  29,674  $  18,887
                                                                       =========  =========  =========

       Other comprehensive income is reported net of income tax benefits of $196, $1,139 and $75 for the years ended December 31, 2005, 2004 and 2003, respectively.

5.     DEFERRED ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

       The components of the change in DAC were as follows:

       For the year ended December 31                                              2005        2004
       ------------------------------                                           ----------  ----------
       Balance at January 1                                                     $  191,464  $  132,132
       Change in accounting principle                                                            1,948
       Capitalization                                                               81,652      55,894
       Amortization                                                                (25,116)        962
       Effect of net unrealized gains (losses) on securities available-for-sale        817         528
                                                                                ----------  ----------
       BALANCE AT DECEMBER 31                                                   $  248,817  $  191,464
                                                                                ==========  ==========

       The components of the change in DSI were as follows:

     For the year ended December 31                                              2005       2004
     ------------------------------                                           ---------  ---------
     Balance at January 1                                                     $  27,153  $  23,280
     Capitalization                                                               6,999      5,958
     Amortization                                                                (4,223)    (2,024)
     Effect of net unrealized gains (losses) on securities available-for-sale       136        (61)
                                                                              ---------  ---------
     BALANCE AT DECEMBER 31                                                   $  30,065  $  27,153
                                                                              =========  =========

6.     INCOME TAXES

       The components of income tax expense (benefit) were as follows:

     For the year ended December 31   2005       2004      2003
     ------------------------------ --------- ---------  --------
     Current expense (benefit)      $   4,952 $    (138) $    220
     Deferred expense                  19,563    15,560     8,804
                                    --------- ---------  --------
     TOTAL EXPENSE                  $  24,515 $  15,422  $  9,024
                                    ========= =========  ========

       Total expenses differ from the statutory rate due principally to the dividends received deduction. The tax benefit resulting from the dividends received deduction was $1,707, $1,019, and $ 800 for the years ended December 31, 2005, 2004 and 2003, respectively.

       Components of the Company's net deferred tax liability were as follows:

     As at December 31                                    2005        2004
     -----------------                                 ----------  ----------
     Deferred tax assets:
     Reserves                                          $   27,052  $   13,920
     Net operating loss carry-forwards                         --       5,172
                                                       ----------  ----------
     Deferred tax assets                                   27,052      19,092
                                                       ----------  ----------
     Deferred tax liabilities:
     Deferred acquisition costs                           (55,425)    (46,134)
     Unrealized gains on securities available-for-sale        166        (364)
     Reinsurance                                          (19,994)     (2,515)
     Other                                                 (1,630)       (543)
                                                       ----------  ----------
     Deferred tax liabilities                             (76,883)    (49,556)
                                                       ----------  ----------
     NET DEFERRED TAX LIABILITY                        $  (49,831) $  (30,464)
                                                       ==========  ==========

       The Company will file a separate federal and State of New York income tax return. Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

       The Company paid an installment of $4,744 for 2005 and $308 for 2004. For 2003, the Company received a refund of $153.

       At December 31, 2005 and 2004, the Company had operating loss carry-forwards of $0 and $14,778, respectively. The Company believes that it will realize the full benefit of its deferred tax assets.

7.     SHAREHOLDER'S EQUITY

       The Company has one class of common stock:

     As at December 31                       2005     2004
     -----------------                     -------- --------
     Authorized:
     3,000,000 Common shares, par value $1       --       --
     Issued and outstanding:
     2,000,001 Common shares               $  2,000 $  2,000
                                           -------- --------

       The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2005 was $100,870 (2004, $50,980). The aggregate statutory net income of the Company for the year ended 2005 was $13,230 (2004, $20,629; 2003, $2,401, respectively).
       State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.     CAPITAL MAINTENANCE AGREEMENT

       Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus as a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

9.     REINSURANCE

       At December 31, 2005, the Company had treaties with nineteen re-insurers, seventeen non-affiliated and two affiliated. The per policy life risk retained by the Company is 10% of a policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that re-insurers do not meet their obligations. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims.

       At December 31, 2005, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $3,828 and $3,492 in reinsurance premiums for the years ended December 31, 2005 and 2004, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

       Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

10.    RELATED PARTY TRANSACTIONS

       The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2005, 2004, and 2003, the Company was billed administrative and investment service expenses of $34,562, $23,450 and $21,860, respectively, from the MLI group of affiliated companies. At December 31, 2005 and 2004, the Company had a net liability to the MLI group of affiliated companies of $9,743 and $7,301, respectively, for services provided.

       Effective January 1, 2002, Manulife Financial Services LLC, a wholly owned subsidiary of JHUSA, became the exclusive distributor of all contracts issued by the Company. For the years ended December 31, 2005, 2004, and 2003, the Company was billed underwriting commissions of $79,589, $53,748 and $38,351, respectively. The Company had a net liability for services provided of $317 and $1,117 at December 31, 2005 and 2004, respectively. In addition, the Company had a receivable from JHIMS relating to distributions of $7,011 and $3,677, which was included in accrued investment income at December 31, 2005 and 2004, respectively.

11.    EMPLOYEE BENEFITS

    a) Retirement Plan

       The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's parent, JHUSA.

       The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

       Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity yields plus 0.25%, but no less than 5.25% per year.

       Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

       The projected benefit obligation to the participants of the Plan was $85.0 million in 2005 and $78.3 million in 2004. The accumulated benefit obligation was $74.0 million in 2005 and $69.2 million in 2004. This was based on an assumed interest rate of 5.50% and 5.75% respectively. The fair value of the Plan assets totaled $71.1 million in 2005 and $74.0 million in 2004. The expected return on plan assets was 8.25% in both 2005 and 2004, respectively. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2005, 2004, and 2003 respectively.

    b) 401(k) Plan

       The Company participates in a defined contribution 401(k) Savings Plan sponsored by JHUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material for the year ended December 31, 2005, 2004, and 2003, respectively.

    c) Postretirement Benefit Plan

       In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by JHUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

       The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor JHUSA. This plan is unfunded.

12.    COMMITMENTS AND CONTINGENCIES

    a) The Company leases office space under various operating lease agreements, which will expire in December of 2006. For the years ended December 31, 2005, 2004, and 2003 the Company incurred rent expense of $181, $160, and $244, respectively.

       The minimum lease payments associated with the office space under the operating lease agreements are as follows:

                          Year  Minimum Lease Payments
                          ----  ----------------------
                          2006          $  93
                                        -----
                          TOTAL         $  93
                                        =====

       The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

    b) Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. As with many other companies in the financial industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late training and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial services companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

13.    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                   2005                  2004
                                           --------------------- ---------------------
                                            Carrying    Fair      Carrying    Fair
                                             Value      Value      Value      Value
                                           ---------- ---------- ---------- ----------
     Assets:
     Fixed-maturity securities             $  256,315 $  256,315 $  211,834 $  211,834
     Policy loans                              21,564     21,564     17,960     17,960
     Short-term investments                   169,414    169,414    166,497    166,497
     Cash                                      24,144     24,144     35,947     35,947
     Separate account assets                4,103,680  4,103,680  3,065,926  3,065,926

     Liabilities:
     Policyholder liabilities and accruals $  472,158 $  440,963 $  433,518 $  409,386
     Separate account liabilities           4,103,680  4,103,680  3,065,926  3,065,926

       The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

       Fixed-Maturity Securities: Fair values for fixed-maturity securities were obtained from an independent pricing service.

       Policy Loans: Carrying values approximate fair values.

       Short-Term Investments and Cash: Carrying values approximate fair values.

       Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

       Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the net cash surrender value or the cost the Company would incur to extinguish the liability.

14.    CERTAIN SEPARATE ACCOUNTS

       The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

       During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate accounts. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's statements of income.

       The variable annuity contracts are issued through separate accounts and the Company contractually guarantees, upon the death of the covered life, either (a) return of no less than total deposits made to the contract less any partial withdrawals, or (b) the highest contract value on any contract anniversary date minus any withdrawals following the contract anniversary. Business issued after December 31, 2002 provides for a reduction in the death benefit on a proportional basis for partial withdrawals; business issued before that date provides for a reduction on a dollar-for-dollar basis. As of December 31, 2005, 34% of the inforce contract values have a reduction of benefit on a dollar-for-dollar basis and 66% on a proportional basis.

       In September 2001, the Company introduced a Guaranteed Income Benefit Rider ("GRIP"), which provides a guaranteed minimum annuity payout if the policy holder elects to annuitize after a waiting period of 10 years. In December 2002, the GRIP rider was replaced by a newer version
       - GRIP II, which provides a more generous benefit base but with a higher rider charge. The Company discontinued the sales of the GRIP and GRIP II, riders in 2004.

       In 2004 the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider ("GMWB") named Principal Plus ("PP"). The rider provides a guaranteed withdrawal amount termed the Guaranteed Withdrawal Balance ("GWB") as long as withdrawals do not exceed 5% per year of the GWB. In 2005, a newer version of the GMWB rider - Principal Plus for Life ("PPFL") was introduced. The new version retains all the functionality of the PP rider, plus it adds an alternative guarantee of a Life Time Income Amount available for the life of a covered person.

       Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

       The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The tables below show the net amounts at risk both gross and net of reinsurance for variable annuity contracts with guarantees at December 31, 2005 and 2004.

                                                                     December 31, December 31,
GUARANTEED MINIMUM DEATH BENEFIT                                         2005         2004
--------------------------------                                     ------------ ------------
                                                                           (In millions)
Return of net deposits
Account value                                                         $    392.8   $    232.7
Net amount at risk - gross                                                   0.6          2.0
Net amount at risk - net                                                     0.0          0.6

Highest anniversary account value minus withdrawals post-anniversary
Account value                                                         $  2,860.5   $  2,196.7
Net amount at risk - gross                                                 132.1        164.4
Net amount at risk - net                                                    39.8         49.2

Guaranteed Minimum Income Benefit
Account value                                                         $    741.8   $    696.7
Net amount at risk - gross                                                   3.0          1.0
Net amount at risk - net                                                     0.0          0.0

Guaranteed Minimum Withdrawal Benefit
Account value                                                         $    918.9   $    224.1
Net amount at risk - gross                                                   0.3          0.0
Net amount at risk - net                                                     0.3          0.0

       For purposes of modeling risk, account balances of variable contracts with guarantees have been mapped to the following investment categories as of December 31, 2005 and December 31, 2004, respectively:

                                                                      December 31, December 31,
Asset Class               Index                                           2005         2004
-----------               -----                                       ------------ ------------
                                                                            (In millions)
Large Cap Equity          S&P 500                                      $    901.1   $    750.8
High Quality Bond         Ibbottson US Intermediate Term Gov't Bond         617.2        271.8
High Yield Bond           Ibbottson Domestic High Yield Bond                 56.0         62.0
Balanced                  60% Large Cap Equity, 40% High Quality Bond     1,152.2        663.3
Small Cap Equity          Ibbottson US Small Cap Stock                      255.7        244.7
International Equity      MSCI EAFE                                          87.9         71.0
Global Equity             MSCI World                                         40.6         35.0
Real Estate               NAREIT                                             25.1         23.7
                                                                       ----------   ----------
                          Total                                        $  3,135.8   $  2,122.3
                                                                       ==========   ==========

       The following table summarizes the gross reserves and ceded assets for guarantees on variable contracts reflected in the general account as of December 31, 2005:

                                                  (In millions)
                                        --------------------------------
                                         GMDB     GMIB     GMWB   Totals
                                        ------  -------  -------  ------
       Balance at January 1, 2005       $  6.2  $   1.5  $   0.0  $  7.7
       Incurred guaranteed benefits       (3.6)    (0.0)    (0.0)   (3.6)
       Other reserve changes               5.2      0.4     (1.5)    4.1
                                        ------  -------  -------  ------
       Balance at December 31, 2005        7.8      1.9     (1.5)    8.2
       Reinsurance recoverable             0.0     (8.2)    (0.0)   (8.2)
                                        ------  -------  -------  ------
       Net Balance at December 31, 2005 $  7.8  $  (6.3) $  (1.5) $  0.0
                                        ======  =======  =======  ======

       The gross reserve and ceded asset for GMDB and the gross reserve for GMIB are determined using SOP 03-1. The gross reserve for GMWB and the ceded asset for GMIB are determined according to FAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

           .   Mean return and volatility assumptions have been determined for each of the asset classes noted above. For FAS 133 purposes, risk neutral assumptions have been used.
           .   1,000 stochastically generated investment performance scenarios were generated from the return and volatility assumptions.
           .   Annuity mortality was assumed to be 90% of the Annuity 2000 table.
           .   Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.
           .   Partial withdrawal rates are approximately 4% per year.
           .   The discount rate is 7.0% (in-force issued pre-2004) or 6.4%
               (in-force issued in and post - 2004) in the SOP 03-1 calculations and 5% for FAS 133 calculations.

15.    Segment Information

       The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

       Protection Segment. Offers a variety of universal life and variable life insurance products. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

       Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

       Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

       The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

       The following tables summarize selected financial information by segment for the periods indicated:

                                                                                          Wealth
          For the year ended December 31, 2005                             Protection   Management   Corporate  Consolidated
          ------------------------------------                             ----------  ------------ ----------  ------------
          Revenues:
          Revenues from external customers                                 $   17,448  $     55,899 $        7  $     73,354
          Net investment income                                                 2,192        17,867     60,797        80,856
          Net realized investment gains (losses)                                 (329)           75         (9)         (263)
                                                                           ----------  ------------ ----------  ------------
          Revenues                                                         $   19,311  $     73,841 $   60,795  $    153,947
                                                                           ==========  ============ ==========  ============
          Net Income:
          Net income                                                       $     (431) $     15,397 $   37,589  $     52,555
                                                                           ==========  ============ ==========  ============
          Supplemental Information:
          Equity in net income of investees accounted for by the equity
            method                                                         $       70  $     11,629 $   54,094  $     65,793
          Carrying value of investments accounted for by the equity method        688            --        112           800
          Amortization of deferred acquisition costs and deferred sales
            inducements                                                         9,367        19,972         --        29,339
          Income tax expense                                                     (619)        4,506     20,628        24,515
          Segment assets                                                   $  165,590  $  4,504,239 $  228,682  $  4,898,511
                                                                           ==========  ============ ==========  ============

                                                                                            Wealth
                                                                              Protection  Management   Corporate  Consolidated
         For the year ended December 31, 2004                                 ---------- ------------  ---------- ------------
         Revenues:
         Revenues from external customers                                     $   7,538  $     38,776  $      306 $     46,620
         Net investment income                                                      774         9,898      38,293       48,965
         Net realized investment gains (losses)                                      35         1,529       1,450        3,014
                                                                              ---------  ------------  ---------- ------------
         Revenues                                                             $   8,347  $     50,203  $   40,049 $     98,599
                                                                              =========  ============  ========== ============
         Net Income:
         Net income                                                           $    (661) $      7,968  $   24,483 $     31,790
                                                                              =========  ============  ========== ============
         Supplemental Information:
         Equity in net income of investees accounted for by the equity method $   1,742  $      5,489  $   32,676 $     39,907
         Carrying value of investments accounted for by the equity method            --            --         800          800
         Amortization of deferred acquisition costs and deferred sales
           inducements                                                            1,952          (890)         --        1,062
         Income tax expense                                                        (382)        2,114      13,690       15,422
         Segment assets                                                       $  98,088  $  3,461,994  $  179,753 $  3,739,835
                                                                              =========  ============  ========== ============

                                                                                          Wealth
                                                                            Protection  Management    Corporate  Consolidated
       For the year ended December 31, 2003                                 ---------- ------------  ----------  ------------
       Revenues:
       Revenues from external customers                                     $   5,146  $     25,786  $       (5) $     30,927
       Net investment income                                                      142         8,055      30,776        38,973
       Net realized investment gains (losses)                                     (44)        1,439       1,672         3,067
                                                                            ---------  ------------  ----------  ------------
       Revenues                                                             $   5,244  $     35,280  $   32,443  $     72,967
                                                                            =========  ============  ==========  ============
       Net Income:
       Net income                                                           $      74  $     (2,327) $   21,280  $     19,027
                                                                            =========  ============  ==========  ============
       Supplemental Information:
       Equity in net income of investees accounted for by the equity method $   1,045  $      3,958  $   24,468  $     29,471
       Carrying value of investments accounted for by the equity method            --            --         800           800
       Amortization of deferred acquisition costs and deferred sales
         inducements                                                            1,591         7,490          --         9,081
       Income tax expense                                                          64        (1,595)     10,555         9,024
       Segment assets                                                       $  47,159  $  2,531,112  $  129,409  $  2,707,680
                                                                            =========  ============  ==========  ============

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B (Formerly The Manufacturers Life Insurance
Company of New York Separate Account B)

Audited Financial Statements

Years ended December 31, 2005 and 2004 with Report of Independent Registered Public Accounting Firm

                John Hancock Life Insurance Company of New York
                              Separate Account B
        (Formerly The Manufacturers Life Insurance Company of New York
                              Separate Account B)

                         Audited Financial Statements

                    Years ended December 31, 2005 and 2004

                                   Contents

      Report of Independent Registered Public Accounting Firm........  1

      Audited Financial Statements

      Statement of Assets and Contract Owners' Equity................  3
      Statements of Operations and Changes in Contract Owners' Equity  5
      Notes to Financial Statements.................................. 31

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York
Separate Account B)

We have audited the accompanying statement of assets and contract owners' equity of John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate Account
B) (comprising of the 500 Index Trust, 500 Index Trust B, Active Bond Trust, Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income and Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Classic Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Trust, Global Allocation Trust, Global Bond Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Equity Index Trust B, International Opportunities Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Large Cap Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Small Cap Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Income Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) of John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New
York) as of December 31, 2005, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account B (formerly The Manufacturers Life Insurance Company of New York Separate Account B) at December 31, 2005, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                                              Ernst & Young LLP

Toronto, Canada
March 24, 2006

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                Statement of Assets and Contract Owners' Equity

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       500 Index Trust Series 1 - 65,197 shares (cost $624,731)                                       $  704,129
       500 Index Trust B Series 0 - 1,184 shares (cost $17,475)                                           18,787
       Active Bond Trust Series 1 - 32,646 shares (cost $313,887)                                        317,641
       Aggressive Growth Trust Series 1                                                                        -
       All Cap Core Trust Series 1 - 8,543 shares (cost $110,740)                                        146,942
       All Cap Growth Trust Series 1 - 4,403 shares (cost $62,224)                                        73,666
       All Cap Value Trust Series 1 - 8,965 shares (cost $91,014)                                        131,790
       American Blue Chip Income and Growth Trust Series 1 - 937 shares (cost $14,559)                    14,986
       American Growth Trust Series 1 - 6,653 shares (cost $116,512)                                     132,931
       American Growth-Income Trust Series 1 - 24,181 shares (cost $403,513)                             430,661
       American International Trust Series 1 - 7,748 shares (cost $144,278)                              166,111
       Blue Chip Growth Trust Series 1 - 33,435 shares (cost $484,538)                                   592,796
       Capital Appreciation Trust Series 1 - 1,398 shares (cost $11,085)                                  14,011
       Classic Value Trust Series 1 - 24 shares (cost $345)                                                  349
       Diversified Bond Trust Series 1                                                                         -
       Dynamic Growth Trust Series 1 - 10,620 shares (cost $46,596)                                       57,773
       Emerging Growth Trust Series 1 - 287 shares (cost $4,348)                                           5,087
       Emerging Small Company Trust Series 1 - 1,898 shares (cost $49,767)                                57,331
       Equity - Income Trust Series 1 - 22,805 shares (cost $360,142)                                    384,717
       Equity Index Trust Series 1                                                                             -
       Financial Services Trust Series 1 - 6,877 shares (cost $83,737)                                   105,283
       Fundamental Value Trust Series 1 - 20,406 shares (cost $271,322)                                  312,615
       Global Trust Series 1 - 10,470 shares (cost $133,516)                                             169,295
       Global Allocation Trust Series 1 - 3,851 shares (cost $35,256)                                     43,823
       Global Bond Trust Series 1 - 15,731 shares (cost $232,349)                                        226,054
       Growth & Income Trust Series 1 - 22,378 shares (cost $434,164)                                    508,201
       Health Sciences Trust Series 1 - 8,574 shares (cost $109,380)                                     137,096
       High Yield Trust Series 1 - 12,644 shares (cost $123,997)                                         130,490
       Income & Value Trust Series 1 - 13,738 shares (cost $138,379)                                     156,202
       International Equity Index Trust B Series I - 5,957 shares (cost $88,307)                         102,169
       International Opportunities Trust Series 1 - 547 shares (cost $7,651)                               8,493
       International Small Cap Trust Series 1 - 5,405 shares (cost $83,903)                              103,993
       International Stock Trust Series 1 - 5,506 shares (cost $51,710)                                   70,365
       International Value Trust Series 1 - 15,351 shares (cost $211,218)                                245,465
       Investment Quality Bond Trust Series 1 - 31,015 shares (cost $379,874)                            371,559
       Large Cap Trust Series 1 - 196 shares (cost $2,673)                                                 2,765
       Large Cap Growth Trust Series 1 - 18,469 shares (cost $171,892)                                   185,058
       Large Cap Value Trust Series 1 - 4,078 shares (cost $81,984)                                       88,500
       Lifestyle Aggressive 1000 Trust Series 1 - 5,453 shares (cost $66,684)                             73,397
       Lifestyle Balanced 640 Trust Series 1 - 276,434 shares (cost $3,471,360)                        3,845,203
       Lifestyle Conservative 280 Trust Series 1 - 22,755 shares (cost $301,065)                         305,372
       Lifestyle Growth 820 Trust Series 1 - 80,949 shares (cost $1,057,538)                           1,138,146
       Lifestyle Moderate 460 Trust Series 1 - 44,938 shares (cost $594,595)                             599,926

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                Statement of Assets and Contract Owners' Equity

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       Mid Cap Core Trust Series 1 - 521 shares (cost $8,299)                                         $     8,747
       Mid Cap Index Trust Series 1 - 7,433 shares (cost $101,338)                                        134,160
       Mid Cap Stock Trust Series 1 - 17,000 shares (cost $205,810)                                       264,686
       Mid Cap Value Trust Series 1 - 12,652 shares (cost $198,939)                                       238,230
       Money Market Trust Series 1 - 338,403 shares (cost $3,384,034)                                   3,384,034
       Natural Resources Trust Series 1 - 3,836 shares (cost $103,770)                                    120,819
       Overseas Trust Series 1                                                                                  -
       Pacific Rim Trust Series 1 - 8,599 shares (cost $83,648)                                           101,817
       Quantitative All Cap Trust Series 1 - 1,412 shares (cost $25,083)                                   23,366
       Quantitative Mid Cap Trust Series 1 - 5,772 shares (cost $76,988)                                   84,728
       Real Estate Securities Trust Series 1 - 13,378 shares (cost $263,563)                              332,703
       Real Return Bond Trust Series 1 - 542 shares (cost $7,135)                                           7,342
       Science & Technology Trust Series 1 - 18,011 shares (cost $182,315)                                211,989
       Small Cap Trust Series 1 - 58 shares (cost $831)                                                       834
       Small Cap Index Trust Series 1 - 8,377 shares (cost $101,545)                                      124,730
       Small Cap Opportunities Trust Series 1 - 3,233 shares (cost $64,624)                                73,778
       Small Company Trust Series 1 - 4 shares (cost $70)                                                      71
       Small Company Blend Trust Series 1                                                                       -
       Small Company Value Trust Series 1 - 19,975 shares (cost $352,038)                                 443,639
       Special Value Trust Series 1 - 768 shares (cost $13,823)                                            15,085
       Strategic Bond Trust Series 1 - 22,338 shares (cost $259,684)                                      268,725
       Strategic Growth Trust Series 1                                                                          -
       Strategic Income Trust Series 1 - 579 shares (cost $7,907)                                           7,623
       Strategic Opportunities Trust Series 1 - 15,551 shares (cost $148,417)                             185,673
       Strategic Value Trust Series 1 - 2,322 shares (cost $23,631)                                        24,679
       Total Return Trust Series 1 - 25,304 shares (cost $354,143)                                        349,701
       Total Stock Market Index Trust Series 1 - 13,991 shares (cost $133,433)                            161,733
       U.S. Global Leaders Growth Trust Series 1 - 771 shares (cost $9,463)                                10,050
       U.S. Government Securities Trust Series 1 - 35,213 shares (cost $485,405)                          480,306
       U.S. Large Cap Trust Series 1 - 20,209 shares (cost $258,890)                                      298,078
       Utilities Trust Series 1 - 3,108 shares (cost $34,913)                                              40,963
       Value Trust Series 1 - 11,963 shares (cost $194,476)                                               261,861
                                                                                                      -----------
Total assets                                                                                          $19,839,328
                                                                                                      ===========
Contract Owners' Equity
Variable universal life insurance contracts                                                           $19,839,328
                                                                                                      ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                            Sub-Account
                                                                       ----------------------------------------------------
                                                                             500 Index          500 Index      Active Bond
                                                                          Trust Series 1     Trust B Series 0 Trust Series 1
                                                                       --------------------  ---------------- --------------
                                                                       Year Ended Year Ended   Period Ended    Period Ended
                                                                       Dec. 31/05 Dec. 31/04   Dec. 31/05~     Dec. 31/05~
                                                                       ---------- ---------- ---------------- --------------
Income:
   Net investment income                                                $  9,933   $  4,165      $   224         $    684
   Net realized gain (loss)                                               28,095        564           52              275
   Change in unrealized appreciation (depreciation) during the period    (10,433)    48,849        1,312            3,754
                                                                        --------   --------      -------         --------
Net increase (decrease) in assets from operations                         27,595     53,578        1,588            4,713
                                                                        --------   --------      -------         --------
Changes from principal transactions:
   Transfer of net premiums                                              141,117    168,959        4,600           21,644
   Transfer on terminations                                              (61,004)   (57,140)      (1,125)          (9,786)
   Transfer on policy loans                                                 (251)   (20,627)           -                -
   Net interfund transfers                                               (62,058)   176,135       13,724          301,070
                                                                        --------   --------      -------         --------
Net increase (decrease) in assets from principal transactions             17,804    267,327       17,199          312,928
                                                                        --------   --------      -------         --------
Total increase (decrease) in assets                                       45,399    320,905       18,787          317,641

Assets, beginning of period                                              658,730    337,825            -                -
                                                                        --------   --------      -------         --------
Assets, end of period                                                   $704,129   $658,730      $18,787         $317,641
                                                                        ========   ========      =======         ========

                                                                         Sub-Account
                                  ----------------------------------------------------------------------------------------
                                     Aggressive Growth         All Cap Core         All Cap Growth         All Cap Value
                                      Trust Series 1          Trust Series 1        Trust Series 1        Trust Series 1
                                  ----------------------   --------------------  --------------------  --------------------
                                   Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05/a/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ------------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income            $      -     $      -   $  1,031   $    558   $      -   $      -   $  4,939  $     965
   Net realized gain (loss)            5,962      (24,841)     3,617       (317)     9,043       (189)     1,107     30,572
   Change in unrealized
     appreciation (depreciation)
     during the period                (9,759)      32,957      7,630     21,269     (2,312)     6,745        435      2,396
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Net increase (decrease) in assets
  from operations                     (3,797)       8,116     12,278     21,510      6,731      6,556      6,481     33,933
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums            4,331       11,294     20,284     18,914     16,410     26,737     16,637      3,977
   Transfer on terminations           (2,314)     (66,559)   (24,431)   (60,733)   (16,494)   (26,588)    (4,223)  (212,308)
   Transfer on policy loans                -       (7,685)      (207)   (14,258)         -          -          -          -
   Net interfund transfers           (53,532)         864     (1,036)     7,955    (21,955)   (24,004)        (5)        57
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Net increase (decrease) in assets
  from principal transactions        (51,515)     (62,086)    (5,390)   (48,122)   (22,039)   (23,855)    12,409   (208,274)
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Total increase (decrease) in
  assets                             (55,312)     (53,970)     6,888    (26,612)   (15,308)   (17,299)    18,890   (174,341)

Assets, beginning of period           55,312      109,282    140,054    166,666     88,974    106,273    112,900    287,241
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Assets, end of period               $      -     $ 55,312   $146,942   $140,054   $ 73,666   $ 88,974   $131,790  $ 112,900
                                    ========     ========   ========   ========   ========   ========   ========  =========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
a Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       --------------------------------------------
                                                                         American Blue Chip          American
                                                                       Income and Growth Trust     Growth Trust
                                                                              Series 1               Series 1
                                                                       ----------------------  --------------------
                                                                       Year Ended  Year Ended  Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04
                                                                       ---------- ------------ ---------- ----------
Income:
   Net investment income                                                $    782    $     -    $      23   $      2
   Net realized gain (loss)                                                   36          2        1,090        114
   Change in unrealized appreciation (depreciation) during the period         16        411       14,919      1,277
                                                                        --------    -------    ---------   --------
Net increase (decrease) in assets from operations                            834        413       16,032      1,393
                                                                        --------    -------    ---------   --------
Changes from principal transactions:
   Transfer of net premiums                                                3,260      2,209       30,652      2,518
   Transfer on terminations                                               (1,665)      (821)      (5,714)    (2,253)
   Transfer on policy loans                                                    -          -            -          -
   Net interfund transfers                                                 5,936      4,820       78,324      7,037
                                                                        --------    -------    ---------   --------
Net increase (decrease) in assets from principal transactions              7,531      6,208      103,262      7,302
                                                                        --------    -------    ---------   --------
Total increase (decrease) in assets                                        8,365      6,621      119,294      8,695

Assets, beginning of period                                                6,621          -       13,637      4,942
                                                                        --------    -------    ---------   --------
Assets, end of period                                                   $ 14,986    $ 6,621    $ 132,931   $ 13,637
                                                                        ========    =======    =========   ========

                                                                         Sub-Account
                                       -------------------------------------------------------------------------------
                                         American Growth-    American International    Balanced      Blue Chip Growth
                                       Income Trust Series 1    Trust Series 1      Trust Series 1    Trust Series 1
                                       --------------------  --------------------   -------------- --------------------
                                       Year Ended Year Ended Year Ended  Year Ended   Year Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04  Dec. 31/04x   Dec. 31/05 Dec. 31/04
                                       ---------- ---------- ----------  ---------- -------------- ---------- ----------
Income:
   Net investment income                $  2,768   $  1,193   $  2,560    $    63      $    907     $  2,236   $    511
   Net realized gain (loss)                4,664        560        883        209         1,641        5,906       (341)
   Change in unrealized appreciation
     (depreciation) during the period     14,974     11,756     19,160      2,335        (2,763)      22,104     46,535
                                        --------   --------   --------    -------      --------     --------   --------
Net increase (decrease) in assets from
  operations                              22,406     13,509     22,603      2,607          (215)      30,246     46,705
                                        --------   --------   --------    -------      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums              181,247      5,124     33,531      2,546           788       89,848    129,976
   Transfer on terminations              (73,138)    (7,437)    (3,382)      (912)       (1,347)     (44,558)   (36,762)
   Transfer on policy loans                    -          -       (749)         -             -          (19)       (24)
   Net interfund transfers                71,773    210,537     95,304     12,004       (32,695)     (52,582)     8,525
                                        --------   --------   --------    -------      --------     --------   --------
Net increase (decrease) in assets from
  principal transactions                 179,882    208,224    124,704     13,638       (33,254)      (7,311)   101,715
                                        --------   --------   --------    -------      --------     --------   --------
Total increase (decrease) in assets      202,288    221,733    147,307     16,245       (33,469)      22,935    148,420

Assets, beginning of period              228,373      6,640     18,804      2,559        33,469      569,861    421,441
                                        --------   --------   --------    -------      --------     --------   --------
Assets, end of period                   $430,661   $228,373   $166,111    $18,804      $      -     $592,796   $569,861
                                        ========   ========   ========    =======      ========     ========   ========

++ Fund available in prior year but no activity.
x Terminated as an investment option and funds transferred to Income & Value Trust on May 2, 2004.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                ----------------------------------------------------------
                                                                Capital Appreciation  Classic Value     Diversified Bond
                                                                   Trust Series 1     Trust Series 1     Trust Series 1
                                                                --------------------  -------------- ---------------------
                                                                Year Ended Year Ended  Period Ended  Year Ended  Year Ended
                                                                Dec. 31/05 Dec. 31/04  Dec. 31/05~   Dec. 31/05b Dec. 31/04
                                                                ---------- ---------- -------------- ----------- ----------
Income:
   Net investment income                                         $     -    $     -       $  18       $  12,241  $  12,880
   Net realized gain (loss)                                          636         81           -         (11,752)     8,189
   Change in unrealized appreciation (depreciation) during the
     period                                                          923      1,138           4           1,289     (9,856)
                                                                 -------    -------       -----       ---------  ---------
Net increase (decrease) in assets from operations                  1,559      1,219          22           1,778     11,213
                                                                 -------    -------       -----       ---------  ---------
Changes from principal transactions:
   Transfer of net premiums                                        2,614      5,959         443          11,791     35,601
   Transfer on terminations                                       (2,172)      (800)       (146)         (4,349)  (124,363)
   Transfer on policy loans                                            -          -           -               -          -
   Net interfund transfers                                          (523)       148          30        (272,089)    45,391
                                                                 -------    -------       -----       ---------  ---------
Net increase (decrease) in assets from principal transactions        (81)     5,307         327        (264,647)   (43,371)
                                                                 -------    -------       -----       ---------  ---------
Total increase (decrease) in assets                                1,478      6,526         349        (262,869)   (32,158)

Assets, beginning of period                                       12,533      6,007           -         262,869    295,027
                                                                 -------    -------       -----       ---------  ---------
Assets, end of period                                            $14,011    $12,533       $ 349       $       -  $ 262,869
                                                                 =======    =======       =====       =========  =========

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                     Dynamic Growth        Emerging Growth    Emerging Small Company     Equity-Income
                                     Trust Series 1        Trust Series 1        Trust Series 1         Trust Series 1
                                  --------------------  --------------------  --------------------   --------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended  Year Ended Year Ended Year Ended
                                  Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ---------- ---------- ---------- ---------- ----------  ---------- ---------- ----------
Income:
   Net investment income           $      -  $       -    $    -     $   11    $     -     $      -   $ 18,044  $   8,509
   Net realized gain (loss)          11,077     44,155        13         (9)     2,621      (10,087)    43,437     31,127
   Change in unrealized
     appreciation
     (depreciation) during the
     period                          (2,960)   (31,160)      356        388     (1,004)      16,690    (46,768)    17,339
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Net increase (decrease) in assets
  from operations                     8,117     12,995       369        390      1,617        6,603     14,713     56,975
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums          11,069     15,123       670      2,659      4,413        9,737     77,876     80,098
   Transfer on terminations         (16,007)  (196,709)     (336)      (201)    (8,553)     (34,283)   (52,876)  (132,722)
   Transfer on policy loans            (135)    (7,219)        -          -        (51)      (5,363)         -          -
   Net interfund transfers          (19,743)     1,750     1,026          3     12,059        6,091    (95,189)   142,820
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Net increase (decrease) in assets
  from principal transactions       (24,816)  (187,055)    1,360      2,461      7,868      (23,818)   (70,189)    90,196
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Total increase (decrease) in
  assets                            (16,699)  (174,060)    1,729      2,851      9,485      (17,215)   (55,476)   147,171

Assets, beginning of period          74,472    248,532     3,358        507     47,846       65,061    440,193    293,022
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Assets, end of period              $ 57,773  $  74,472    $5,087     $3,358    $57,331     $ 47,846   $384,717  $ 440,193
                                   ========  =========    ======     ======    =======     ========   ========  =========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
b Terminated as an investment option and funds transferred to Active Bond Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       --------------------------------------------
                                                                            Equity Index         Financial Services
                                                                           Trust Series 1          Trust Series 1
                                                                       ----------------------   --------------------
                                                                        Year Ended   Year Ended Year Ended Year Ended
                                                                       Dec. 31/05/c/ Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ------------  ---------- ---------- ----------
Income:
   Net investment income                                                 $    300     $   115    $    342   $   279
   Net realized gain (loss)                                                   331        (180)      1,158     1,379
   Change in unrealized appreciation (depreciation) during the period      (1,221)      1,366       7,926     6,497
                                                                         --------     -------    --------   -------
Net increase (decrease) in assets from operations                            (590)      1,301       9,426     8,155
                                                                         --------     -------    --------   -------
Changes from principal transactions:
   Transfer of net premiums                                                     -       5,468       3,893    23,571
   Transfer on terminations                                                  (536)     (1,595)     (4,358)   (5,622)
   Transfer on policy loans                                                     -           -           -         -
   Net interfund transfers                                                (13,724)          -       4,224    11,420
                                                                         --------     -------    --------   -------
Net increase (decrease) in assets from principal transactions             (14,260)      3,873       3,759    29,369
                                                                         --------     -------    --------   -------
Total increase (decrease) in assets                                       (14,850)      5,174      13,185    37,524

Assets, beginning of period                                                14,850       9,676      92,098    54,574
                                                                         --------     -------    --------   -------
Assets, end of period                                                    $      -     $14,850    $105,283   $92,098
                                                                         ========     =======    ========   =======

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                    Fundamental Value          Global           Global Allocation        Global Bond
                                     Trust Series 1        Trust Series 1        Trust Series 1        Trust Series 1
                                  --------------------  --------------------  --------------------  --------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income           $    769   $    664   $  1,661   $  1,404   $   384    $   326    $  8,633   $  1,592
   Net realized gain (loss)          10,727      2,637      2,987      1,342     1,125         89         235        315
   Change in unrealized
     appreciation
     (depreciation) during the
     period                          14,278     13,384     10,665     10,132     1,029      3,939     (20,407)    12,181
                                   --------   --------   --------   --------   -------    -------    --------   --------
Net increase (decrease) in assets
  from operations                    25,774     16,685     15,313     12,878     2,538      4,354     (11,539)    14,088
                                   --------   --------   --------   --------   -------    -------    --------   --------
Changes from principal
  transactions:
   Transfer of net premiums          46,766     39,085     34,556     26,746     6,158      7,620      70,805     27,536
   Transfer on terminations         (27,678)   (14,214)    (9,550)    (5,985)   (2,111)    (2,498)     (9,629)    (5,487)
   Transfer on policy loans            (349)         -          -          -         -          -           4         10
   Net interfund transfers          103,609     12,663     15,144      3,449    (2,567)     2,536      23,604     82,974
                                   --------   --------   --------   --------   -------    -------    --------   --------
Net increase (decrease) in assets
  from principal transactions       122,348     37,534     40,150     24,210     1,480      7,658      84,784    105,033
                                   --------   --------   --------   --------   -------    -------    --------   --------
Total increase (decrease) in
  assets                            148,122     54,219     55,463     37,088     4,018     12,012      73,245    119,121

Assets, beginning of period         164,493    110,274    113,832     76,744    39,805     27,793     152,809     33,688
                                   --------   --------   --------   --------   -------    -------    --------   --------
Assets, end of period              $312,615   $164,493   $169,295   $113,832   $43,823    $39,805    $226,054   $152,809
                                   ========   ========   ========   ========   =======    =======    ========   ========

c Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------
                                                                          Growth & Income       Health Sciences
                                                                          Trust Series 1        Trust Series 1
                                                                       --------------------  --------------------
                                                                       Year Ended Year Ended Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ---------- ---------- ---------- ----------
Income:
   Net investment income                                                $ 17,849  $   4,705   $  8,744   $      -
   Net realized gain (loss)                                               15,124     (1,490)       862        463
   Change in unrealized appreciation (depreciation) during the period    (23,496)    33,156      5,911     13,294
                                                                        --------  ---------   --------   --------
Net increase (decrease) in assets from operations                          9,477     36,371     15,517     13,757
                                                                        --------  ---------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                                               52,106     56,410     12,699     14,736
   Transfer on terminations                                              (49,736)  (183,071)    (7,692)    (5,632)
   Transfer on policy loans                                                    -          -          -          -
   Net interfund transfers                                               (31,899)    17,841      4,546      4,355
                                                                        --------  ---------   --------   --------
Net increase (decrease) in assets from principal transactions            (29,529)  (108,820)     9,553     13,459
                                                                        --------  ---------   --------   --------
Total increase (decrease) in assets                                      (20,052)   (72,449)    25,070     27,216

Assets, beginning of period                                              528,253    600,702    112,026     84,810
                                                                        --------  ---------   --------   --------
Assets, end of period                                                   $508,201  $ 528,253   $137,096   $112,026
                                                                        ========  =========   ========   ========

                                                                       Sub-Account
                             -----------------------------------------------------------------------------------------------
                                                                                                 International International
                                  High Yield          Income & Value      International Equity    Index Trust  Opportunities
                                Trust Series 1        Trust Series 1     Index Trust B Series 1    Series 1    Trust Series I
                             --------------------  --------------------  ----------------------  ------------- --------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended Period Ended  Year Ended    Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04##  Dec. 31/04)   Dec. 31/05~
                             ---------- ---------- ---------- ---------- ---------- ------------ ------------- --------------
Income:
   Net investment income      $  7,772  $  12,667   $  2,307   $  1,185   $  4,003    $   129      $    261        $    -
   Net realized gain (loss)      9,922     16,892      2,399        641        404         39         1,883             5
   Change in unrealized
     appreciation
     (depreciation) during
     the period                (12,514)    (3,014)     2,799      8,788      8,866      4,996        (1,831)          842
                              --------  ---------   --------   --------   --------    -------      --------        ------
Net increase (decrease) in
  assets from operations         5,180     26,545      7,505     10,614     13,273      5,164           313           847
                              --------  ---------   --------   --------   --------    -------      --------        ------
Changes from principal
  transactions:
   Transfer of net premiums     25,724     40,934     22,310     23,404     47,580      1,527         6,246         1,077
   Transfer on terminations    (11,141)  (117,951)   (16,567)   (12,632)    (2,015)    (1,053)         (723)         (162)
   Transfer on policy loans          -          -          -          -          -          -             -             -
   Net interfund transfers     (67,839)     3,485     (7,940)    38,616      7,332     30,361       (15,731)        6,731
                              --------  ---------   --------   --------   --------    -------      --------        ------
Net increase (decrease) in
  assets from principal
  transactions                 (53,256)   (73,532)    (2,197)    49,388     52,897     30,835       (10,208)        7,646
                              --------  ---------   --------   --------   --------    -------      --------        ------
Total increase (decrease) in
  assets                       (48,076)   (46,987)     5,308     60,002     66,170     35,999        (9,895)        8,493

Assets, beginning of period    178,566    225,553    150,894     90,892     35,999          -         9,895             -
                              --------  ---------   --------   --------   --------    -------      --------        ------
Assets, end of period         $130,490  $ 178,566   $156,202   $150,894   $102,169    $35,999      $      -        $8,493
                              ========  =========   ========   ========   ========    =======      ========        ======

) Terminated as an investment option and funds transferred to John Hancock VST International Equity Index Fund on June 18, 2004.
## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------
                                                                        International Small   International Stock
                                                                        Cap Trust Series 1      Trust Series 1
                                                                       --------------------  --------------------
                                                                       Year Ended Year Ended Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ---------- ---------- ---------- ----------
Income:
   Net investment income                                                $    643   $     41   $    435   $    380
   Net realized gain (loss)                                                2,405     (5,877)     2,372     (9,345)
   Change in unrealized appreciation (depreciation) during the period      5,234     16,629      7,145     18,541
                                                                        --------   --------   --------   --------
Net increase (decrease) in assets from operations                          8,282     10,793      9,952      9,576
                                                                        --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                                               24,159      9,481     15,595     16,095
   Transfer on terminations                                               (7,759)   (35,868)   (17,442)   (37,384)
   Transfer on policy loans                                                  (48)    (2,919)      (139)         -
   Net interfund transfers                                                28,821      6,070      1,384      1,415
                                                                        --------   --------   --------   --------
Net increase (decrease) in assets from principal transactions             45,173    (23,236)      (602)   (19,874)
                                                                        --------   --------   --------   --------
Total increase (decrease) in assets                                       53,455    (12,443)     9,350    (10,298)

Assets, beginning of period                                               50,538     62,981     61,015     71,313
                                                                        --------   --------   --------   --------
Assets, end of period                                                   $103,993   $ 50,538   $ 70,365   $ 61,015
                                                                        ========   ========   ========   ========

                                                                          Sub-Account
                                       --------------------------------------------------------------------------------
                                        International Value   Investment Quality   Large Cap Trust   Large Cap Growth
                                          Trust Series 1      Bond Trust Series 1     Series I        Trust Series 1
                                       --------------------  --------------------  --------------- --------------------
                                       Year Ended Year Ended Year Ended Year Ended  Period Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04   Dec. 31/05~   Dec. 31/05 Dec. 31/04
                                       ---------- ---------- ---------- ---------- --------------- ---------- ----------
Income:
   Net investment income                $  4,029   $  1,208   $ 18,414  $  18,760      $    -       $  1,358   $    417
   Net realized gain (loss)                9,595      3,406       (537)      (176)          2          9,430     16,904
   Change in unrealized appreciation
     (depreciation) during the period      9,490     19,159    (10,182)    (3,273)         92        (10,498)    (5,384)
                                        --------   --------   --------  ---------      ------       --------   --------
Net increase (decrease) in assets from
  operations                              23,114     23,773      7,695     15,311          94            290     11,937
                                        --------   --------   --------  ---------      ------       --------   --------
Changes from principal transactions:
   Transfer of net premiums               43,896     26,460     43,971     82,151         278         34,798     57,198
   Transfer on terminations              (14,015)    (6,288)   (13,190)   (14,899)        (54)       (25,573)   (79,501)
   Transfer on policy loans                    -          -          -          -           -              -          -
   Net interfund transfers                38,696     65,791      4,483   (114,663)      2,447         (6,948)    20,267
                                        --------   --------   --------  ---------      ------       --------   --------
Net increase (decrease) in assets from
  principal transactions                  68,577     85,963     35,264    (47,411)      2,671          2,277     (2,036)
                                        --------   --------   --------  ---------      ------       --------   --------
Total increase (decrease) in assets       91,691    109,736     42,959    (32,100)      2,765          2,567      9,901

Assets, beginning of period              153,774     44,038    328,600    360,700           -        182,491    172,590
                                        --------   --------   --------  ---------      ------       --------   --------
Assets, end of period                   $245,465   $153,774   $371,559  $ 328,600      $2,765       $185,058   $182,491
                                        ========   ========   ========  =========      ======       ========   ========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       -------------------------------------------------
                                                                        Large Cap Value Trust  Lifestyle Aggressive 1000
                                                                              Series 1            Trust Series 1
                                                                       ----------------------- -------------------------
                                                                       Year Ended Period Ended Year Ended   Year Ended
                                                                       Dec. 31/05  Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                                       ---------- ------------ ------------ ------------
Income:
   Net investment income                                                $      -    $ 1,043     $ 1,222      $   117
   Net realized gain (loss)                                               14,761      1,300       4,141          985
   Change in unrealized appreciation (depreciation) during the period     (6,180)    11,694        (272)       3,848
                                                                        --------    -------     -------      -------
Net increase (decrease) in assets from operations                          8,581     14,037       5,091        4,950
                                                                        --------    -------     -------      -------
Changes from principal transactions:
   Transfer of net premiums                                               90,682     28,584      19,946       35,882
   Transfer on terminations                                               (6,572)    (3,340)     (6,073)      (6,066)
   Transfer on policy loans                                                 (446)         -           -            -
   Net interfund transfers                                               (86,765)    (2,020)      6,283           47
                                                                        --------    -------     -------      -------
Net increase (decrease) in assets from principal transactions             (3,101)    23,224      20,156       29,863
                                                                        --------    -------     -------      -------
Total increase (decrease) in assets                                        5,480     37,261      25,247       34,813

Assets, beginning of period                                               83,020     45,759      48,150       13,337
                                                                        --------    -------     -------      -------
Assets, end of period                                                   $ 88,500    $83,020     $73,397      $48,150
                                                                        ========    =======     =======      =======

                                                                                 Sub-Account
                                                     --------------------------------------------------------------------
                                                       Lifestyle Balanced    Lifestyle Conservative    Lifestyle Growth
                                                       640 Trust Series 1     280 Trust Series 1      820 Trust Series 1
                                                     ----------------------- ---------------------  ----------------------
                                                     Year Ended  Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                                     Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                     ----------  ----------  ----------  ---------- ----------  ----------
Income:
   Net investment income                             $  199,680  $   73,584   $ 19,541    $  5,679  $   15,135   $  2,652
   Net realized gain (loss)                              13,615       9,780      1,207       3,210      21,575        853
   Change in unrealized appreciation (depreciation)
     during the period                                   32,914     315,976    (13,536)      8,865      33,811     35,486
                                                     ----------  ----------   --------    --------  ----------   --------
Net increase (decrease) in assets from operations       246,209     399,340      7,212      17,754      70,521     38,991
                                                     ----------  ----------   --------    --------  ----------   --------
Changes from principal transactions:
   Transfer of net premiums                              60,878      42,046     67,702      65,982     722,838    221,978
   Transfer on terminations                            (116,422)    (81,782)   (17,224)     (8,081)    (31,732)   (21,750)
   Transfer on policy loans                                   -           -          -           -           -          -
   Net interfund transfers                               50,335   2,946,005      1,194       4,272       4,145     36,815
                                                     ----------  ----------   --------    --------  ----------   --------
Net increase (decrease) in assets from principal
  transactions                                           (5,209)  2,906,269     51,672      62,173     695,251    237,043
                                                     ----------  ----------   --------    --------  ----------   --------
Total increase (decrease) in assets                     241,000   3,305,609     58,884      79,927     765,772    276,034

Assets, beginning of period                           3,604,203     298,594    246,488     166,561     372,374     96,340
                                                     ----------  ----------   --------    --------  ----------   --------
Assets, end of period                                $3,845,203  $3,604,203   $305,372    $246,488  $1,138,146   $372,374
                                                     ==========  ==========   ========    ========  ==========   ========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               Sub-Account
                                                              ---------------------------------------------
                                                               Lifestyle Moderate        Mid Cap Core
                                                               460 Trust Series 1       Trust Series 1
                                                              --------------------- -----------------------
                                                              Year Ended Year Ended Year Ended Period Ended
                                                              Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                              ---------- ---------- ---------- ------------
Income:
   Net investment income                                       $ 36,387   $    231   $   771     $    58
   Net realized gain (loss)                                      (2,124)       365       196         591
   Unrealized appreciation (depreciation) during the period      (9,247)    14,077      (464)        585
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from operations                25,016     14,673       503       1,234
                                                               --------   --------   -------     -------
Changes from principal transactions:
   Transfer of net premiums                                      81,013     12,425       877       5,547
   Transfer on terminations                                     (19,096)       447    (1,372)     (4,513)
   Transfer on policy loans                                           -          -      (462)       (974)
   Net interfund transfers                                           59    480,238         7       1,386
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from principal transactions    61,976    493,110      (950)      1,446
                                                               --------   --------   -------     -------
Total increase (decrease) in assets                              86,992    507,783      (447)      2,680

Assets, beginning of period                                     512,934      5,151     9,194       6,514
                                                               --------   --------   -------     -------
Assets, end of period                                          $599,926   $512,934   $ 8,747     $ 9,194
                                                               ========   ========   =======     =======

                                                                                 Sub-Account
                                                      -----------------------------------------------------------------
                                                          Mid Cap Index         Mid Cap Stock         Mid Cap Value
                                                         Trust Series 1        Trust Series 1        Trust Series 1
                                                      --------------------- --------------------- ---------------------
                                                      Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                                      Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                      ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income                               $  4,808   $    622   $  6,645   $      -   $  7,022   $    701
   Net realized gain (loss)                               6,070      2,789     13,258      3,579     13,775      1,710
   Unrealized appreciation (depreciation) during the
     period                                               3,376     12,176     18,682     23,346     (4,090)    30,614
                                                       --------   --------   --------   --------   --------   --------
Net increase (decrease) in assets from operations        14,254     15,587     38,585     26,925     16,707     33,025
                                                       --------   --------   --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                               9,354     22,229     36,658     25,880     64,628     50,553
   Transfer on terminations                             (18,187)   (10,968)   (34,695)   (22,236)   (21,874)   (14,241)
   Transfer on policy loans                              (2,065)   (16,773)       121        267       (361)         -
   Net interfund transfers                                3,629     18,239     43,555     40,224        314     18,308
                                                       --------   --------   --------   --------   --------   --------
Net increase (decrease) in assets from principal
  transactions                                           (7,269)    12,727     45,639     44,135     42,707     54,620
                                                       --------   --------   --------   --------   --------   --------
Total increase (decrease) in assets                       6,985     28,314     84,224     71,060     59,414     87,645

Assets, beginning of period                             127,175     98,861    180,462    109,402    178,816     91,171
                                                       --------   --------   --------   --------   --------   --------
Assets, end of period                                  $134,160   $127,175   $264,686   $180,462   $238,230   $178,816
                                                       ========   ========   ========   ========   ========   ========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         Sub-Account
                                                                       -----------------------------------------------
                                                                             Money Market          Natural Resources
                                                                            Trust Series 1          Trust Series 1
                                                                       -----------------------  ----------------------
                                                                       Year Ended   Year Ended  Year Ended  Year Ended
                                                                       Dec. 31/05   Dec. 31/04  Dec. 31/05 Dec. 31/04++
                                                                       ----------  -----------  ---------- ------------
Income:
   Net investment income                                               $   71,012  $    19,424   $  1,350    $    18
   Net realized gain (loss)                                                     -            -     10,905         22
   Change in unrealized appreciation (depreciation) during the period           -            -     14,889      2,161
                                                                       ----------  -----------   --------    -------
Net increase (decrease) in assets from operations                          71,012       19,424     27,144      2,201
                                                                       ----------  -----------   --------    -------
Changes from principal transactions:
   Transfer of net premiums                                             1,488,146    4,562,179     68,185      1,456
   Transfer on terminations                                              (247,098)    (201,872)    (1,519)      (282)
   Transfer on policy loans                                                (1,137)      (7,050)         -          -
   Net interfund transfers                                               (158,023)  (4,302,107)    14,415      9,219
                                                                       ----------  -----------   --------    -------
Net increase (decrease) in assets from principal transactions           1,081,888       51,150     81,081     10,393
                                                                       ----------  -----------   --------    -------
Total increase (decrease) in assets                                     1,152,900       70,574    108,225     12,594

Assets, beginning of period                                             2,231,134    2,160,560     12,594          -
                                                                       ----------  -----------   --------    -------
Assets, end of period                                                  $3,384,034  $ 2,231,134   $120,819    $12,594
                                                                       ==========  ===========   ========    =======

                                                                              Sub-Account
                                       ----------------------------------------------------------------------------------------
                                           Overseas Trust            Pacific Rim       Quantitative All Cap   Quantitative Equity
                                              Series 1             Trust Series 1         Trust Series 1        Trust Series 1
                                       ----------------------   --------------------  ----------------------  -------------------
                                        Year Ended   Year Ended Year Ended Year Ended Year Ended  Year Ended      Year Ended
                                       Dec. 31/05/d/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04++    Dec. 31/04xx
                                       ------------  ---------- ---------- ---------- ---------- ------------ -------------------
Income:
   Net investment income                 $    211     $   161    $     87   $     87   $ 1,511       $  2          $     758
   Net realized gain (loss)                10,155         497         915      2,847         1          -            (24,020)
   Change in unrealized appreciation
     (depreciation) during the period     (11,459)      5,422      15,084       (304)   (1,720)         3             24,225
                                         --------     -------    --------   --------   -------       ----          ---------
Net increase (decrease) in assets from
  operations                               (1,093)      6,080      16,086      2,630      (208)         5                963
                                         --------     -------    --------   --------   -------       ----          ---------
Changes from principal transactions:
   Transfer of net premiums                 3,126      18,205      45,305        701        51          -             19,287
   Transfer on terminations               (10,177)     (5,799)     (1,298)      (575)      (14)       (13)           (59,695)
   Transfer on policy loans                     -           -           -          -         -          -                  -
   Net interfund transfers                (55,910)     11,684      31,950    (11,849)   23,495         50            (72,701)
                                         --------     -------    --------   --------   -------       ----          ---------
Net increase (decrease) in assets from
  principal transactions                  (62,961)     24,090      75,957    (11,723)   23,532         37           (113,109)
                                         --------     -------    --------   --------   -------       ----          ---------
Total increase (decrease) in assets       (64,054)     30,170      92,043     (9,093)   23,324         42           (112,146)

Assets, beginning of period                64,054      33,884       9,774     18,867        42          -            112,146
                                         --------     -------    --------   --------   -------       ----          ---------
Assets, end of period                    $      -     $64,054    $101,817   $  9,774   $23,366       $ 42          $       -
                                         ========     =======    ========   ========   =======       ====          =========

d Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.
++ Fund available in prior year but no activity.
xx Terminated as an investment option and funds transferred to U.S. Large Cap
   Trust on May 3, 2004.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       -------------------------------------------
                                                                       Quantitative Mid Cap  Real Estate Securities
                                                                          Trust Series 1        Trust Series 1
                                                                       --------------------- ---------------------
                                                                       Year Ended Year Ended Year Ended  Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                                       ---------- ---------- ----------  ----------
Income:
   Net investment income                                                $     -    $     -    $ 41,741    $  4,754
   Net realized gain (loss)                                               1,134        161      15,253       3,960
   Change in unrealized appreciation (depreciation) during the period     4,644      2,206     (25,629)     54,473
                                                                        -------    -------    --------    --------
Net increase (decrease) in assets from operations                         5,778      2,367      31,365      63,187
                                                                        -------    -------    --------    --------
Changes from principal transactions:
   Transfer of net premiums                                               5,760      3,154      60,188      22,835
   Transfer on terminations                                              (1,195)      (427)    (30,395)     (9,061)
   Transfer on policy loans                                                   -          -           -           -
   Net interfund transfers                                               55,035      9,123       6,115      10,535
                                                                        -------    -------    --------    --------
Net increase (decrease) in assets from principal transactions            59,600     11,850      35,908      24,309
                                                                        -------    -------    --------    --------
Total increase (decrease) in assets                                      65,378     14,217      67,273      87,496

Assets, beginning of period                                              19,350      5,133     265,430     177,934
                                                                        -------    -------    --------    --------
Assets, end of period                                                   $84,728    $19,350    $332,703    $265,430
                                                                        =======    =======    ========    ========

                                                                           Sub-Account
                                       -----------------------------------------------------------------------------------
                                          Real Return Bond     Science & Technology  Small Cap Trust    Small Cap Index
                                           Trust Series 1         Trust Series 1        Series 1        Trust Series 1
                                       ----------------------- --------------------- --------------- ---------------------
                                       Year Ended  Year Ended  Year Ended Year Ended  Period Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04   Dec. 31/05~   Dec. 31/05 Dec. 31/04
                                       ---------- ------------ ---------- ---------- --------------- ---------- ----------
Income:
   Net investment income                 $  313      $    -     $      -   $      -       $  -        $  4,556   $    296
   Net realized gain (loss)                  16          14        3,805    (13,940)         -           9,989      1,778
   Change in unrealized appreciation
     (depreciation) during the period      (236)        443          991     17,115          3         (10,917)    16,019
                                         ------      ------     --------   --------       ----        --------   --------
Net increase (decrease) in assets from
  operations                                 93         457        4,796      3,175          3           3,628     18,093
                                         ------      ------     --------   --------       ----        --------   --------
Changes from principal transactions:
   Transfer of net premiums               1,059       1,897       36,345     69,681        841          18,089     23,486
   Transfer on terminations                (614)       (730)     (28,778)   (41,753)       (10)        (13,705)   (10,600)
   Transfer on policy loans                   -           -          226     (8,113)         -          (1,427)         -
   Net interfund transfers                    -       5,180       (9,247)        26          -         (10,856)    17,476
                                         ------      ------     --------   --------       ----        --------   --------
Net increase (decrease) in assets from
  principal transactions                    445       6,347       (1,454)    19,841        831          (7,899)    30,362
                                         ------      ------     --------   --------       ----        --------   --------
Total increase (decrease) in assets         538       6,804        3,342     23,016        834          (4,271)    48,455

Assets, beginning of period               6,804           -      208,647    185,631          -         129,001     80,546
                                         ------      ------     --------   --------       ----        --------   --------
Assets, end of period                    $7,342      $6,804     $211,989   $208,647       $834        $124,730   $129,001
                                         ======      ======     ========   ========       ====        ========   ========

++ Fund available in prior year but no activity.
~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                Sub-Account
                                                              -----------------------------------------------
                                                              Small Cap Opportunities      Small Company
                                                                  Trust Series 1          Trust Series 1
                                                              ----------------------- -----------------------
                                                              Year Ended Period Ended Year Ended Period Ended
                                                              Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04##
                                                              ---------- ------------ ---------- ------------
Income:
   Net investment income                                       $    47      $    -       $  -        $ -
   Net realized gain (loss)                                        454          17          1         (3)
   Unrealized appreciation (depreciation) during the period      8,816         338          1          -
                                                               -------      ------       ----        ---
Net increase (decrease) in assets from operations                9,317         355          2         (3)
                                                               -------      ------       ----        ---
Changes from principal transactions:
   Transfer of net premiums                                     16,072         209        113          -
   Transfer on terminations                                     (4,031)       (344)       (53)         3
   Transfer on policy loans                                         12           -          -          -
   Net interfund transfers                                      49,851       2,337          9          -
                                                               -------      ------       ----        ---
Net increase (decrease) in assets from principal transactions   61,904       2,202         69          3
                                                               -------      ------       ----        ---
Total increase (decrease) in assets                             71,221       2,557         71          -

Assets, beginning of period                                      2,557           -          -          -
                                                               -------      ------       ----        ---
Assets, end of period                                          $73,778      $2,557       $ 71        $ -
                                                               =======      ======       ====        ===

                                                                         Sub-Account
                                  -----------------------------------------------------------------------------------------
                                    Small Company Blend     Small Company Value      Special Value        Strategic Bond
                                      Trust Series 1          Trust Series 1        Trust Series 1        Trust Series 1
                                  -----------------------  --------------------- --------------------- ---------------------
                                   Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05/e/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ------------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income            $      -     $     -    $  8,006   $  3,867   $    25     $   83    $  5,263  $   6,282
   Net realized gain (loss)            2,719       2,322      45,058      4,772       213        138       1,770     16,304
   Unrealized appreciation
     (depreciation) during the
     period                           (9,106)      1,522     (17,733)    68,563       272        696      (1,414)   (10,401)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Net increase (decrease) in assets
  from operations                     (6,387)      3,844      35,331     77,202       510        917       5,619     12,185
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums            3,949      15,768     105,781     94,145     8,465      1,667      41,212     44,555
   Transfer on terminations           (1,697)     (8,311)    (31,230)   (26,147)     (701)      (481)    (24,794)  (133,570)
   Transfer on policy loans               (3)       (213)        258        257         -          -        (112)    (8,499)
   Net interfund transfers           (49,044)     (9,443)    (80,816)    18,803        44      2,613      59,191     (1,054)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Net increase (decrease) in assets
  from principal transactions        (46,795)     (2,199)     (6,007)    87,058     7,808      3,799      75,497    (98,568)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Total increase (decrease) in
  assets                             (53,182)      1,645      29,324    164,260     8,318      4,716      81,116    (86,383)

Assets, beginning of period           53,182      51,537     414,315    250,055     6,767      2,051     187,609    273,992
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Assets, end of period               $      -     $53,182    $443,639   $414,315   $15,085     $6,767    $268,725  $ 187,609
                                    ========     =======    ========   ========   =======     ======    ========  =========

++ Fund available in prior year but no activity.
## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
e Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                              ---------------------------------------------------------------
                                                                 Strategic Growth    Strategic Income Strategic Opportunities
                                                                  Trust Series 1      Trust Series I     Trust Series 1
                                                              ---------------------- ---------------- -----------------------
                                                              Year Ended  Year Ended   Period Ended   Year Ended  Year Ended
                                                              Dec. 31/05f Dec. 31/04   Dec. 31/05~    Dec. 31/05  Dec. 31/04
                                                              ----------- ---------- ---------------- ----------- -----------
Income:
   Net investment income                                       $    219    $     -        $  299       $    859    $    127
   Net realized gain (loss)                                       2,752        287             -         12,449     (21,441)
   Unrealized appreciation (depreciation) during the period      (4,244)     2,041          (284)         4,963      45,621
                                                               --------    -------        ------       --------    --------
Net increase (decrease) in assets from operations                (1,273)     2,328            15         18,271      24,307
                                                               --------    -------        ------       --------    --------
Changes from principal transactions:
   Transfer of net premiums                                       1,038     10,328         7,735         32,748      57,062
   Transfer on terminations                                     (20,662)    (2,117)         (127)       (18,253)    (38,946)
   Transfer on policy loans                                           -          -             -            (24)        (23)
   Net interfund transfers                                      (15,813)     3,444             -        (43,936)    (42,075)
                                                               --------    -------        ------       --------    --------
Net increase (decrease) in assets from principal transactions   (35,437)    11,655         7,608        (29,465)    (23,982)
                                                               --------    -------        ------       --------    --------
Total increase (decrease) in assets                             (36,710)    13,983         7,623        (11,194)        325

Assets, beginning of period                                      36,710     22,727             -        196,867     196,542
                                                               --------    -------        ------       --------    --------
Assets, end of period                                          $      -    $36,710        $7,623       $185,673    $196,867
                                                               ========    =======        ======       ========    ========

                                                                          Sub-Account
                                    ---------------------------------------------------------------------------------------
                                       Strategic Value        Total Return       Total Stock Market    U.S. Global Leaders
                                       Trust Series 1        Trust Series 1     Index Trust Series 1  Growth Trust Series 1
                                    --------------------- --------------------- --------------------- ---------------------
                                    Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended     Period Ended
                                    Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04     Dec. 31/05++
                                    ---------- ---------- ---------- ---------- ---------- ---------- ---------------------
Income:
   Net investment income             $ 1,549    $    34    $ 14,152  $  16,692   $  1,592   $    680         $   186
   Net realized gain (loss)              370        350        (315)     1,558      3,455        196             187
   Unrealized appreciation
     (depreciation) during the
     period                           (1,853)     1,378      (6,465)    (2,554)     3,739     13,944             588
                                     -------    -------    --------  ---------   --------   --------         -------
Net increase (decrease) in assets
  from operations                         66      1,762       7,372     15,696      8,786     14,820             961
                                     -------    -------    --------  ---------   --------   --------         -------
Changes from principal
  transactions:
   Transfer of net premiums           13,864      3,781      61,732     68,602     24,448     31,860           1,995
   Transfer on terminations           (1,699)    (1,582)    (42,351)  (121,277)   (24,465)    (6,972)           (862)
   Transfer on policy loans                -          -        (101)    (7,989)         -          -          (2,731)
   Net interfund transfers                 -          -      52,336     (7,622)     6,954        615          10,687
                                     -------    -------    --------  ---------   --------   --------         -------
Net increase (decrease) in assets
  from principal transactions         12,165      2,199      71,616    (68,286)     6,937     25,503           9,089
                                     -------    -------    --------  ---------   --------   --------         -------
Total increase (decrease) in assets   12,231      3,961      78,988    (52,590)    15,723     40,323          10,050

Assets, beginning of period           12,448      8,487     270,713    323,303    146,010    105,687               -
                                     -------    -------    --------  ---------   --------   --------         -------
Assets, end of period                $24,679    $12,448    $349,701  $ 270,713   $161,733   $146,010         $10,050
                                     =======    =======    ========  =========   ========   ========         =======

f Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
++ Fund available in prior year but not active.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------------
                                                                       U.S. Government Securities     U.S. Large Cap
                                                                             Trust Series 1           Trust Series 1
                                                                       -------------------------- ---------------------
                                                                       Year Ended    Year Ended   Year Ended Year Ended
                                                                       Dec. 31/05    Dec. 31/04   Dec. 31/05 Dec. 31/04
                                                                       ----------    ----------   ---------- ----------
Income:
   Net investment income                                                $ 14,967     $  15,422     $  1,114   $    454
   Net realized gain (loss)                                               (2,069)         (497)      18,271        937
   Change in unrealized appreciation (depreciation) during the period     (6,057)         (655)      (2,602)    21,223
                                                                        --------     ---------     --------   --------
Net increase (decrease) in assets from operations                          6,841        14,270       16,783     22,614
                                                                        --------     ---------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                                              115,235       130,868       56,399     53,557
   Transfer on terminations                                              (24,855)     (193,244)     (33,910)   (20,316)
   Transfer on policy loans                                                    -             -           30        (84)
   Net interfund transfers                                               (23,140)        4,112      (16,324)    95,519
                                                                        --------     ---------     --------   --------
Net increase (decrease) in assets from principal transactions             67,240       (58,264)       6,195    128,676
                                                                        --------     ---------     --------   --------
Total increase (decrease) in assets                                       74,081       (43,994)      22,978    151,290

Assets, beginning of period                                              406,225       450,219      275,100    123,810
                                                                        --------     ---------     --------   --------
Assets, end of period                                                   $480,306     $ 406,225     $298,078   $275,100
                                                                        ========     =========     ========   ========

                                                                  Sub-Account
                                                  ---------------------------------------------
                                                  Utilities Trust Series 1 Value Trust Series 1            Total
                                                  -----------------------  --------------------  ------------------------
                                                  Year Ended   Year Ended  Year Ended Year Ended  Year Ended   Year Ended
                                                  Dec. 31/05   Dec. 31/04  Dec. 31/05 Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                  ----------   ----------  ---------- ---------- -----------  -----------
Income:
   Net investment income                           $ 2,333      $   109     $  1,459   $    998  $   597,188  $   228,832
   Net realized gain (loss)                            385           82       15,035      4,638      414,690      116,493
   Change in unrealized appreciation
     (depreciation) during the period                2,730        2,680       13,070     26,879       34,664    1,064,571
                                                   -------      -------     --------   --------  -----------  -----------
Net increase (decrease) in assets from operations    5,448        2,871       29,564     32,515    1,046,542    1,409,896
                                                   -------      -------     --------   --------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                          3,384        4,696       36,374     72,686    4,571,023    6,810,658
   Transfer on terminations                         (2,052)        (488)     (26,534)   (14,051)  (1,417,807)  (2,563,521)
   Transfer on policy loans                              -            -          204       (113)      (9,962)    (107,392)
   Net interfund transfers                          21,300           18      (18,315)   (43,751)     (16,648)     (18,047)
                                                   -------      -------     --------   --------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                      22,632        4,226       (8,271)    14,771    3,126,606    4,121,698
                                                   -------      -------     --------   --------  -----------  -----------
Total increase (decrease) in assets                 28,080        7,097       21,293     47,286    4,173,148    5,531,594

Assets, beginning of period                         12,883        5,786      240,568    193,282   15,666,180   10,134,586
                                                   -------      -------     --------   --------  -----------  -----------
Assets, end of period                              $40,963      $12,883     $261,861   $240,568  $19,839,328  $15,666,180
                                                   =======      =======     ========   ========  ===========  ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                         Notes to Financial Statements

                               December 31, 2005

1. Organization

John Hancock Life Insurance Company Separate Account B (formerly The Manufacturers Life Insurance Company of New York Separate Account B) (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the "Company) (formerly The Manufacturers Life Insurance Company of New York). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has sixty-nine active investment sub-accounts that invest in shares of a particular John Hancock Trust (formerly Manufacturers Investment Trust) portfolio. John Hancock Trust (formerly Manufacturers Investment Trust (the "Trust") is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA") (formerly The Manufacturers Life Insurance Company (U.S.A.)) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

1. Organization (continued)

Effective January 1, 2005, the following name changes occurred:

                  Previous Name                         New Name
         --------------------------------      ---------------------------
              The Manufacturers Life                John Hancock Life
                Insurance Company                   Insurance Company
                     (U.S.A.)                           (U.S.A.)
              The Manufacturers Life                John Hancock Life
               Insurance Company of               Insurance Company of
                     New York                           New York
                Manulife Financial                    John Hancock
                  Securities LLC                    Distributors LLC
          Manufacturers Investment Trust           John Hancock Trust
         The Manufacturers Life Insurance      John Hancock Life Insurance
               Company of New York                 Company of New York
                Separate Account B                  Separate Account

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

      Previous Name                New Name               Effective Date
      -------------        ------------------------  ------------------------
   Global Equity Trust           Global Trust              May 3, 2004
   International Equity      International Equity          May 2, 2005
         Index Fund              Index Trust B
   Pacific Rim Emerging       Pacific Rim Trust            May 3, 2004
       Markets Trust

Effective May 2, 2005 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                 Terminated                 Funds Transferred To
                 ----------         ----------------------------------
          Aggressive Growth Trust           Mid Cap Stock Trust
           Diversified Bond Trust            Active Bond Trust
             Equity Index Trust              500 Index Trust B
               Overseas Trust            International Value Trust
          Small Company Blend Trust    Small Cap Opportunities Trust
           Strategic Growth Trust     U.S. Global Leaders Growth Trust

Effective May 3, 2004 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                     Terminated           Funds Transferred To
                     ----------         ------------------------
                    Balanced Trust        Income & Value Trust
              Quantitative Equity Trust   U.S. Large Cap Trust

Effective June 18, 2004 the following sub-account of the Account was terminated as an investment option and funds transferred to an existing sub-account fund as follows:

                     Terminated           Funds Transferred To
                     ----------         ------------------------
              International Index Trust   International Equity
                                               Index Fund

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

1. Organization (continued)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

             500 Index Trust B                      May 2, 2005
             Active Bond Trust                      May 2, 2005
             All Asset Portfolio (                  May 3, 2004
             American Bond Trust (                October 31, 2005
             Bond Index Trust B (                   May 2, 2005
             Brandes International Equity Trust (   May 2, 2005
             Business Opportunities Trust (         May 2, 2005
             Classic Value Trust                    May 3, 2004
             Core Bond Trust (                      May 2, 2005
             Core Equity Trust                      May 3, 2004
             Frontier Capital Appreciation          May 2, 2005
             Growth & Income Trust II (             May 2, 2005
             International Equity Index Trust A (   May 2, 2005
             International Equity Index Trust B     May 3, 2004
             International Opportunities Trust      May 2, 2005
             Large Cap Trust                        May 2, 2005
             Managed Trust (                        May 2, 2005
             Mid Value Trust (                      May 2, 2005
             Money Market Trust B (                 May 2, 2005
             Overseas Equity Trust (                May 2, 2005
             Quantitative Value Trust               May 3, 2004
             Short-Term Bond Trust (                May 2, 2005
             Small Cap Trust                        May 2, 2005
             Small Cap Growth Trust (               May 2, 2005
             Small Cap Value Trust (                May 2, 2005
             Small Company Trust                    May 3, 2004
             Strategic Income Trust                 May 3, 2004
             Turner Core Growth Trust (             May 2, 2005
             U.S. Global Leaders Growth Trust       May 3, 2004
             U.S. High Yield Bond Trust (           May 2, 2005

(  Fund available in current year but not active.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                           Purchases  Sales
                                                           --------- --------
   Sub-Accounts:
      500 Index Trust Series 1                             $131,927  $104,190
      500 Index Trust B Series 0                             18,295       872
      Active Bond Trust Series 1                            340,057    26,445
      Aggressive Growth Trust Series 1                        3,525    55,039
      All Cap Core Trust Series 1                            18,275    22,635
      All Cap Growth Trust Series 1                          18,577    40,615
      All Cap Value Trust Series 1                           20,611     3,262
      American Blue Chip Income and Growth Trust Series 1    11,970     3,657
      American Growth Trust Series 1                        109,042     5,756
      American Growth-Income Trust Series 1                 265,008    82,357
      American International Trust Series 1                 132,570     5,306
      Blue Chip Growth Trust Series 1                        98,495   103,570
      Capital Appreciation Trust Series 1                     2,400     2,481
      Classic Value Trust Series 1                              345         -
      Diversified Bond Trust Series 1                        54,418   306,825
      Dynamic Growth Trust Series 1                           8,731    33,547
      Emerging Growth Trust Series 1                          1,686       325
      Emerging Small Company Trust Series 1                  21,897    14,029
      Equity-Income Trust Series 1                          120,912   173,058
      Equity Index Trust Series 1                               300    14,260

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

                                                      Purchases   Sales
                                                      ---------- --------
       Sub-Accounts:
          Financial Services Trust Series 1           $    8,653 $  4,552
          Fundamental Value Trust Series 1               161,148   38,032
          Global Trust Series 1                           51,040    9,230
          Global Allocation Trust Series 1                 5,730    3,866
          Global Bond Trust Series 1                     101,894    8,476
          Growth & Income Trust Series 1                  63,571   75,252
          Health Sciences Trust Series 1                  26,995    8,699
          High Yield Trust Series 1                       29,892   75,376
          Income & Value Trust Series 1                   25,757   25,647
          International Equity Index Trust B              59,814    2,914
          International Opportunities Trust Series 1       7,703       57
          International Small Cap Trust Series 1          52,089    6,271
          International Stock Trust Series 1              14,827   14,994
          International Value Trust Series 1             116,549   43,943
          Investment Quality Bond Trust Series 1          65,078   11,400
          Large Cap Trust Series 1                         2,724       53
          Large Cap Growth Trust Series 1                 50,182   46,548
          Large Cap Value Trust Series 1                 100,934  104,036
          Lifestyle Aggressive 1000 Trust Series 1        37,331   15,954
          Lifestyle Balanced 640 Trust Series 1          293,301   98,830
          Lifestyle Conservative 280 Trust Series 1       88,948   17,736
          Lifestyle Growth 820 Trust Series 1            811,060  100,673
          Lifestyle Moderate 460 Trust Series 1          168,660   70,297
          Mid Cap Core Trust Series 1                      1,557    1,738
          Mid Cap Index Trust Series 1                    18,981   21,442
          Mid Cap Stock Trust Series 1                    90,733   38,450
          Mid Cap Value Trust Series 1                    91,788   42,059
          Money Market Trust Series 1                  1,674,064  521,163
          Natural Resources Trust Series 1               132,240   49,807
          Overseas Trust Series 1                          3,555   66,305
          Pacific Rim Trust Series 1                      78,288    2,244
          Quantitative All Cap Trust Series 1             25,058       16
          Quantitative Mid Cap Trust Series 1             62,806    3,206
          Real Estate Securities Trust Series 1          118,001   40,352
          Real Return Bond Trust Series 1                  1,148      390

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

                                                    Purchases    Sales
                                                    ---------- ----------
      Sub-Accounts:
         Science & Technology Trust Series 1        $   32,349 $   33,803
         Small Cap Trust Series 1                          841         10
         Small Cap Index Trust Series 1                 21,956     25,299
         Small Cap Opportunities Trust Series 1         65,377      3,425
         Small Company Trust Series 1                      111         43
         Small Company Blend Trust Series 1              3,680     50,475
         Small Company Value Trust Series 1            136,207    134,208
         Special Value Trust Series 1                    8,501        668
         Strategic Bond Trust Series 1                 101,853     21,092
         Strategic Growth Trust Series 1                   914     36,133
         Strategic Income Trust Series 1                 7,929         22
         Strategic Opportunities Trust Series 1         30,717     59,323
         Strategic Value Trust Series 1                 15,061      1,347
         Total Return Trust Series 1                   114,649     28,881
         Total Stock Market Index Trust Series 1        31,120     22,591
         U.S. Global Leaders Growth Trust Series 1      12,219      2,943
         U.S. Government Securities Trust Series 1     147,220     65,014
         U.S. Large Cap Trust Series 1                  60,887     53,577
         Utilities Trust Series 1                       26,220      1,255
         Value Trust Series 1                           35,022     41,834
                                                    ---------- ----------
                                                    $6,873,973 $3,150,180
                                                    ========== ==========

5. Financial Highlights

                                                   Sub-Account
                             -------------------------------------------------------
                                                    500 Index
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      60,823     34,393     17,368      6,896         49
Units issued                    11,060     32,006     21,523     14,266      7,196
Units redeemed                  (9,541)    (5,576)    (4,498)    (3,794)      (349)
                              --------   --------   --------   --------    -------
Units, end of period            62,342     60,823     34,393     17,368      6,896
                              ========   ========   ========   ========    =======
Unit value, end of period     $  11.30   $  10.83   $   9.82   $   7.67    $  9.91
Assets, end of period         $704,129   $658,730   $337,825   $133,278    $68,304
Investment income ratio/(1)/      1.50%      0.84%      0.71%      0.00%      2.26%
Total return/(2)/                 4.29%     10.26%     28.00%    (22.53)%   (12.37)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                      Sub-Account
                                    ----------------
                                       500 Index
                                    Trust B Series 0
                                    ----------------
                                      Period Ended
                                      Dec. 31/05~
                                    ----------------
Units, beginning of period                    -
Units issued                              1,443
Units redeemed                              (65)
                                        -------
Units, end of period                      1,378
                                        =======
Unit value, end of period               $ 13.63
Assets, end of period                   $18,787
Investment income ratio/(1)/               0.00%
Total return/(2)/                          9.07%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                     Sub-Account
                                    --------------
                                     Active Bond
                                    Trust Series 1
                                    --------------
                                     Period Ended
                                     Dec. 31/05~
                                    --------------
Units, beginning of period                    -
Units issued                             27,106
Units redeemed                           (2,093)
                                       --------
Units, end of period                     25,013
                                       ========
Unit value, end of period              $  12.70
Assets, end of period                  $317,641
Investment income ratio/(1)/               0.00%
Total return/(2)/                          1.59%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ----------------------------------------------------------
                                                 Aggressive Growth
                                                   Trust Series 1
                             ----------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05/a/ Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ------------  ---------- ---------- ----------  ----------
Units, beginning of period       5,051       10,905      10,993     20,820      22,559
Units issued                       330        1,215       1,494      1,806       1,606
Units redeemed                  (5,381)      (7,069)     (1,582)   (11,633)     (3,345)
                               -------      -------    --------   --------    --------
Units, end of period                 -        5,051      10,905     10,993      20,820
                               =======      =======    ========   ========    ========
Unit value, end of period      $ 10.22      $ 10.95    $  10.02   $   7.49    $   9.98
Assets, end of period          $     0      $55,312    $109,282   $ 82,297    $207,717
Investment income ratio/(1)/      0.00%        0.00%       0.00%      0.00%       0.00%
Total return/(2)/                (6.65)%       9.26%      33.87%    (24.96)%    (25.98)%

/a/ Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                   All Cap Core
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      15,972     22,110     18,944     41,935      35,265
Units issued                     1,909      3,535      6,116      5,791      11,127
Units redeemed                  (2,518)    (9,673)    (2,950)   (28,782)     (4,457)
                              --------   --------   --------   --------    --------
Units, end of period            15,363     15,972     22,110     18,944      41,935
                              ========   ========   ========   ========    ========
Unit value, end of period     $   9.56   $   8.77   $   7.54   $   5.73    $   7.66
Assets, end of period         $146,942   $140,054   $166,666   $108,556    $321,442
Investment income ratio/(1)/      0.75%      0.39%      0.00%      0.00%       0.00%
Total return/(2)/                 9.08%     16.32%     31.55%    (25.23)%    (21.37)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 All Cap Growth
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      8,720     11,094       9,404    10,175      9,724
Units issued                    1,838      2,545       2,997     4,968      3,017
Units redeemed                 (3,934)    (4,919)     (1,307)   (5,739)    (2,566)
                              -------    -------    --------   -------    -------
Units, end of period            6,624      8,720      11,094     9,404     10,175
                              =======    =======    ========   =======    =======
Unit value, end of period     $ 11.12    $ 10.20    $   9.58   $  7.41    $  9.80
Assets, end of period         $73,666    $88,974    $106,273   $69,701    $99,760
Investment income ratio/(1)/     0.00%      0.00%       0.00%     0.00%      0.00%
Total return/(2)/                8.99%      6.52%      29.24%   (24.41)%   (23.77)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                   All Cap Value
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       7,732     22,808     24,771     11,356            -
Units issued                     1,030        256        418     18,634       11,465
Units redeemed                    (224)   (15,332)    (2,381)    (5,219)        (109)
                              --------   --------   --------   --------     --------
Units, end of period             8,538      7,732     22,808     24,771       11,356
                              ========   ========   ========   ========     ========
Unit value, end of period     $  15.44   $  14.60   $  12.59   $   9.10     $  12.61
Assets, end of period         $131,790   $112,900   $287,241   $225,471     $143,220
Investment income ratio/(1)/      0.53%      0.36%      0.08%      0.00%        0.09%
Total return/(2)/                 5.71%     15.96%     38.36%    (27.83)%       0.90%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                             -------------------------
                             American Blue Chip Income
                             and Growth Trust Series 1
                             -------------------------
                             Year Ended   Year Ended
                             Dec. 31/05  Dec. 31/04++
                             ----------- -------------
Units, beginning of period        426            -
Units issued                      698          439
Units redeemed                   (220)         (13)
                              -------       ------
Units, end of period              904          426
                              =======       ======
Unit value, end of period     $ 16.58       $15.53
Assets, end of period         $14,986       $6,621
Investment income ratio/(1)/     0.20%        0.00%
Total return/(2)/                6.76%        9.32%

++ Fund available in prior year but no activity.

                                        Sub-Account
                             ----------------------------------
                                          American
                                           Growth
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period         876       356           -
Units issued                     6,844       629         372
Units redeemed                    (344)     (109)        (16)
                              --------   -------      ------
Units, end of period             7,376       876         356
                              ========   =======      ======
Unit value, end of period     $  18.02   $ 15.57      $13.89
Assets, end of period         $132,931   $13,637      $4,942
Investment income ratio/(1)/      0.00%     0.00%       0.00%
Total return/(2)/                15.79%    12.10%      11.09%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                          American
                                       Growth-Income
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period      14,681        469          -
Units issued                    16,824     14,683        490
Units redeemed                  (5,249)      (471)       (21)
                              --------   --------     ------
Units, end of period            26,256     14,681        469
                              ========   ========     ======
Unit value, end of period     $  16.40   $  15.56     $14.15
Assets, end of period         $430,661   $228,373     $6,640
Investment income ratio/(1)/      0.52%      0.47%      0.00%
Total return/(2)/                 5.44%      9.96%     13.18%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                        Sub-Account
                             ----------------------------------
                                          American
                                       International
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period       1,042       169           -
Units issued                     6,830       934         181
Units redeemed                    (272)      (61)        (12)
                              --------   -------      ------
Units, end of period             7,600     1,042         169
                              ========   =======      ======
Unit value, end of period     $  21.86   $ 18.05      $15.19
Assets, end of period         $166,111   $18,804      $2,559
Investment income ratio/(1)/      0.27%     0.18%       0.00%
Total return/(2)/                21.07%    18.88%      21.48%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                 Blue Chip Growth
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended   Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02   Dec. 31/01
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period      55,058     44,396     30,144     16,940        2,397
Units issued                     9,424     13,515     19,258     21,518       15,928
Units redeemed                 (10,244)    (2,853)    (5,006)    (8,314)      (1,385)
                              --------   --------   --------   --------     --------
Units, end of period            54,238     55,058     44,396     30,144       16,940
                              ========   ========   ========   ========     ========
Unit value, end of period     $  10.93   $  10.35   $   9.49   $   7.35     $   9.70
Assets, end of period         $592,796   $569,861   $421,441   $221,532     $164,347
Investment income ratio/(1)/      0.40%      0.11%      0.04%      0.00%        0.00%
Total return/(2)/                 5.60%      9.03%     29.16%    (24.26)%     (14.60)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                      Capital
                                                   Appreciation
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       1,150        602        325          -            -
Units issued                       199        595        333        352          478
Units redeemed                    (221)       (47)       (56)       (27)        (478)
                              --------   --------   --------   --------     --------
Units, end of period             1,128      1,150        602        325            -
                              ========   ========   ========   ========     ========
Unit value, end of period     $  12.43   $  10.90   $   9.97   $   7.70     $   0.00
Assets, end of period         $ 14,011   $ 12,533   $  6,007   $  2,502     $      0
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%        0.00%
Total return/(2)/                13.99%      9.33%     29.47%    (30.61)%       0.00%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                     Sub-Account
                                    --------------
                                    Classic Value
                                    Trust Series 1
                                    --------------
                                     Period Ended
                                     Dec. 31/05~
                                    --------------
Units, beginning of period                   -
Units issued                                23
Units redeemed                               -
                                        ------
Units, end of period                        23
                                        ======
Unit value, end of period               $15.22
Assets, end of period                   $  349
Investment income ratio/(1)/              1.20%
Total return/(2)/                         9.42%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                 Diversified Bond
                                                  Trust Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/b/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       19,043       22,195     18,470     26,609     31,136
Units issued                      3,064       10,513      8,718     10,860        306
Units redeemed                  (22,107)     (13,665)    (4,993)   (18,999)    (4,833)
                               --------     --------   --------   --------   --------
Units, end of period                  -       19,043     22,195     18,470     26,609
                               ========     ========   ========   ========   ========
Unit value, end of period      $  13.88     $  13.80   $  13.29   $  12.71   $  11.81
Assets, end of period          $      0     $262,869   $295,027   $234,712   $314,222
Investment income ratio/(1)/       4.08%        4.15%      4.33%      4.60%      5.66%
Total return/(2)/                  0.57%        3.85%      4.60%      7.61%      7.09%

/b/ Terminated as an investment option and funds transferred to Active Bond
    Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Dynamic Growth
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period     15,366      56,383     11,187     7,054      3,333
Units issued                    1,666       4,592     48,352     5,737      5,773
Units redeemed                 (6,423)    (45,609)    (3,156)   (1,604)    (2,052)
                              -------    --------   --------   -------    -------
Units, end of period           10,609      15,366     56,383    11,187      7,054
                              =======    ========   ========   =======    =======
Unit value, end of period     $  5.45    $   4.85   $   4.41   $  3.42    $  4.77
Assets, end of period         $57,773    $ 74,472   $248,532   $38,219    $33,636
Investment income ratio/(1)/     0.00%       0.00%      0.00%     0.00%      0.18%
Total return/(2)/               12.40%      10.01%     29.04%   (28.36)%   (40.24)%

                                        Sub-Account
                             ----------------------------------
                                      Emerging Growth
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        192         31           -
Units issued                       97        174          31
Units redeemed                    (19)       (13)          -
                               ------     ------      ------
Units, end of period              270        192          31
                               ======     ======      ======
Unit value, end of period      $18.82     $17.48      $16.35
Assets, end of period          $5,087     $3,358      $  507
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                7.65%      6.90%      30.84%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Emerging Small
                                                     Company
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period       3,347      5,076      4,723      8,455       8,705
Units issued                     1,469      1,042      1,128        958       1,178
Units redeemed                    (998)    (2,771)      (775)    (4,690)     (1,428)
                              --------   --------   --------   --------    --------
Units, end of period             3,818      3,347      5,076      4,723       8,455
                              ========   ========   ========   ========    ========
Unit value, end of period     $  15.01   $  14.29   $  12.82   $   9.17    $  12.96
Assets, end of period         $ 57,331   $ 47,846   $ 65,061   $ 43,321    $109,547
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%       0.00%
Total return/(2)/                 5.05%     11.51%     39.73%    (29.20)%    (22.24)%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Equity-Income
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      30,571     23,364     23,882      7,078         644
Units issued                     7,052     16,065     22,005     26,518       7,645
Units redeemed                 (11,913)    (8,858)   (22,523)    (9,714)     (1,211)
                              --------   --------   --------   --------    --------
Units, end of period            25,710     30,571     23,364     23,882       7,078
                              ========   ========   ========   ========    ========
Unit value, end of period     $  14.96   $  14.40   $  12.54   $   9.99    $  11.52
Assets, end of period         $384,717   $440,193   $293,022   $238,524    $ 81,523
Investment income ratio/(1)/      1.21%      1.14%      1.39%      1.40%       0.44%
Total return/(2)/                 3.92%     14.81%     25.58%    (13.28)%      1.29%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                   Equity Index
                                                  Trust Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/c/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       1,459        1,050      1,221        926        653
Units issued                         -          578         74        556        493
Units redeemed                  (1,459)        (169)      (245)      (261)      (220)
                               -------      -------     ------    -------    -------
Units, end of period                 -        1,459      1,050      1,221        926
                               =======      =======     ======    =======    =======
Unit value, end of period      $  9.76      $ 10.18     $ 9.21    $  7.18    $  9.24
Assets, end of period          $     -      $14,850     $9,676    $ 8,770    $ 8,561
Investment income ratio/(1)/      2.13%        0.92%      1.43%      0.82%      0.71%
Total return/(2)/                (4.07)%      10.48%     28.27%    (22.30)%   (12.26)%

/c/ Terminated as an investment option and funds transferred to 500 Index Trust
    B on May 2, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                Financial Services
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period       6,538     4,277        632        264           -
Units issued                       590     2,661      3,851        455         283
Units redeemed                    (319)     (400)      (206)       (87)        (19)
                              --------   -------    -------    -------      ------
Units, end of period             6,809     6,538      4,277        632         264
                              ========   =======    =======    =======      ======
Unit value, end of period     $  15.46   $ 14.09    $ 12.76    $  9.55      $11.63
Assets, end of period         $105,283   $92,098    $54,574    $ 6,038      $3,069
Investment income ratio/(1)/      0.37%     0.37%      0.05%      0.00%       0.11%
Total return/(2)/                 9.78%    10.38%     33.58%    (17.88)%     (6.93)%

* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                Fundamental Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      11,529      8,641      4,281       383           -
Units issued                    11,202      4,284      6,091     4,334         387
Units redeemed                  (2,599)    (1,396)    (1,731)     (436)         (4)
                              --------   --------   --------   -------      ------
Units, end of period            20,132     11,529      8,641     4,281         383
                              ========   ========   ========   =======      ======
Unit value, end of period     $  15.53   $  14.27   $  12.76   $  9.83      $11.73
Assets, end of period         $312,615   $164,493   $110,274   $42,078      $4,491
Investment income ratio/(1)/      0.32%      0.47%      0.19%     0.04%       0.00%
Total return/(2)/                 8.85%     11.80%     29.83%   (16.20)%     (6.16)%

--------
* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Global Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      10,170      7,868      6,705    12,768      12,777
Units issued                     4,290      2,852     13,942     2,163       3,219
Units redeemed                    (800)      (550)   (12,779)   (8,226)     (3,228)
                              --------   --------   --------   -------    --------
Units, end of period            13,660     10,170      7,868     6,705      12,768
                              ========   ========   ========   =======    ========
Unit value, end of period     $  12.39   $  11.19   $   9.75   $  7.65    $   9.46
Assets, end of period         $169,295   $113,832   $ 76,744   $51,310    $120,802
Investment income ratio/(1)/      1.17%      1.62%      0.48%     1.44%       2.62%
Total return/(2)/                10.72%     14.75%     27.46%   (19.11)%    (16.09)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                              Sub-Account
                             ---------------------------------------------
                                           Global Allocation
                                            Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      3,470      2,732        848           -
Units issued                      452        928      1,997         918
Units redeemed                   (325)      (190)      (113)        (70)
                              -------    -------    -------     -------
Units, end of period            3,597      3,470      2,732         848
                              =======    =======    =======     =======
Unit value, end of period     $ 12.18    $ 11.47    $ 10.18     $  8.05
Assets, end of period         $43,823    $39,805    $27,793     $ 6,825
Investment income ratio/(1)/     0.93%      0.98%      0.22%       0.00%
Total return/(2)/                6.20%     12.73%     26.43%     (23.21)%

++ Fund available in prior year but no activity.

                                                   Sub-Account
                             -------------------------------------------------------
                                                   Global Bond
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ----------  ---------- ---------- ---------- ----------
Units, beginning of period      10,497       2,551       308         24         -
Units issued                     6,724       8,329     3,520        318        30
Units redeemed                    (605)       (383)   (1,277)       (34)       (6)
                              --------    --------   -------     ------     -----
Units, end of period            16,616      10,497     2,551        308        24
                              ========    ========   =======     ======     =====
Unit value, end of period     $  13.60    $  14.56   $ 13.21     $11.44     $9.53
Assets, end of period         $226,054    $152,809   $33,688     $3,526     $ 229
Investment income ratio/(1)/      4.02%       1.92%     1.86%      0.00%     0.00%
Total return/(2)/                (6.54)%     10.24%    15.40%     20.12%     0.53%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                  Growth & Income
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended   Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02   Dec. 31/01
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period      54,972     66,744     62,157     48,091       44,117
Units issued                     4,715      6,641     11,273     46,527       11,249
Units redeemed                  (7,854)   (18,413)    (6,686)   (32,461)      (7,275)
                              --------   --------   --------   --------     --------
Units, end of period            51,833     54,972     66,744     62,157       48,091
                              ========   ========   ========   ========     ========
Unit value, end of period     $   9.81   $   9.61   $   9.00   $   7.11     $   9.40
Assets, end of period         $508,201   $528,253   $600,702   $441,927     $451,836
Investment income ratio/(1)/      1.37%      0.83%      0.93%      0.57%        0.41%
Total return/(2)/                 2.03%      6.77%     26.59%    (24.33)%     (11.28)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                  Health Sciences
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       7,240      6,320      4,548      3,544            -
Units issued                     1,182      1,376      2,304      5,105        3,551
Units redeemed                    (557)      (456)      (532)    (4,101)          (7)
                              --------   --------   --------   --------     --------
Units, end of period             7,865      7,240      6,320      4,548        3,544
                              ========   ========   ========   ========     ========
Unit value, end of period     $  17.43   $  15.48   $  13.42   $   9.85     $  13.54
Assets, end of period         $137,096   $112,026   $ 84,810   $ 44,812     $ 47,988
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%        0.00%
Total return/(2)/                12.64%     15.31%     36.22%    (27.24)%       8.32%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -------------------------------------------------------
                                                   High Yield
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      15,031     21,088     17,585      5,731        292
Units issued                     1,853      5,217     22,865     12,717      5,555
Units redeemed                  (6,293)   (11,274)   (19,362)      (863)      (116)
                              --------   --------   --------   --------    -------
Units, end of period            10,591     15,031     21,088     17,585      5,731
                              ========   ========   ========   ========    =======
Unit value, end of period     $  12.31   $  11.88   $  10.69   $   8.59    $  9.23
Assets, end of period         $130,490   $178,566   $225,553   $151,141    $52,896
Investment income ratio/(1)/      5.47%      5.11%      5.29%      6.26%      4.88%
Total return/(2)/                 3.69%     11.06%     24.41%     (6.87)%    (5.48)%

                                                   Sub-Account
                             -------------------------------------------------------
                                                 Income & Value
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      11,677      7,571      6,278        521          -
Units issued                     1,768      5,225      2,022      6,261        556
Units redeemed                  (1,957)    (1,119)      (729)      (504)       (35)
                              --------   --------   --------   --------    -------
Units, end of period            11,488     11,677      7,571      6,278        521
                              ========   ========   ========   ========    =======
Unit value, end of period     $  13.60   $  12.92   $  12.00   $   9.49    $ 11.29
Assets, end of period         $156,202   $150,894   $ 90,892   $ 59,584    $ 5,883
Investment income ratio/(1)/      1.60%      0.98%      1.85%      2.16%      0.00%
Total return/(2)/                 5.22%      7.65%     26.48%    (15.93)%     0.98%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                          Sub-Account
                                    ----------------------
                                     International Equity
                                         Index Trust B
                                           Series 1
                                    ----------------------
                                    Year Ended Period Ended
                                    Dec. 31/05 Dec. 31/04##
                                    ---------- ------------
Units, beginning of period              2,431          -
Units issued                            3,675      2,492
Units redeemed                           (188)       (61)
                                     --------    -------
Units, end of period                    5,918      2,431
                                     ========    =======
Unit value, end of period            $  17.26    $ 14.81
Assets, end of period                $102,169    $35,999
Investment income ratio/(1)/             0.58%      0.51%
Total return/(2)/                       16.61%     18.44%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                            Sub-Account
                                           --------------
                                           International
                                           Opportunities
                                           Trust Series 1
                                           --------------
                                            Period Ended
                                            Dec. 31/05~
                                           --------------
Units, beginning of period                          -
Units issued                                      551
Units redeemed                                     (4)
                                               ------
Units, end of period                              547
                                               ======
Unit value, end of period                      $15.53
Assets, end of period                          $8,493
Investment income ratio/(1)/                     0.00%
Total return/(2)/                               24.24%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ----------------------------------------------------
                                                 International
                                                   Small Cap
                                                 Trust Series 1
                             ----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       3,671     5,539      5,297      9,696      9,624
Units issued                     3,625     1,251      1,057        733      1,694
Units redeemed                    (435)   (3,119)      (815)    (5,132)    (1,622)
                              --------   -------    -------    -------    -------
Units, end of period             6,861     3,671      5,539      5,297      9,696
                              ========   =======    =======    =======    =======
Unit value, end of period     $  15.16   $ 13.77    $ 11.37    $  7.34    $  8.81
Assets, end of period         $103,993   $50,538    $62,981    $38,874    $85,451
Investment income ratio/(1)/      0.79%     0.09%      0.00%      0.00%      0.00%
Total return/(2)/                10.10%    21.07%     54.95%    (16.73)%   (31.10)%

                                                   Sub-Account
                             -----------------------------------------------------
                                               International Stock
                                                 Trust Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      6,294      8,503      8,214     13,999      14,599
Units issued                    1,468      1,831      1,662      1,944       1,882
Units redeemed                 (1,502)    (4,040)    (1,373)    (7,729)     (2,482)
                              -------    -------    -------    -------    --------
Units, end of period            6,260      6,294      8,503      8,214      13,999
                              =======    =======    =======    =======    ========
Unit value, end of period     $ 11.24    $  9.69    $  8.39    $  6.44    $   8.22
Assets, end of period         $70,365    $61,015    $71,313    $52,879    $115,070
Investment income ratio/(1)/     0.71%      0.66%      0.48%      0.51%       0.20%
Total return/(2)/               15.94%     15.60%     30.27%    (21.69)%    (21.54)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                              International Value
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       9,724      3,385     1,222        745        158
Units issued                     7,069      7,075     2,769      1,089        706
Units redeemed                  (2,751)      (736)     (606)      (612)      (119)
                              --------   --------   -------    -------     ------
Units, end of period            14,042      9,724     3,385      1,222        745
                              ========   ========   =======    =======     ======
Unit value, end of period     $  17.48   $  15.81   $ 13.01    $  8.98     $10.93
Assets, end of period         $245,465   $153,774   $44,038    $10,979     $8,148
Investment income ratio/(1)/      0.86%      1.09%     0.69%      0.68%      0.76%
Total return/(2)/                10.54%     21.55%    44.87%    (17.84)%    (9.97)%

                                                  Sub-Account
                             ------------------------------------------------------
                                               Investment Quality
                                              Bond Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      22,899     26,345     18,344      5,368        29
Units issued                     3,205      6,592     21,208     14,458     5,471
Units redeemed                    (784)   (10,038)   (13,207)    (1,482)     (132)
                              --------   --------   --------   --------   -------
Units, end of period            25,320     22,899     26,345     18,344     5,368
                              ========   ========   ========   ========   =======
Unit value, end of period     $  14.67   $  14.35   $  13.69   $  12.76   $ 11.61
Assets, end of period         $371,559   $328,600   $360,700   $234,021   $62,300
Investment income ratio/(1)/      5.46%      5.87%      4.53%      4.72%     0.42%
Total return/(2)/                 2.26%      4.81%      7.32%      9.94%     7.33%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                                  --------------
                                    Large Cap
                                  Trust Series 1
                                  --------------
                                   Period Ended
                                   Dec. 31/05~
                                  --------------
Units, beginning of period                 -
Units issued                             202
Units redeemed                            (4)
                                      ------
Units, end of period                     198
                                      ======
Unit value, end of period             $13.96
Assets, end of period                 $2,765
Investment income ratio/(1)/            0.00%
Total return/(2)/                      11.70%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                    Large Cap
                                                      Growth
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      20,747     20,834     24,655     29,100      28,570
Units issued                     5,642      8,615     27,739     23,497       5,346
Units redeemed                  (5,401)    (8,702)   (31,560)   (27,942)     (4,816)
                              --------   --------   --------   --------    --------
Units, end of period            20,988     20,747     20,834     24,655      29,100
                              ========   ========   ========   ========    ========
Unit value, end of period     $   8.82   $   8.80   $   8.28   $   6.61    $   8.57
Assets, end of period         $185,058   $182,491   $172,590   $162,977    $249,260
Investment income ratio/(1)/      0.74%      0.25%      0.26%      0.43%       0.00%
Total return/(2)/                 0.24%      6.18%     25.33%    (22.83)%    (17.81)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                      Large Cap Value
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period      4,272      2,868           -
Units issued                    4,868      1,737       2,893
Units redeemed                 (5,197)      (333)        (25)
                              -------    -------     -------
Units, end of period            3,943      4,272       2,868
                              =======    =======     =======
Unit value, end of period     $ 22.44    $ 19.43     $ 15.96
Assets, end of period         $88,500    $83,020     $45,759
Investment income ratio/(1)/     0.00%      0.82%       0.00%
Total return/(2)/               15.48%     21.80%      27.65%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                              Sub-Account
                             ---------------------------------------------
                                         Lifestyle Aggressive
                                          1000 Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      4,195      1,349      1,202           -
Units issued                    2,974      3,203        325       2,474
Units redeemed                 (1,389)      (357)      (178)     (1,272)
                              -------    -------    -------     -------
Units, end of period            5,780      4,195      1,349       1,202
                              =======    =======    =======     =======
Unit value, end of period     $ 12.70    $ 11.48    $  9.89     $  7.33
Assets, end of period         $73,397    $48,151    $13,337     $ 8,814
Investment income ratio/(1)/     1.49%      0.51%      0.41%       0.37%
Total return/(2)/               10.64%     16.06%     34.90%     (20.71)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                               Sub-Account
                             -----------------------------------------------
                                           Lifestyle Balanced
                                           640 Trust Series 1
                             -----------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04  Dec. 31/03 Dec. 31/02++
                             ----------  ----------  ---------- ------------
Units, beginning of period      262,614      24,690      1,252          -
Units issued                      6,625     243,586     24,089      1,392
Units redeemed                   (7,108)     (5,662)      (651)      (140)
                             ----------  ----------   --------    -------
Units, end of period            262,131     262,614     24,690      1,252
                             ==========  ==========   ========    =======
Unit value, end of period    $    14.67  $    13.73   $  12.09    $  9.76
Assets, end of period        $3,845,203  $3,604,203   $298,594    $12,212
Investment income ratio/(1)/       3.89%       2.78%      0.54%      0.55%
Total return/(2)/                  6.88%      13.50%     23.97%     (9.95)%

++ Fund available in prior year but no activity.

                                        Sub-Account
                             ----------------------------------
                                 Lifestyle Conservative 280
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03++
                             ---------- ---------- ------------
Units, beginning of period      17,371     12,746           -
Units issued                     4,786      7,454      13,441
Units redeemed                  (1,240)    (2,829)       (695)
                              --------   --------    --------
Units, end of period            20,917     17,371      12,746
                              ========   ========    ========
Unit value, end of period     $  14.60   $  14.19    $  13.07
Assets, end of period         $305,372   $246,488    $166,561
Investment income ratio/(1)/      4.75%      2.74%       0.69%
Total return/(2)/                 2.88%      8.60%      11.55%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                 Lifestyle Growth
                                                     820 Trust
                                                     Series 1
                             ---------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01++
                             ----------  ---------- ---------- ---------- ------------
Units, beginning of period       29,479      8,740     5,150      5,603           -
Units issued                     61,289     21,893     4,394      5,434       5,923
Units redeemed                   (7,850)    (1,154)     (804)    (5,887)       (320)
                             ----------   --------   -------    -------     -------
Units, end of period             82,918     29,479     8,740      5,150       5,603
                             ==========   ========   =======    =======     =======
Unit value, end of period    $    13.73   $  12.63   $ 11.02    $  8.51     $ 10.11
Assets, end of period        $1,138,146   $372,374   $96,340    $43,822     $56,645
Investment income ratio/(1)/       1.73%      1.12%     1.04%      2.28%       0.00%
Total return/(2)/                  8.66%     14.59%    29.56%    (15.85)%     (8.97)%

++ Fund available in prior year but no activity.

                                              Sub-Account
                             ---------------------------------------------
                                          Lifestyle Moderate
                                          460 Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      37,194        415       210           -
Units issued                     9,679     36,972       221         223
Units redeemed                  (5,105)      (193)      (16)        (13)
                              --------   --------    ------      ------
Units, end of period            41,768     37,194       415         210
                              ========   ========    ======      ======
Unit value, end of period     $  14.36   $  13.79    $12.42      $10.54
Assets, end of period         $599,926   $512,934    $5,151      $2,218
Investment income ratio/(1)/      3.84%      0.31%     2.51%       1.73%
Total return/(2)/                 4.15%     11.04%    17.83%      (4.04)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                        Mid Cap Core
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        525        425           -
Units issued                       43        397         466
Units redeemed                    (98)      (297)        (41)
                               ------     ------      ------
Units, end of period              470        525         425
                               ======     ======      ======
Unit value, end of period      $18.59     $17.51      $15.32
Assets, end of period          $8,747     $9,194      $6,514
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                6.18%     14.31%      22.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Mid Cap Index
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       7,308      6,580     4,729      2,395        130
Units issued                       772      2,332     2,485      3,555      2,356
Units redeemed                  (1,198)    (1,604)     (634)    (1,221)       (91)
                              --------   --------   -------    -------    -------
Units, end of period             6,882      7,308     6,580      4,729      2,395
                              ========   ========   =======    =======    =======
Unit value, end of period     $  19.49   $  17.40   $ 15.02    $ 11.17    $ 13.16
Assets, end of period         $134,160   $127,175   $98,861    $52,805    $31,519
Investment income ratio/(1)/      0.51%      0.40%     0.00%      0.58%      2.08%
Total return/(2)/                12.02%     15.83%    34.56%    (15.16)%    (1.73)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Mid Cap Stock
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      12,772      9,217      3,507     2,429       1,131
Units issued                     6,339      5,182      6,796     1,590       1,499
Units redeemed                  (2,761)    (1,627)    (1,086)     (512)       (201)
                              --------   --------   --------   -------     -------
Units, end of period            16,350     12,772      9,217     3,507       2,429
                              ========   ========   ========   =======     =======
Unit value, end of period     $  16.19   $  14.13   $  11.87   $  8.34     $ 10.77
Assets, end of period         $264,686   $180,462   $109,402   $29,246     $26,164
Investment income ratio/(1)/      0.00%      0.00%      0.00%     0.00%       0.00%
Total return/(2)/                14.57%     19.04%     42.33%   (22.56)%    (10.99)%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Mid Cap Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period       9,740      6,181      4,035       264           -
Units issued                     4,457      4,382      3,223     4,069         295
Units redeemed                  (2,182)      (823)    (1,077)     (298)        (31)
                              --------   --------   --------   -------     -------
Units, end of period            12,015      9,740      6,181     4,035         264
                              ========   ========   ========   =======     =======
Unit value, end of period     $  19.83   $  18.36   $  14.75   $ 11.77     $ 13.09
Assets, end of period         $238,230   $178,816   $ 91,171   $47,482     $ 3,450
Investment income ratio/(1)/      0.39%      0.50%      0.33%     0.00%       0.49%
Total return/(2)/                 8.00%     24.46%     25.36%   (10.11)%      4.72%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ----------------------------------------------------------
                                                    Money Market
                                                   Trust Series 1
                             ----------------------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                             ----------  ----------  ----------  ----------  ----------
Units, beginning of period      189,654     185,160     178,513      64,557     20,792
Units issued                    134,353     464,096     121,129     191,003     63,217
Units redeemed                  (43,806)   (459,602)   (114,482)    (77,047)   (19,452)
                             ----------  ----------  ----------  ----------   --------
Units, end of period            280,201     189,654     185,160     178,513     64,557
                             ==========  ==========  ==========  ==========   ========
Unit value, end of period    $    12.08  $    11.76  $    11.67  $    11.60   $  11.46
Assets, end of period        $3,384,034  $2,231,134  $2,160,560  $2,070,945   $739,983
Investment income ratio/(1)/       2.68%       0.76%       0.58%       1.18%      3.59%
Total return/(2)/                  2.67%       0.76%       0.58%       1.18%      3.59%

                                          Sub-Account
                                    -----------------------
                                       Natural Resources
                                        Trust Series 1
                                    -----------------------
                                    Year Ended  Year Ended
                                    Dec. 31/05 Dec. 31/04++
                                    ---------- ------------
Units, beginning of period                563          -
Units issued                            4,918        578
Units redeemed                         (1,802)       (15)
                                     --------    -------
Units, end of period                    3,679        563
                                     ========    =======
Unit value, end of period            $  32.84    $ 22.38
Assets, end of period                $120,819    $12,594
Investment income ratio/(1)/             0.00%      0.01%
Total return/(2)/                       46.78%     24.31%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Overseas Trust
                                                     Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/d/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       5,910        3,495      3,635      2,812      1,256
Units issued                       310        2,871      1,498      1,874      2,032
Units redeemed                  (6,220)        (456)    (1,638)    (1,051)      (476)
                               -------      -------    -------    -------    -------
Units, end of period                 -        5,910      3,495      3,635      2,812
                               =======      =======    =======    =======    =======
Unit value, end of period      $ 10.55      $ 10.84    $  9.70    $  6.74    $  8.58
Assets, end of period          $     -      $64,054    $33,884    $24,503    $24,152
Investment income ratio/(1)/      0.37%        0.32%      0.46%      0.45%      0.23%
Total return/(2)/                (2.69)%      11.79%     43.84%    (21.44)%   (21.09)%

/d/ Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Pacific Rim
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period         698     1,575      1,138         77         44
Units issued                     5,229        84        800      1,100         47
Units redeemed                    (144)     (961)      (363)       (39)       (14)
                              --------    ------    -------    -------    -------
Units, end of period             5,783       698      1,575      1,138         77
                              ========    ======    =======    =======    =======
Unit value, end of period     $  17.60    $14.00    $ 11.98    $  8.51    $  9.73
Assets, end of period         $101,817    $9,774    $18,867    $ 9,682    $   753
Investment income ratio/(1)/      0.21%     0.71%      0.11%      0.04%      0.29%
Total return/(2)/                25.75%    16.89%     40.70%    (12.53)%   (18.57)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                             -----------------------
                              Quantitative All Cap
                                 Trust Series 1
                             -----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04##
                             ---------- ------------
Units, beginning of period          2           -
Units issued                    1,202           3
Units redeemed                     (1)         (1)
                              -------      ------
Units, end of period            1,203           2
                              =======      ======
Unit value, end of period     $ 19.42      $17.88
Assets, end of period         $23,366      $   42
Investment income ratio/(1)/    25.57%       0.74%
Total return/(2)/                8.58%      14.91%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                 Sub-Account
                                ---------------------------------------------
                                              Quantitative Mid
                                             Cap Trust Series 1
                                ---------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                ---------- ---------- ---------- ------------
   Units, beginning of period      1,498        470          1           -
   Units issued                    4,504      1,086        551           8
   Units redeemed                   (230)       (58)       (82)         (7)
                                 -------    -------     ------     -------
   Units, end of period            5,772      1,498        470           1
                                 =======    =======     ======     =======
   Unit value, end of period     $ 14.68    $ 12.92     $10.93     $  7.89
   Assets, end of period         $84,728    $19,350     $5,133     $     5
   Investment income ratio/(1)/     0.00%      0.00%      0.00%       0.00%
   Total return/(2)/               13.62%     18.21%     38.53%     (22.65)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Real Estate
                                                   Securities
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      11,870     10,506      9,703        561       231
Units issued                     3,175      2,018      1,436      9,389       385
Units redeemed                  (1,743)      (654)      (633)      (247)      (55)
                              --------   --------   --------   --------    ------
Units, end of period            13,302     11,870     10,506      9,703       561
                              ========   ========   ========   ========    ======
Unit value, end of period     $  25.01   $  22.36   $  16.94   $  12.17    $11.86
Assets, end of period         $332,703   $265,430   $177,934   $118,093    $6,654
Investment income ratio/(1)/      1.82%      2.24%      2.59%      3.30%     1.91%
Total return/(2)/                11.85%     32.04%     39.14%      2.58%     3.15%

                                   Sub-Account
                             -----------------------
                                   Real Return
                                   Bond Trust
                                    Series 1
                             -----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04++
                             ---------- ------------
Units, beginning of period        476           -
Units issued                       57         515
Units redeemed                    (27)        (39)
                               ------      ------
Units, end of period              506         476
                               ======      ======
Unit value, end of period      $14.50      $14.30
Assets, end of period          $7,342      $6,804
Investment income ratio/(1)/     0.00%       0.00%
Total return/(2)/                1.43%       9.07%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -----------------------------------------------------
                                                    Science &
                                                Technology Trust
                                                    Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      31,376     28,158     18,018    17,279      12,290
Units issued                     5,025     10,282     13,615     7,923       7,023
Units redeemed                  (5,173)    (7,064)    (3,475)   (7,184)     (2,034)
                              --------   --------   --------   -------    --------
Units, end of period            31,228     31,376     28,158    18,018      17,279
                              ========   ========   ========   =======    ========
Unit value, end of period     $   6.79   $   6.65   $   6.59   $  4.38    $   7.40
Assets, end of period         $211,989   $208,647   $185,631   $78,981    $127,852
Investment income ratio/(1)/      0.00%      0.00%      0.00%     0.00%       0.00%
Total return/(2)/                 2.09%      0.86%     50.37%   (40.76)%    (41.25)%

                              Sub-Account
                             --------------
                               Small Cap
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                         59
Units redeemed                       (1)
                                 ------
Units, end of period                 58
                                 ======
Unit value, end of period        $14.30
Assets, end of period            $  834
Investment income ratio/(1)/       0.00%
Total return/(2)/                 14.40%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             -----------------------------------------------------
                                                Small Cap Index
                                                 Trust Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       8,085      5,923     3,031        781          -
Units issued                     1,086      2,774     3,398      3,616        826
Units redeemed                  (1,646)      (612)     (506)    (1,366)       (45)
                              --------   --------   -------    -------     ------
Units, end of period             7,525      8,085     5,923      3,031        781
                              ========   ========   =======    =======     ======
Unit value, end of period     $  16.58   $  15.96   $ 13.60    $  9.33     $11.88
Assets, end of period         $124,730   $129,001   $80,546    $28,276     $9,282
Investment income ratio/(1)/      0.50%      0.29%     0.00%      1.13%      7.07%
Total return/(2)/                 3.89%     17.33%    45.79%    (21.47)%     1.41%

                                   Sub-Account
                             ----------------------
                             Small Cap Opportunities
                                 Trust Series 1
                             ----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04++
                             ---------- ------------
Units, beginning of period        116           -
Units issued                    3,145         131
Units redeemed                   (151)        (15)
                              -------      ------
Units, end of period            3,110         116
                              =======      ======
Unit value, end of period     $ 23.72      $22.01
Assets, end of period         $73,778      $2,557
Investment income ratio/(1)/     0.00%       0.00%
Total return/(2)/                7.77%      25.78%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                              Sub-Account
                             --------------
                             Small Company
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                          7
Units redeemed                       (3)
                                 ------
Units, end of period                  4
                                 ======
Unit value, end of period        $16.18
Assets, end of period            $   71
Investment income ratio/(1)/       0.00%
Total return/(2)/                  6.32%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Small Company
                                                   Blend Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05e Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ----------- ---------- ---------- ---------- ----------
Units, beginning of period       3,785      3,932      2,284        954        164
Units issued                       277      1,403      2,100      1,689        916
Units redeemed                  (4,062)    (1,550)      (452)      (359)      (126)
                               -------    -------    -------    -------    -------
Units, end of period                 -      3,785      3,932      2,284        954
                               =======    =======    =======    =======    =======
Unit value, end of period      $ 12.41    $ 14.05    $ 13.11    $  9.38    $ 12.60
Assets, end of period          $     0    $53,182    $51,537    $21,431    $12,026
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.14%      0.00%
Total return/(2)/               (11.71)%     7.19%     39.71%    (25.55)%    (2.30)%

e Terminated as an investment option and funds transferred to Small Cap
  Opportunities Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Small Company
                                                   Value Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      21,728     16,417     14,054      8,232        388
Units issued                     6,661      6,333      3,851     11,127      8,141
Units redeemed                  (6,652)    (1,022)    (1,488)    (5,305)      (297)
                              --------   --------   --------   --------    -------
Units, end of period            21,737     21,728     16,417     14,054      8,232
                              ========   ========   ========   ========    =======
Unit value, end of period     $  20.41   $  19.07   $  15.23   $  11.40    $ 12.11
Assets, end of period         $443,639   $414,315   $250,055   $160,148    $99,712
Investment income ratio/(1)/      0.25%      0.15%      0.40%      0.26%      0.10%
Total return/(2)/                 7.04%     25.20%     33.66%     (5.93)%     6.54%

                                        Sub-Account
                             ----------------------------------
                                       Special Value
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        356        130           -
Units issued                      430        261         140
Units redeemed                    (35)       (35)        (10)
                              -------     ------      ------
Units, end of period              751        356         130
                              =======     ======      ======
Unit value, end of period     $ 20.08     $19.01      $15.82
Assets, end of period         $15,085     $6,767      $2,051
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                5.61%     20.18%      26.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Strategic Bond
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      12,259     19,097     12,505     27,510     30,987
Units issued                     6,199      3,903      8,888      1,544      1,113
Units redeemed                  (1,359)   (10,741)    (2,296)   (16,549)    (4,590)
                              --------   --------   --------   --------   --------
Units, end of period            17,099     12,259     19,097     12,505     27,510
                              ========   ========   ========   ========   ========
Unit value, end of period     $  15.72   $  15.30   $  14.35   $  12.68   $  11.64
Assets, end of period         $268,725   $187,609   $273,992   $158,608   $320,278
Investment income ratio/(1)/      2.67%      3.18%      3.49%      8.90%      7.65%
Total return/(2)/                 2.70%      6.67%     13.11%      8.96%      6.24%

                                              Sub-Account
                             ----------------------------------------------
                                            Strategic Growth
                                             Trust Series 1
                             ----------------------------------------------
                             Year Ended  Year Ended Year Ended  Year Ended
                             Dec. 31/05f Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ----------- ---------- ---------- ------------
Units, beginning of period       3,424      2,259        387           -
Units issued                        67      1,294      1,940         432
Units redeemed                  (3,491)      (129)       (68)        (45)
                               -------    -------    -------     -------
Units, end of period                 -      3,424      2,259         387
                               =======    =======    =======     =======
Unit value, end of period      $ 10.13    $ 10.72    $ 10.06     $  7.93
Assets, end of period          $     0    $36,710    $22,727     $ 3,069
Investment income ratio/(1)/      0.00%      0.00%      0.00%       0.00%
Total return/(2)/                (5.46)%     6.56%     26.86%     (28.04)%

++ Fund available in prior year but no activity.
f Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                               Sub-Account
                             ----------------
                             Strategic Income
                              Trust Series 1
                             ----------------
                               Period Ended
                               Dec. 31/05~
                             ----------------
Units, beginning of period             -
Units issued                         549
Units redeemed                        (2)
                                  ------
Units, end of period                 547
                                  ======
Unit value, end of period         $13.93
Assets, end of period             $7,623
Investment income ratio/(1)/       71.07%
Total return/(2)/                   2.28%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                    Strategic
                                                  Opportunities
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      22,947     25,730     20,172     19,278      15,842
Units issued                     3,493      7,213      7,878      9,797       5,966
Units redeemed                  (6,716)    (9,996)    (2,320)    (8,903)     (2,530)
                              --------   --------   --------   --------    --------
Units, end of period            19,724     22,947     25,730     20,172      19,278
                              ========   ========   ========   ========    ========
Unit value, end of period     $   9.41   $   8.58   $   7.64   $   6.07    $   9.91
Assets, end of period         $185,673   $196,867   $196,542   $122,446    $191,095
Investment income ratio/(1)/      0.44%      0.08%      0.00%      0.00%       0.48%
Total return/(2)/                 9.74%     12.31%     25.83%    (38.77)%    (15.25)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                 Strategic Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      1,052        846        611         90           -
Units issued                    1,156        333        578        667         111
Units redeemed                   (117)      (127)      (343)      (146)        (21)
                              -------    -------     ------    -------     -------
Units, end of period            2,091      1,052        846        611          90
                              =======    =======     ======    =======     =======
Unit value, end of period     $ 11.80    $ 11.84     $10.03    $  7.79     $ 10.70
Assets, end of period         $24,679    $12,448     $8,487    $ 4,758     $   966
Investment income ratio/(1)/     0.70%      0.34%      0.02%      0.00%       0.00%
Total return/(2)/               (0.30)%    17.98%     28.77%    (27.20)%    (14.40)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Total Return
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      15,097     18,923     15,105      5,178        92
Units issued                     5,524      4,332      5,867     10,898     5,322
Units redeemed                  (1,590)    (8,158)    (2,049)      (971)     (236)
                              --------   --------   --------   --------   -------
Units, end of period            19,031     15,097     18,923     15,105     5,178
                              ========   ========   ========   ========   =======
Unit value, end of period     $  18.37   $  17.93   $  17.08   $  16.27   $ 14.86
Assets, end of period         $349,701   $270,713   $323,303   $245,736   $76,920
Investment income ratio/(1)/      2.26%      3.90%      2.43%      2.44%     2.42%
Total return/(2)/                 2.48%      4.96%      5.01%      9.52%     8.28%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Total Stock
                                                  Market Index
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      12,766     10,326      6,973     1,864          -
Units issued                     2,486      2,913      3,839     5,698      2,051
Units redeemed                  (1,872)      (473)      (486)     (589)      (187)
                              --------   --------   --------   -------    -------
Units, end of period            13,380     12,766     10,326     6,973      1,864
                              ========   ========   ========   =======    =======
Unit value, end of period     $  12.09   $  11.44   $  10.24   $  7.84    $  9.96
Assets, end of period         $161,733   $146,010   $105,687   $54,673    $18,572
Investment income ratio/(1)/      1.05%      0.57%      0.00%     1.12%      2.70%
Total return/(2)/                 5.70%     11.73%     30.55%   (21.29)%   (11.41)%

                              Sub-Account
                             --------------
                              U.S. Global
                             Leaders Growth
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                        979
Units redeemed                     (226)
                                -------
Units, end of period                753
                                =======
Unit value, end of period       $ 13.34
Assets, end of period           $10,050
Investment income ratio/(1)/       0.21%
Total return/(2)/                  0.87%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                 U.S. Government
                                                    Securities
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      30,248     34,492     26,203     12,983         384
Units issued                     9,760     11,561     12,842     15,867      12,827
Units redeemed                  (4,800)   (15,805)    (4,553)    (2,647)       (228)
                              --------   --------   --------   --------    --------
Units, end of period            35,208     30,248     34,492     26,203      12,983
                              ========   ========   ========   ========    ========
Unit value, end of period     $  13.64   $  13.43   $  13.05   $  12.83    $  11.88
Assets, end of period         $480,306   $406,225   $450,219   $336,205    $154,261
Investment income ratio/(1)/      1.62%      1.90%      2.94%      3.35%       1.07%
Total return/(2)/                 1.58%      2.88%      1.73%      7.99%       7.03%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  U.S. Large Cap
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      19,069      9,388      5,165      2,818         527
Units issued                     4,083     11,081      5,729      3,225       2,658
Units redeemed                  (3,626)    (1,400)    (1,506)      (878)       (367)
                              --------   --------   --------   --------    --------
Units, end of period            19,526     19,069      9,388      5,165       2,818
                              ========   ========   ========   ========    ========
Unit value, end of period     $  15.26   $  14.43   $  13.19   $   9.62    $  12.86
Assets, end of period         $298,078   $275,100   $123,810   $ 49,694    $ 36,239
Investment income ratio/(1)/      0.41%      0.22%      0.31%      0.25%       0.30%
Total return/(2)/                 5.81%      9.39%     37.06%    (25.18)%     (2.55)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                         Utilities
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03++
                             ---------- ---------- ------------
Units, beginning of period      1,035        602           -
Units issued                    1,879        479         626
Units redeemed                    (96)       (46)        (24)
                              -------    -------      ------
Units, end of period            2,818      1,035         602
                              =======    =======      ======
Unit value, end of period     $ 14.54    $ 12.44      $ 9.61
Assets, end of period         $40,963    $12,883      $5,786
Investment income ratio/(1)/     0.52%      1.09%       0.00%
Total return/(2)/               16.82%     29.42%      34.54%

++ Fund available in prior year but no activity.

                                                  Sub-Account
                             ------------------------------------------------------
                                                     Value
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      16,069     14,870     10,345     6,187        761
Units issued                     2,110      5,425      5,715     5,628      6,612
Units redeemed                  (2,639)    (4,226)    (1,190)   (1,470)    (1,186)
                              --------   --------   --------   -------    -------
Units, end of period            15,540     16,069     14,870    10,345      6,187
                              ========   ========   ========   =======    =======
Unit value, end of period     $  16.85   $  14.97   $  13.00   $  9.37    $ 12.13
Assets, end of period         $261,861   $240,568   $193,282   $96,909    $75,081
Investment income ratio/(1)/      0.60%      0.53%      1.06%     0.71%      0.51%
Total return/(2)/                12.56%     15.18%     38.75%   (22.80)%     3.42%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

   /(1)/ These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
   /(2)/ These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. Transactions with Affiliates

John Hancock Distributors LLC (formerly Manulife Financial Securities LLC), a registered broker-dealer and wholly owned subsidiary of JHUSA (formerly ManUSA), acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) or other broker-dealers having distribution agreements with John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

Majority of the investments held by the Account are invested in the Trust (Note
1).

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

7. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C
OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B). Incorporated by reference to exhibit A (1) file number 333-33351 filed with the Commission on August 8, 1997 on behalf of FNAL.

     (b) Not applicable.

     (c) (1) Form of Underwriting and Distribution Agreement. Incorporated by reference to post-effective amendment number 7 file number 33-46217 filed with the Commissionon February 25, 1998.

     (2) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27
(c)(3), file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent and Broker Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27 (c)(4), file number 333-126668 filed with the Commission on October 12, 2005.

     (d) Form of Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit (A)(5) to pre-effective amendment number 1 to this Registration Statement on Form S-6, filed with the Commission on May 23, 2002.

     (e) Form of Application for a Flexible Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment number 1 file number 333-33351 filed with the Commission on March 16, 1998.

     (f) (1) Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit (6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997. Incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (c) Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York effective January 1, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York). Incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (g) Not Applicable.

     (h) (1) Form of Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (i) (1) Administrative Services Agreement between The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York dated October 1, 1997 Incorporated by reference to Exhibit (8)(A) to post-effective amendment No. file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Form of Administrative Services Agreement between The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York dated January 1, 2001. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (b) Form of Amendment No. 1 to Administrative Services Agreement effective January 1, 2001. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (2) Form of Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company dated 1997. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (j) Not Applicable.

     (k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001 Incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit
(a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (i) Powers of Attorney for Alison Alden, James R. Boyle, James Brockelman, Robert Cook, Marc Costantini, James D. Gallagher, and Bruce Speca filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK as of April 1, 2006

Name and Principal Business Address        Position with Depositor
-------------------------------------      ------------------------
Directors
Alison Alden
601 Congress Street
Boston, MA 02210 ....................      Director
Thomas Borshoff
3 Robin Drive
Rochester, NY 14618 .................      Director
James R. Boyle
601 Congress Street
Boston, MA 02210 ....................      Director
James Brockelman
601 Congress Street
Boston, MA 02210 ....................      Director
Robert A. Cook
601 Congress Street
Boston, MA 02210 ....................      Director
Marc Costantini
601 Congress Street
Boston, MA 02210 ....................      Director
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078 ...............      Director
James D. Gallagher
601 Congress Street
Boston, MA 02210 ....................      Director
Neil M. Merkl
35-35 161st Street
Flushing, NY 11358 ..................      Director

Name and Principal Business Address        Position with Depositor
-------------------------------------      --------------------------------------------------
Bradford J. Race, Jr.
136 East 64th Street
New York, NY 10021 ..................      Director
Joseph Scott
601 Congress Street
Boston, MA 02210 ....................      Director
Bruce R. Speca
601 Congress Street
Boston, MA 02210 ....................      Director
Officers
James D. Gallagher ..................      Chairman and President
Peter Copestake .....................      Senior Vice President and Treasurer
Andrew Corselli .....................      Secretary and Chief Legal Counsel
Richard Harris ......................      Appointed Acturary
Patricia Cassidy ....................      Illustration Actuary
Naveed Irshad .......................      Illustration Officer
Katherine MacMillan .................      Executive Vice President, Retirement Plan Services
Robert Cook .........................      Executive Vice President, Insurance
James Boyle .........................      Executive Vice President, Annuities
Yiji Starr ..........................      Vice President and Chief Investment Officer
Patrick Gill ........................      Controller
Brooks Tingle .......................      Insurance Administration
Jill Rebman .........................      Insurance Administration
Gregory Mack ........................      Vice President, Distribution

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2005 appears below:

     Subsidiary Name

     Cavalier Cable, Inc.

     John Hancock Investment Management Services, LLC

     Manulife Service Corporation

     Ennal, Inc.

     John Hancock Distributors, LLC

     Ironside Venture Partners I LLC

     Ironside Venture Partners II LLC

     Avon Long Term Care Leaders LLC

     Manulife Leasing Co., LLC

Item 30. Indemnification

     Article 10 of the Charter of the Company provides as follows:

     TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director establish that his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     Article VII of the By-laws of the Company provides as follows:

     Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or
(2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

     The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                            Capacity in Which Acting
-------------------------------------------------     -------------------------
John Hancock Variable Life Separate Account S ...     Principal Underwriter
John Hancock Variable Life Separate Account U ...     Principal Underwriter

Name of Investment Company                            Capacity in Which Acting
--------------------------------------------------    -------------------------
John Hancock Variable Life Separate Account V ....    Principal Underwriter
John Hancock Variable Life Separate Account UV ...    Principal Underwriter
John Hancock Variable Annuity Separate Account I .    Principal Underwriter
John Hancock Variable Annuity Separate Account JF     Principal Underwriter
John Hancock Variable Annuity Separate Account U .    Principal Underwriter
John Hancock Variable Annuity Separate Account V .    Principal Underwriter
John Hancock Variable Annuity Separate Account H .    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................    Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................    Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................    Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC.

Name                                   Title
---------------------------------      ----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
Peter Copestake***** ............      Vice President and Treasurer
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant`s depositor.

Item 33. Management Services

     None

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement on Form N-6 to be signed on their behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2006.

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                               SEPARATE ACCOUNT B
                                  (Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                           By: /s/ James D. Gallagher
                               ----------------------
                               James D. Gallagher
                                    Chairman

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                                   (Depositor)

                           By: /s/ James D. Gallagher
                               ----------------------
                               James D. Gallagher

                                    Chairman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities indicated as of the 27th day of April, 2006.

/s/ Patrick Gill                      Controller
------------------------------
Patrick Gill
/s/Yiji Starr                         Senior Vice President and Chief Financial
------------------------------        Officer
Yiji Starr
*                                     Director
------------------------------
Alison Alden
*                                     Director
------------------------------
Thomas Borshoff
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
James Brockelman
*                                     Director
------------------------------
Robert A. Cook
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
Ruth Ann Fleming
*                                     Director
------------------------------
James D. Gallagher
*                                     Director
------------------------------
Neil M. Merkl
*                                     Director
------------------------------
Bradford J. Race, Jr.
*                                     Director
------------------------------
Joseph Scott
*                                     Director
------------------------------
Bruce R. Speca
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney